     As filed with the Securities and Exchange Commission on April 25, 2002



                           Registration No. 333-85022


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                    [X] Pre-Effective Amendment No. 1


                    [ ] Post-Effective Amendment No. ___

                        (Check appropriate Box or Boxes)

                             Liberty Funds Trust I *
               (Exact Name of Registrant as Specified in Charter)

                One Financial Center, Boston, Massachusetts 02111
                    (Address of Principal Executive Offices)

                                  617-426-3750
                        (Area Code and Telephone Number)


                            Jean S. Loewenberg, Esq.
                            Liberty Funds Group LLC
                              One Financial Center
                          Boston, Massachusetts 02111
                    (Name and address of Agent for Service)


                                   Copies to:

                               John M. Loder, Esq.
                                  Ropes & Gray
                             One International Place
                           Boston, Massachusetts 02110


Title of Securities Being Registered: Shares of Beneficial Interest, no par value

Approximate Date of Proposed Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective on April 26, 2002 pursuant to Rule 488.

An indefinite amount of the Registrant's securities has been registered under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. In reliance upon such Rule, no filing fee is being paid at this time.

* On behalf of the Liberty High Yield Securities Fund.

                                 LIBERTY FUNDS
                                STEIN ROE FUNDS
             ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111-2621

Dear Shareholder:


     Your fund will hold a special meeting of shareholders on June 28, 2002, at 2:00 p.m. (Eastern Time). At this meeting, you will be asked to vote on the proposed acquisition of your fund, which is one of a number of fund acquisitions recommended by Columbia Management Group, Inc. ("Columbia"), the new parent company of the investment advisors to Liberty Funds and Stein Roe Funds. Columbia's overall goal in proposing these fund mergers is two-fold. First, by merging funds with similar investment strategies, Columbia can create larger, more efficient funds. Second, by streamlining its investment product line, Columbia can concentrate its portfolio management resources on a more focused group of portfolios. The specific details and reasons for your fund's acquisition are contained in the enclosed Prospectus/Proxy Statement. Please read it carefully.


     This special meeting will be held at Columbia's offices located at One Financial Center, Boston, Massachusetts. While we hope you can attend this meeting, it is very important that you vote your shares at your earliest convenience. Your fund has retained the services of Georgeson Shareholder Communications, Inc. to assist shareholders with the voting process. As we get closer to June 28th, shareholders who have not yet voted may receive a call from Georgeson reminding them to exercise their right to vote.

     YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU CAN VOTE EASILY AND QUICKLY BY MAIL, BY PHONE, BY INTERNET OR IN PERSON. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE. PLEASE HELP YOUR FUND AVOID THE EXPENSE OF A FOLLOW-UP MAILING BY VOTING TODAY!


     If you have any questions regarding the combined Prospectus/Proxy Statement, please call Georgeson at 866-274-6822.


     We appreciate your participation and prompt response in these matters and thank you for your continued support.

Sincerely,

/s/ Keith T. Banks

Keith T. Banks, President


Liberty Funds
Stein Roe Mutual Funds


May 13, 2002

[Job Code]

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 28, 2002

                      LIBERTY-STEIN ROE FUNDS INCOME TRUST
                           STEIN ROE HIGH YIELD FUND

     NOTICE IS HEREBY GIVEN that a Special Meeting of the shareholders of the Stein Roe High Yield Fund will be held at 2:00 p.m. Eastern Time on Friday, June 28, 2002, at the offices of Columbia Management Group, Inc., the indirect parent of the Stein Roe High Yield Fund's advisor, One Financial Center, Boston, Massachusetts 02111-2621, for these purposes:

     1. To approve an Agreement and Plan of Reorganization providing for the sale of all of the assets of the Stein Roe High Yield Fund to, and the assumption of all of the liabilities of the Stein Roe High Yield Fund by, the Liberty High Yield Securities Fund in exchange for shares of the Liberty High Yield Securities Fund and the distribution of such shares to the shareholders of the Stein Roe High Yield Fund in complete liquidation of the Stein Roe High Yield Fund.

     2. To consider and act upon any other matters that properly come before the meeting and any adjourned session of the meeting.

     Shareholders of record at the close of business on April 17, 2002, are entitled to notice of and to vote at the meeting and any adjourned session.

                                          By order of the Board of Trustees,

                                          Jean S. Loewenberg, Secretary


May 13, 2002



NOTICE: YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU
        CAN VOTE EASILY AND QUICKLY BY PHONE, BY MAIL, BY INTERNET OR IN PERSON. SEE THE ENCLOSED PROXY INSERT FOR INSTRUCTIONS. PLEASE HELP THE STEIN ROE HIGH YIELD FUND AVOID THE EXPENSE OF A FOLLOW-UP MAILING BY VOTING TODAY!

                    COMBINED PROSPECTUS AND PROXY STATEMENT

                                  MAY 13, 2002


                  ACQUISITION OF THE ASSETS AND LIABILITIES OF
                           STEIN ROE HIGH YIELD FUND
         (INCLUDING CLASS S AND LIBERTY HIGH YIELD BOND FUND, CLASS A)
                    c/o Liberty-Stein Roe Funds Income Trust
                              One Financial Center
                          Boston, Massachusetts 02111
                                 1-800-338-2550

                        BY AND IN EXCHANGE FOR SHARES OF
                       LIBERTY HIGH YIELD SECURITIES FUND
                           c/o Liberty Funds Trust I
                              One Financial Center

                          Boston, Massachusetts 02111


                               TABLE OF CONTENTS


QUESTIONS AND ANSWERS.......................................    3
PROPOSAL -- Acquisition of the High Yield Fund by the
            Liberty Securities Fund.........................    8
  Principal Investment Risks................................    8
  Information about the Acquisition.........................    9
GENERAL.....................................................   14
  Voting Information........................................   14
Appendix A -- Agreement and Plan of Reorganization..........  A-1
Appendix B -- Fund Information..............................  B-1
Appendix C -- Capitalization................................  C-1
Appendix D -- Management's Discussion of Fund Performance as
              of December 31, 2001 -- Liberty Securities
              Fund..........................................  D-1


     This combined Prospectus/Proxy Statement contains information you should know before voting on the Agreement and Plan of Reorganization relating to the proposed acquisition of the Stein Roe High Yield Fund (including Class S and Liberty High Yield Bond Fund, Class A) (the "High Yield Fund") by the Liberty High Yield Securities Fund (the "Liberty Securities Fund," and together with the High Yield Fund, the "Funds") (the "Acquisition") at a Special Meeting of Shareholders of the High Yield Fund (the "Meeting"), which will be held at 2:00 p.m. Eastern Time on June 28, 2002, at the offices of Columbia Management Group, Inc. ("Columbia"), One Financial Center, Boston, Massachusetts 02111. Please read this Prospectus/Proxy Statement and keep it for future reference.


     The Proposal in this Prospectus/Proxy Statement relates to the proposed acquisition of the High Yield Fund by the Liberty Securities Fund. If the Acquisition occurs, you will become a shareholder of the Liberty Securities Fund. The Liberty Securities Fund seeks high current income and total return. If the Agreement and Plan of Reorganization is approved by the shareholders of the High Yield Fund and the Acquisition occurs, the High Yield Fund will transfer all of the assets and liabilities attributable to each class of its shares to the Liberty Securities Fund in exchange for shares of the same class of the Liberty Securities Fund (in the case of Class S shares of the High Yield Fund, Class Z shares of the Liberty Securities Fund) with the same aggregate net asset value as the net value of the assets and liabilities transferred. After that exchange, shares of each class received by the High Yield Fund will be distributed pro rata to its shareholders of the corresponding class.

     Please review the enclosed Prospectus of the Liberty Securities Fund for your class of shares. This document is incorporated in this Prospectus/Proxy Statement by reference. The following documents have been filed with the Securities and Exchange Commission (the "SEC") and are also incorporated in this Prospectus/Proxy Statement by reference:

     - The Prospectuses of the High Yield Fund dated November 1, 2001, as supplemented on November 2, 2001.

     - The Statements of Additional Information of the High Yield Fund dated November 1, 2001, as supplemented on November 2, 2001.

     - The Reports of Independent Auditors and financial statements included in the Annual Reports to Shareholders of the High Yield Fund dated June 30, 2001.

     - The financial statements included in the High Yield Fund's Semi-Annual Report to Shareholders dated December 31, 2001.


     - The Statement of Additional Information of the Liberty Securities Fund dated May 13, 2002, relating to the Acquisition.


     The High Yield Fund has previously sent its Annual and Semi-Annual Reports to its shareholders. For a free copy of these Reports or any of the documents listed above, you may call 1-800-426-3750, or you may write to your Fund at the address listed on the cover of this Prospectus/Proxy Statement. You may also obtain many of these documents by accessing the Internet site for your Fund at www.steinroe.com or www.libertyfunds.com. Our hearing impaired shareholders may call Liberty Funds Services, Inc. at 1-800-528-6979 with special TTD equipment. Text-only versions of all the High Yield Fund and Liberty Securities Fund documents can be viewed online or downloaded from the EDGAR database on the SEC's Internet site at www.sec.gov. You can review and copy information about the Funds by visiting the Public Reference Room, U.S. Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549-0102. You can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at the address above. Information on the operation of the Public Reference Room may be obtained by calling 202-942-8090.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS/PROXY STATEMENT IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             QUESTIONS AND ANSWERS

THE FOLLOWING QUESTIONS AND ANSWERS PROVIDE AN OVERVIEW OF KEY FEATURES OF THE ACQUISITION AND OF THE INFORMATION CONTAINED IN THIS COMBINED PROSPECTUS/PROXY STATEMENT. PLEASE REVIEW THE FULL PROSPECTUS/ PROXY STATEMENT PRIOR TO CASTING YOUR VOTE.

1.  WHAT IS BEING PROPOSED?


The Trustees of Liberty-Stein Roe Funds Income Trust (the "Income Trust"), who are also the Trustees of Liberty Funds Trust I ("Trust I") (each a "Trust" and together, the "Trusts"), are recommending that the Liberty Securities Fund acquire the High Yield Fund. This means that the Liberty Securities Fund would acquire all of the assets and liabilities of the High Yield Fund in exchange for shares of the Liberty Securities Fund. If the Acquisition is approved, you will receive shares of the Liberty Securities Fund with an aggregate net asset value equal to the aggregate net asset value of your High Yield Fund shares as of the day before the closing of the Acquisition. The Acquisition is currently scheduled to take place on or around July 29, 2002.


Please note that the Trustees of the Income Trust have approved the liquidation of the High Yield Fund in the event that its shareholders do not approve the Acquisition.

2.  WHY IS THE ACQUISITION BEING PROPOSED?

The Trustees of the Income Trust recommend approval of the Acquisition because it offers shareholders of the High Yield Fund an investment in a larger fund with investment goals and strategies generally similar to those of the High Yield Fund. In reviewing the Acquisition, the Trustees also considered:

- that, because the High Yield Fund is too small to be economically viable without fee waivers and expense reimbursements, and has been unable to achieve meaningful sales growth that over time could reduce Fund expenses, the Trustees have approved the liquidation of the High Yield Fund in the event that its shareholders do not approve the Acquisition;

- that based on expense ratios as of December 31, 2001, the High Yield Fund shareholders are expected to experience a decrease in gross expenses (expenses before reduction by the voluntary fee waiver described in footnote 9 to the Annual Fund Operating Expenses table below) although net expenses (expenses reduced by such fee waiver) are not expected to change; and

- that the Acquisition is expected to be tax-free for shareholders of the High Yield Fund who choose to remain shareholders of the Liberty Securities Fund, while liquidation would be a realization event for tax purposes.

Please review "Reasons for the Acquisition" in the Proposal section of this Prospectus/Proxy Statement for more information regarding the factors considered by the Trustees.

SHAREHOLDERS OF THE HIGH YIELD FUND SHOULD NOTE THAT, ALTHOUGH THE INVESTMENT GOALS AND STRATEGIES OF THE LIBERTY SECURITIES FUND ARE GENERALLY SIMILAR TO THOSE OF THE HIGH YIELD FUND, THERE MAY BE SOME DIFFERENCE IN THE INVESTMENT STYLE OF THE COMBINED FUND. FOR EXAMPLE, THE LIBERTY SECURITIES FUND IS NOT SUBJECT TO SEVERAL OF THE INVESTMENT RESTRICTIONS TO WHICH THE HIGH YIELD FUND IS SUBJECT. PLEASE SEE THE ANSWER TO QUESTION 4 BELOW FOR MORE INFORMATION COMPARING THE INVESTMENT GOALS, STRATEGIES AND POLICIES OF THE FUNDS.

3. HOW DO THE MANAGEMENT FEES AND EXPENSES OF THE FUNDS COMPARE AND WHAT ARE THEY ESTIMATED TO BE FOLLOWING THE ACQUISITION?

The following tables allow you to compare the sales charges and management fees and expenses of the High Yield Fund and the Liberty Securities Fund and to analyze the estimated expenses that Columbia expects the combined fund to bear in the first year following the Acquisition. The shareholder fees presented below for the Liberty Securities Fund apply both before and after giving effect to the Acquisition. Sales charges, if applicable, are paid directly by shareholders to Liberty Funds Distributor, Inc., each Fund's distributor. Annual Fund Operating Expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and administrative costs, including pricing and custody services. The Annual Fund Operating

Expenses shown in the tables below represent expenses for the High Yield Fund for its last fiscal year (ended June 30, 2001) and for the Liberty Securities Fund for its last fiscal year (ended December 31, 2001) and those expected to be incurred by the combined fund on a pro forma basis (giving effect to the Acquisition and based on pro forma combined net assets as of December 31, 2001).


     Shareholders of the High Yield Fund will not pay additional sales charges as a result of the Acquisition, although contingent deferred sales charges will continue to apply.

SHAREHOLDER FEES
(paid directly from your investment)

                                                                                       LIBERTY
                                                             HIGH YIELD               SECURITIES
                                                                FUND                   FUND(1)
                                                             ----------               ----------
                                                      CLASS A(1)    CLASS S(2)    CLASS A    CLASS Z
Maximum sales charge (load) on purchases (%) (as a
percentage of the offering price)                        4.75          0.00        4.75       0.00
----------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions
(%) (as a percentage of the lesser of purchase price
or redemption price)                                     1.00(3)       0.00        1.00(3)    0.00
----------------------------------------------------------------------------------------------------
Redemption fee (%) (as a percentage of amount
redeemed, if applicable)                                (4)           (5)          (4)        (4)

---------------
(1) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(2) A fee of $5 per quarter may be charged to accounts that fall below the required minimum balance of $1,000.


(3) This charge applies only to Class A shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase and that are sold within 18 months of purchase. Subsequent Class A share purchases that bring your account value above $1 million are subject to this charge if sold within 18 months of the date of purchase.


(4) There is a $7.50 charge for wiring sale proceeds to your bank.

(5) There is a $7 charge for wiring sale proceeds to your bank.

ANNUAL FUND OPERATING EXPENSES
(deducted directly from Fund assets)

                                                                                            LIBERTY
                                         HIGH YIELD                LIBERTY              SECURITIES FUND
                                           FUND(6)             SECURITIES FUND       (PRO FORMA COMBINED)
                                         ----------            ---------------       --------------------
                                     CLASS A     CLASS S     CLASS A     CLASS Z     CLASS A      CLASS Z
Management fee(7)(%)                  0.65        0.65        0.60        0.60         0.60         0.60
----------------------------------------------------------------------------------------------------------
Distribution and service (12b-1)
fees(8)(%)                            0.35        0.00        0.25        0.00         0.25         0.00
----------------------------------------------------------------------------------------------------------
Other expenses(%)                     0.60        0.60        0.37        0.37         0.42         0.42
----------------------------------------------------------------------------------------------------------
Total annual fund operating
expenses(7)(%)                        1.60        1.25        1.22        0.97         1.27         1.02

---------------
(6) The High Yield Fund currently pursues its investment program by investing all of its assets in another investment company, the SR&F High Yield Portfolio (the "Master Fund"). Annual fund operating expenses consist of expenses of the High Yield Fund plus the High Yield Fund's share of the expenses of the Master Fund. The expenses of the High Yield Fund include management fees and administration costs such as furnishing the High Yield Fund with offices and providing tax and compliance services.

(7) The High Yield Fund paid an administration fee of 0.15% and the Master Fund paid a management fee of 0.50%. The High Yield Fund's advisor has voluntarily agreed to reimburse the High Yield Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.00%. If this reimbursement were reflected in the table, the management fee for each class would be 0.40% and the total annual fund operating expenses for Class A and Class S shares would be 1.25% and 1.00%, respectively (after giving effect to the 12b-1 fee waiver discussed in footnote 8). This arrangement may be modified or terminated by the advisor at any time.

(8) The High Yield Fund and the Liberty Securities Fund have adopted plans under Rule 12b-1 that permit them to pay the Funds' distributor marketing and other fees to support the sale and distribution of Class A shares and certain services provided to you by your financial advisor. The annual service fee may equal up to 0.25% for each of Class A shares of the Liberty Securities Fund and Class A shares of the High Yield Fund. The annual distribution fee may equal up to 0.10% for Class A shares of the High Yield Fund. There is no annual distribution fee for Class A shares of the Liberty Securities Fund. Distribution and service fees are paid out of the assets attributable to these classes. In addition, the High Yield Fund's distributor has voluntarily agreed to waive a portion of the 12b-1 fee for Class A shares. If this waiver were reflected in the table, the 12b-1 fee for Class A shares would be 0.25%. This arrangement may be modified or terminated by the distributor at any time.

(9) In connection with the Acquisition, the Liberty Securities Fund's advisor has indicated that it will voluntarily reimburse the Fund for transfer agency fees so that transfer agency fees will not exceed 0.23%. If this reimbursement were reflected in the table above, other expenses would be 0.40% for Class A and Class Z shares and total annual fund operating expenses for Class A would be 1.25% and for Class Z would be 1.00%. This arrangement may be modified or terminated by the advisor at any time.

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the High Yield Fund or the Liberty Securities Fund currently with the cost of investing in the combined fund on a pro forma basis and also allow you to compare these costs with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The following hypothetical conditions were used in performing the calculations:

     - $10,000 initial investment

     - 5% total return for each year

     - Each Fund's operating expenses remain the same

     - Reinvestment of all dividends and distributions

                                                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
HIGH YIELD FUND
Class A                                                    $630      $956      $1,304      $2,285
--------------------------------------------------------------------------------------------------
Class S                                                     127       397         686       1,511
--------------------------------------------------------------------------------------------------
LIBERTY SECURITIES FUND
Class A                                                    $593      $844      $1,113      $1,882
--------------------------------------------------------------------------------------------------
Class Z                                                      99       309         536       1,190
--------------------------------------------------------------------------------------------------
LIBERTY SECURITIES FUND
(pro forma combined)
Class A                                                    $598      $859      $1,139      $1,936
--------------------------------------------------------------------------------------------------
Class Z                                                     104       325         563       1,248
--------------------------------------------------------------------------------------------------

The projected post-Acquisition pro forma Annual Fund Operating Expenses and Example Expenses presented above are based upon numerous material assumptions, including that (1) the current contractual agreements will remain in place and
(2) certain fixed costs involved in operating the High Yield Fund and the Master Fund are eliminated. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved, because expenses depend on a variety of factors, including the future level of fund assets, many of which are beyond the control of the Liberty Securities Fund or Columbia.

4. HOW DO THE INVESTMENT GOALS, STRATEGIES AND POLICIES OF THE HIGH YIELD FUND AND THE LIBERTY SECURITIES FUND COMPARE?

This table shows the investment goals and principal investment strategies of each Fund:


-------------------------------------------------------------------------------
               HIGH YIELD FUND                   LIBERTY SECURITIES FUND
-------------------------------------------------------------------------------
     INVESTMENT GOALS: The High Yield      INVESTMENT GOALS: The Liberty
     Fund seeks its total return by        Securities Fund seeks high current
     investing for a high level of         income and total return.
     current income and capital
     appreciation.
-------------------------------------------------------------------------------
     PRINCIPAL INVESTMENT STRATEGIES:      PRINCIPAL INVESTMENT STRATEGIES:

     The High Yield Fund seeks to achieve  The Liberty Securities Fund seeks to
     its goals by investing all of its     achieve its goals as follows:
     assets in the Master Fund. The
     Master Fund seeks to achieve its
     goals as follows:

   -   The Master Fund invests at least    - The Fund invests at least 80% of
       80% of its net assets (plus any       its net assets in lower-rated
       borrowings for investment             corporate debt securities ("junk
       purposes) in high-yield, high-risk    bonds").
       bonds ("junk bonds").
                                           - The Fund may also invest in equity
     - The Master Fund may invest in any     securities to seek capital
       type of debt securities, including    appreciation.
       corporate bonds and
       mortgage-backed and asset-backed    - The Fund may invest in securities
       securities.                           issued or guaranteed by foreign
                                             governments or foreign companies,
     - To a limited extent, the Master       including securities issued in
       Fund may seek capital appreciation    emerging market countries.
       by using hedging techniques such
       as futures and options.

     - The Master Fund may also invest in
       equity securities to seek capital
       appreciation.
-------------------------------------------------------------------------------


The following highlights the differences in the principal investment strategies that each Fund uses to achieve its investment goals:

     - Unlike the High Yield Fund, which does not have a principal investment strategy relating to foreign investments, the principal investment strategies of the Liberty Securities Fund include investment in securities issued or guaranteed by foreign governments or foreign companies, including securities issued in emerging market countries.

The following compares other investment policies to which each Fund is subject:

     - Unlike the High Yield Fund, which may not invest more than 5% of its net assets in warrants and may not invest more than 25% of its total assets in securities of foreign issuers that are not traded publicly in the United States, the Liberty Securities Fund is not subject to any such restrictions.

     - Neither the Liberty Securities Fund nor the High Yield Fund may purchase real estate. However, unlike the High Yield Fund, which may purchase securities secured by real estate or interests in real estate and may purchase securities issued by companies which invest in real estate or interests in real estate, the Liberty Securities Fund may only own real estate acquired as the result of owning securities and not constituting more than 5% of its total assets.

     - Although neither the Liberty Securities Fund nor the High Yield Fund may concentrate more than 25% of its total assets in any one industry, for the High Yield Fund, this restriction does not apply to repurchase agreements or securities of issuers in the financial services industry.

     - As a fundamental investment policy, the High Yield Fund may not purchase or sell commodities or commodities contracts or oil, gas or mineral programs (other than by entering into futures, options on futures and forward contracts). Such restrictions are not a fundamental investment policy of the Liberty Securities Fund.

     - Unlike the High Yield Fund, the Liberty Securities Fund may purchase and sell futures contracts and related options only if the total initial margin and premiums on the contracts do not exceed 5% of the Fund's total assets.

     - Although both Funds may lend securities, the High Yield Fund may not do so if, as a result of the loan, the aggregate amount of the loans would exceed 33 1/3% of the value of the Fund's total assets.

     - Although the High Yield Fund may borrow only for non-leveraging, temporary or emergency purposes or as part of reverse repurchase agreements, the Liberty Securities Fund is not subject to such restrictions.

     - The High Yield Fund is subject to the following non-fundamental investment policies which, except to the extent applicable to the Liberty Securities Fund by operation of the Investment Company Act of 1940 and the rules and regulations thereunder, do not apply to the Liberty Securities Fund. Under these non-fundamental policies, the High Yield Fund may not (1) invest for the purpose of exercising control, (2) purchase portfolio securities from, or sell portfolio securities to, any of the officers, directors or trustees of the Income Trust, (3) purchase shares of other open-end investment companies, except in the context of a merger, consolidation, acquisition or reorganization, (4) invest more than 5% of its net assets in warrants, nor more than 2% of its net assets in warrants which are not listed on the New York or American Stock Exchange, (5) purchase a put or call option if the aggregate premiums paid for all put and call options exceed 20% of the Fund's net assets,
       (6) write an option on a security, (7) invest in limited partnerships in real estate unless they are readily marketable or (8) invest more than 15% of the Fund's total assets in restricted securities, other than securities eligible for resale under Rule 144A of the Securities Act of 1933.

Except as noted above, the investment policies of the High Yield Fund and the Liberty Securities Fund are substantially similar.


The High Yield Fund currently pursues its investment program by investing all of its assets in the SR&F High Yield Portfolio (the "Master Fund"). The Master Fund is advised by Stein Roe & Farnham Incorporated ("Stein Roe") and has investment goals identical to those of the High Yield Fund. This arrangement is known as a "master-feeder" structure. As of April 17, 2002, the High Yield Fund owned approximately a 48.36% interest in the Master Fund, with the remaining interest in the Master Fund owned by the Stein Roe Institutional Client High Yield Fund (the "Institutional Client Fund"). If the Proposal is approved, prior to the Acquisition, the Master Fund is expected to distribute all of its assets to the High Yield Fund and the Institutional Client Fund in exchange for their respective interests in the Master Fund in complete liquidation of the Master Fund. As a result, immediately before the Acquisition, the High Yield Fund and the Institutional Client Fund will cease to operate under a "master-feeder" structure. The Institutional Client Fund will remain as a stand-alone fund.


For a complete list of the Funds' investment policies, see the Statement of Additional Information of each Fund.

5. WHAT CLASS OF LIBERTY SECURITIES FUND SHARES WILL YOU RECEIVE IF THE ACQUISITION OCCURS?

If you own Class A shares of the High Yield Fund, you will receive Class A shares of the Liberty Securities Fund. The shares will have the same exchange rights and will bear the same contingent deferred sales charges

("CDSCs") upon redemption, if applicable, as your current shares. The shares will also have the same distribution, purchase and redemption procedures as your current shares.

If you own Class S shares of the High Yield Fund, you will receive Class Z shares of the Liberty Securities Fund. Like your High Yield Fund Class S shares, your new Class Z shares will not bear sales charges or be subject to 12b-1 fees, and they will have distribution, purchase and redemption procedures that are substantially similar to those of your current shares. Your Class Z shares will have a similar "telephone exchange privilege," but unlike your Class S shares, they will not have an "automatic exchange privilege." Also, your exchange rights will be different. Whereas your Class S shares could be exchanged only for certain other Stein Roe no-load funds offered for sale in your state of residence, your new Class Z shares may be exchanged for Class Z or Class A shares of other funds distributed by Liberty Funds Distributor, Inc. at net asset value.

6.  WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE ACQUISITION?

The Acquisition is expected to be tax-free to you for federal income tax purposes. This means that neither you nor the High Yield Fund is expected to recognize a gain or loss as a result of the Acquisition.

Immediately prior to the Acquisition, the High Yield Fund will declare and pay a distribution of all net investment company taxable income, if any, and net realized capital gains (after reduction by any available capital loss carryforwards), if any, to its shareholders.

The cost basis and holding period of your High Yield Fund shares are expected to carry over to your new shares in the Liberty Securities Fund.


                 PROPOSAL -- ACQUISITION OF THE HIGH YIELD FUND

                         BY THE LIBERTY SECURITIES FUND

THE PROPOSAL


     You are being asked to approve the Agreement and Plan of Reorganization dated April 22, 2002, which is attached as Appendix A to this Prospectus/Proxy Statement. By approving the Agreement and Plan of Reorganization, you are also approving the Acquisition of the High Yield Fund by the Liberty Securities Fund under the Agreement and Plan of Reorganization.


PRINCIPAL INVESTMENT RISKS

  What are the principal investment risks of the Liberty Securities Fund, and how do they compare with those of the High Yield Fund?

     The Liberty Securities Fund is subject to market risk, interest rate risk, the issuer risk associated with investing in debt securities issued by private entities (including corporate bonds) and the risks associated with investments in lower-rated debt securities (commonly referred to as "junk bonds"), which are the risks to which the High Yield Fund is subject. Unlike the High Yield Fund, however, the Liberty Securities Fund is subject to the risks associated with foreign investments and investments in emerging markets. Aside from the risks associated with foreign investments and investments in emerging markets, the principal risks associated with each Fund are generally similar because the Funds have generally similar investment goals and strategies. For more information about the principal investment risks of the Liberty Securities Fund, please see the enclosed Prospectus of the Liberty Securities Fund. The actual risks of investing in each Fund depend on the securities held in each Fund's portfolio and on market conditions, both of which change over time.


     SHAREHOLDERS OF THE HIGH YIELD FUND SHOULD NOTE THAT, ALTHOUGH THE INVESTMENT GOALS AND STRATEGIES OF THE LIBERTY SECURITIES FUND ARE GENERALLY SIMILAR TO THOSE OF THE HIGH YIELD FUND, THERE MAY BE A DIFFERENCE IN THE INVESTMENT STYLE OF THE COMBINED FUND. FOR EXAMPLE, THE LIBERTY SECURITIES FUND IS NOT SUBJECT TO SEVERAL OF THE INVESTMENT RESTRICTIONS TO WHICH THE HIGH YIELD FUND IS SUBJECT. PLEASE SEE THE ANSWER TO

QUESTION 4 ABOVE UNDER "QUESTIONS AND ANSWERS" FOR MORE INFORMATION COMPARING THE INVESTMENT GOALS, STRATEGIES AND POLICIES OF THE FUNDS.

INFORMATION ABOUT THE ACQUISITION

  Terms of the Agreement and Plan of Reorganization


     If approved by the shareholders of the High Yield Fund, the Acquisition is expected to occur on or around July 29, 2002, under the Agreement and Plan of Reorganization, which is attached as Appendix A to this combined Prospectus/Proxy Statement. Please review Appendix A. The following is a brief summary of the principal terms of the Agreement and Plan of Reorganization:


     - The High Yield Fund will transfer all of the assets and liabilities attributable to each class of its shares to the Liberty Securities Fund in exchange for shares of the same class of the Liberty Securities Fund (in the case of Class S shares of the High Yield Fund, Class Z shares of the Liberty Securities Fund) with an aggregate net asset value equal to the net value of the transferred assets and liabilities.


     - The Acquisition will occur on the next business day after the time (currently scheduled to be 4:00 p.m. Eastern Time on July 26, 2002, or such other date and time as the parties may determine) when the assets of each Fund are valued for purposes of the Acquisition.



     - The Class A shares of the Liberty Securities Fund received by the High Yield Fund will be distributed to the Class A shareholders of the High Yield Fund and the Class Z shares of the Liberty Securities Fund received by the High Yield Fund will be distributed to the Class S shareholders of the High Yield Fund, in each case pro rata in accordance with their percentage ownership of the relevant class of the High Yield Fund in full liquidation of the High Yield Fund.


     - After the Acquisition, the High Yield Fund will be terminated, and its affairs will be wound up in an orderly fashion.

     - The Acquisition requires approval by the High Yield Fund's shareholders and satisfaction of a number of other conditions; the Acquisition may be terminated at any time with the approval of the Trustees of both the Income Trust and Liberty Funds Trust I.

     Shareholders who object to the Acquisition will not be entitled under Massachusetts law or the Declaration of Trust of the Income Trust to demand payment for, or an appraisal of, their shares. However, shareholders should be aware that the Acquisition as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Acquisition is consummated, shareholders will be free to redeem the shares which they receive in the transaction at their current net asset value, less any applicable CDSC. In addition, shares may be redeemed at any time prior to the consummation of the Acquisition.

  Shares You Will Receive


     If the Acquisition occurs and you own Class A shares of the High Yield Fund, you will receive Class A shares in the Liberty Securities Fund. If the Acquisition occurs and you own Class S shares of the High Yield Fund, you will receive Class Z shares in the Liberty Securities Fund. In comparison to the shares you currently own, the shares you receive will have the following characteristics:


     - They will have an aggregate net asset value equal to the aggregate net asset value of your current shares as of the business day before the closing of the Acquisition.

     - They will bear the same sales charges, redemption fees and CDSCs as your current shares to the extent such charges and fees apply, and for purposes of determining the CDSC applicable to any redemption the new shares will continue to age from the date you purchased your High Yield Fund shares.

     - The procedures for purchasing and redeeming your shares will be generally similar as a result of the Acquisition. However, Class Z shares do not offer an "automatic exchange privilege," whereas Class S shares do offer such exchange privilege.

     - Shareholders of new Class Z shares will have different exchange rights. Whereas Class S shares of the High Yield Fund could be exchanged only for shares of certain other Stein Roe no-load funds offered for sale in your state of residence, your new Class Z shares may be exchanged for Class Z or Class A shares of other funds distributed by Liberty Funds Distributor, Inc. at net asset value.

     - In general, Class Z shares of the Liberty Securities Fund may be purchased only by "Eligible Investors" whose purchases satisfy certain minimum initial investment requirements. You do not need to be an Eligible Investor or satisfy those requirements in order to receive Class Z shares of the Liberty Securities Fund.

     - You will have the same voting rights as you currently have, but as a shareholder of the Liberty Securities Fund of Trust I.

     Information concerning the capitalization of each of the Funds is contained in Appendix C.

  Reasons for the Acquisition


     The Trustees of the Income Trust, who are also the Trustees of Trust I, including all Trustees who are not "interested persons" of those Trusts, have determined on behalf of each Trust that the Acquisition would be in the best interests of each Fund's shareholders and that the interests of existing shareholders in each Fund would not be diluted as a result of the Acquisition. The Trustees have unanimously approved the Acquisition and recommend that you vote in favor of the Acquisition by approving the Agreement and Plan of Reorganization which is attached as Appendix A to this Prospectus/Proxy Statement.


     The Acquisition is one of several proposed acquisitions and liquidations of funds in the Liberty and Stein Roe Fund groups proposed by Columbia, the indirect parent of the investment advisors to the Liberty and Stein Roe Funds. The overall purposes of these acquisitions and liquidations include streamlining and rationalizing the product offerings of the Liberty and Stein Roe Funds, creating larger, more efficient funds and permitting the Columbia organization to concentrate its portfolio management resources on a more focused group of portfolios.


     In proposing the Acquisition, Columbia presented to the Trustees, at meetings held on February 12-13, 2002, March 8, 2002, and March 13, 2002, the following reasons for the High Yield Fund to enter into the Acquisition:


     - The Acquisition is expected to create a larger fund with investment goals and strategies generally similar to those of the High Yield Fund.


     - Because the High Yield Fund is too small to be economically viable without fee waivers and expense reimbursements, and has been unable to achieve meaningful sales growth that over time could reduce Fund expenses, the Trustees should approve (and they have subsequently approved) the liquidation of the High Yield Fund in the event that its shareholders do not approve the Acquisition.


     - The Acquisition is intended to permit the High Yield Fund's shareholders to exchange their investment for an investment in the Liberty Securities Fund without recognizing gain or loss for federal income tax purposes. By contrast, if a High Yield Fund shareholder were to redeem his or her shares to invest in another fund, like the Liberty Securities Fund, the transaction would likely be a taxable event for such shareholder. Similarly, if the High Yield Fund were liquidated or reorganized in a taxable transaction, the transaction would likely be a taxable event for the Fund's shareholders. After the Acquisition, shareholders may redeem any or all of their Liberty Securities Fund shares at net asset value (subject to any applicable CDSC) at any time, at which point they would recognize a taxable gain or loss.

     The Trustees considered that shareholders of the High Yield Fund who do not want to become shareholders of the Liberty Securities Fund, whether because they wish to realize an unrealized loss on their shares or otherwise, could redeem their shares in the High Yield Fund prior to the Acquisition.


     In addition, the Trustees considered the tax effects of the Acquisition and the relative Fund performance results set forth below under "Performance Information." No assurance can be given that the Liberty Securities Fund will achieve any particular level of performance after the Acquisition.


  Performance Information

     The charts below show the percentage gain or loss in each calendar year for the life-of-the-fund period ending December 31, 2001, for the oldest class of shares of the High Yield Fund (Class S shares) and for the ten-year period ending December 31, 2001, for the oldest class of shares of the Liberty Securities Fund (Class A shares). They should give you a general idea of how each Fund's return has varied from year to year. The charts include the effects of Fund expenses, but not sales charges (if applicable to the Fund's shares). You should note that Class A shares bear higher expenses than Class S shares; if Class S shares had been subject to 12b-1 fees (like Class A shares) the performance shown would have been lower. Returns would be lower if any applicable sales charges were included. The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date. Past performance is not an indication of future results. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower.

     Additional discussion of the manner of calculation of total return is contained in each Fund's respective Prospectus and Statement of Additional Information.

                                HIGH YIELD FUND
[BAR CHART]

                                                                            HIGH YIELD FUND
                                                                            ---------------
1997                                                                             15.84
1998                                                                              4.30
1999                                                                              8.21
2000                                                                             -9.52
2001                                                                              1.09


The Fund's year-to-date total return through March 31, 2002, was 1.08%.

For period shown in bar chart:
Best quarter:  2nd quarter 1997, +6.38%

Worst quarter:  3rd quarter 2001, -6.86%

                            LIBERTY SECURITIES FUND

[BAR CHART]

                                                                        LIBERTY SECURITIES FUND
                                                                        -----------------------
1992                                                                             21.14
1993                                                                             19.68
1994                                                                             -0.35
1995                                                                             17.63
1996                                                                             12.20
1997                                                                             13.87
1998                                                                              2.17
1999                                                                              6.16
2000                                                                            -10.28
2001                                                                             -2.78

The Fund's year-to-date total return through

March 31, 2002, was 0.97%.

For period shown in bar chart:
Best quarter:  1st quarter 1992, +10.22%

Worst quarter:  4th quarter 2000, -7.93%



     The following tables list each Fund's average annual total return for each class of its shares for the one-year, five-year and life-of-the-fund periods ending December 31, 2001 (including applicable sales charges), for Class A and Class S shares of the High Yield Fund and for the one-year, five-year and ten-year periods ending December 31, 2001 (including applicable sales charges), for Class A and Class Z shares of the Liberty Securities Fund. These tables are intended to provide you with some indication of the risks of investing in the Funds. At the bottom of each table, you can compare the Funds' performance with one or more indices or averages.


     After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and may not be relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

HIGH YIELD FUND(10)(11)


                                                      INCEPTION                        LIFE OF
                                                        DATE       1 YEAR    5 YEAR    THE FUND
                                                      ---------    ------    ------    --------
Class A (%)                                             8/1/00
  Return Before Taxes                                              -0.50%     3.42%      3.85%
  Return After Taxes on Distributions                              -4.17%    -0.63%     -0.17%
  Return After Taxes on Distributions and
     Sale of Fund Shares                                           -0.30%     0.79%      1.14%
-----------------------------------------------------------------------------------------------
Class S (%)                                            11/1/96
  Return Before Taxes                                               1.09%     3.64%      4.06%
  Return After Taxes on Distributions                              -2.81%    -0.40%      0.05%
  Return After Taxes on Distributions and
     Sale of Fund Shares                                            0.71%     1.02%      1.36%
-----------------------------------------------------------------------------------------------
Merrill Index (%)                                          N/A      4.48%     3.45%      3.90%(12)


---------------
(10) The High Yield Fund's returns are compared to the Merrill Lynch High Yield Master II Index (the "Merrill Index"), an unmanaged broad-based measure of market performance. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices.

(11) Class A is a newer class of shares of the High Yield Fund. Its performance information includes returns of the Fund's Class S shares (the oldest existing fund class) for periods prior to the inception of the newer class of shares. Class S share returns are not restated to reflect any differences in expenses (such as 12b-1 fees) between Class S shares and Class A shares. If differences in expenses were reflected, the returns for periods prior to the inception of the Class A shares would be lower.

(12) Index performance information is from October 31, 1996.

LIBERTY SECURITIES FUND(13)(14)


                                                      INCEPTION
                                                        DATE       1 YEAR    5 YEARS    10 YEARS
                                                      ---------    ------    -------    --------
Class A (%)                                           10/21/71
  Return Before Taxes                                               -7.39%     0.51%      6.94%
  Return After Taxes on Distributions                              -11.25%    -3.20%      3.07%
  Return After Taxes on Distributions and
     Sale of Fund Shares                                            -4.44%    -1.27%      3.79%
------------------------------------------------------------------------------------------------
Class Z (%)                                             1/8/99
  Return Before Taxes                                               -2.53%     1.65%      7.54%
  Return After Taxes on Distributions                               -6.68%    -2.17%      3.62%
  Return After Taxes on Distributions and
     Sale of Fund Shares                                            -1.47%    -0.42%      4.27%
------------------------------------------------------------------------------------------------
CS First Boston Index (%)                                  N/A       5.78%     3.25%      7.84%
------------------------------------------------------------------------------------------------
Lipper Average (%)                                         N/A       1.83%     1.42%      6.55%


---------------
(13) The Liberty Securities Fund's returns are compared to the CS First Boston High Yield Index (the "CS First Boston Index"), an unmanaged index that tracks the performance of high-yield bonds. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices. The Fund's returns are also compared to the average return of the funds included in the Lipper High Current Yield Funds category average (Lipper Average). This Lipper Average, which is calculated by Lipper, Inc., is composed of funds with similar investment objectives to the Fund. Sales charges are not reflected in the Lipper Average.

(14) Class Z is a newer class of shares. Its performance information includes returns of the Liberty Securities Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. Class A share returns are not restated to reflect any differences in expenses (such as 12b-1 fees) between Class A shares and the Class Z shares. If differences in expenses were reflected, the returns for periods prior to the inception of the Class Z shares would be higher.

  Federal Income Tax Consequences


     The Acquisition is intended to be a tax-free reorganization. Ropes & Gray has delivered to the High Yield Fund and the Liberty Securities Fund an opinion, and the closing of the Acquisition will be conditioned on receipt of a letter from Ropes & Gray confirming such opinion, to the effect that, on the basis of existing law under specified sections of the Internal Revenue Code of 1986, as amended (the "Code"), although not entirely free from doubt, for federal income tax purposes:


     - under Section 361 or Section 354 of the Code, respectively, no gain or loss will be recognized by the High Yield Fund or the shareholders of the High Yield Fund as a result of the Acquisition;

     - under Section 358 of the Code, the tax basis of the Liberty Securities Fund shares you receive will be the same, in the aggregate, as the aggregate tax basis of your High Yield Fund shares;

     - under Section 1223(1) of the Code, your holding period for the Liberty Securities Fund shares you receive will include the holding period for your High Yield Fund shares if you hold your shares as a capital asset;

     - under Section 1032 of the Code, no gain or loss will be recognized by the Liberty Securities Fund as a result of the Acquisition;

     - under Section 362(b) of the Code, the Liberty Securities Fund's tax basis in the assets that the Liberty Securities Fund receives from the High Yield Fund will be the same as the High Yield Fund's basis in such assets; and

     - under Section 1223(2) of the Code, the Liberty Securities Fund's holding period in such assets will include the High Yield Fund's holding period in such assets.

     The opinion is, and the confirmation letter will be, based on certain factual certifications made by officers of each Fund's Trust. The opinion is not a guarantee that the tax consequences of the Acquisition will be as described above.

     Prior to the closing of the Acquisition, the High Yield Fund will, and the Liberty Securities Fund may, distribute to their shareholders all of their respective net investment company taxable income, if any, and net realized capital gains (after reduction by any available capital loss carryforwards), if any, that have not previously been distributed to shareholders. All such distributions will be taxable to shareholders. The partnership in which the High Yield Fund has invested substantially all its assets will be liquidated just prior to the Acquisition. That transaction will result in the High Yield Fund's tax basis in its interest in that partnership being substituted for the tax basis of the assets owned by the partnership at the time of the liquidation, allocated among those assets as provided in Section 732(c) of the Code. It is this tax basis that will "carry over" to the Liberty Securities Fund as described above.

     Shareholders of the High Yield Fund will also be subject to any distributions of realized gains in the combined fund.

     This description of the federal income tax consequences of the Acquisition does not take into account your particular facts and circumstances. Consult your own tax advisor about the effect of state, local, foreign, and other tax laws.

THE TRUSTEES OF THE INCOME TRUST UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

  Required Vote for the Proposal


     Approval of the Agreement and Plan of Reorganization dated April 22, 2002, among the Income Trust on behalf of the High Yield Fund, Trust I on behalf of the Liberty Securities Fund, and Columbia will require the affirmative vote of a majority of the shares of the High Yield Fund voted. A vote of the shareholders of the Liberty Securities Fund is not needed to approve the Acquisition.


                                    GENERAL

VOTING INFORMATION


     The Trustees of the Income Trust are soliciting proxies from the shareholders of the High Yield Fund in connection with the Meeting, which has been called to be held at 2:00 p.m. Eastern Time on June 28, 2002, at Columbia's offices, One Financial Center, Boston, Massachusetts 02111. The meeting notice, this combined Prospectus/Proxy Statement and proxy inserts are being mailed to shareholders beginning on or about May 13, 2002.


  Information About Proxies and the Conduct of the Meeting

     Solicitation of Proxies. Proxies will be solicited primarily by mailing this combined Prospectus/Proxy Statement and its enclosures, but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the High Yield Fund or by employees or agents of Columbia and its affiliated companies. In addition, Georgeson Shareholder Communications, Inc. ("Georgeson") has been engaged to assist in the solicitation of proxies, at an estimated cost of approximately $1,100.


  Voting Process

     You can vote in any one of the following ways:

     (a) By mail, by filling out and returning the enclosed proxy card;

     (b) By phone or by Internet (see enclosed proxy insert for instructions);
         or

     (c) In person at the Meeting.

     Shareholders who owned shares on the record date, April 17, 2002, are entitled to vote at the Meeting. For each share that you hold, you are entitled to cast a number of votes equal to the net asset value of a share (or fractional share) determined at the close of business on the record date. For example, a share having a net asset value of $10.50 determined at the close of business on the record date would be entitled to 10.5 votes. If you choose to vote by mail and you are an individual account owner, please sign exactly as your name appears on the proxy insert. Either owner of a joint account may sign the proxy insert, but the signer's name must exactly match the name that appears on the card.

     Costs. The estimated costs of the Meeting, including the costs of soliciting proxies, and the costs of the Acquisition to be borne by the High Yield Fund and the Liberty Securities Fund are approximately $0 and $28,173, respectively. Columbia is also bearing a portion of such costs. This portion to be borne by Columbia is in addition to the amounts to be borne by the Funds. In the event that the shareholders of the High Yield Fund do not approve the Agreement and Plan of Reorganization or the Acquisition does not close for any reason, Columbia will bear the costs of the failed Acquisition which would otherwise have been borne by the High Yield Fund and the Liberty Securities Fund.

     Voting and Tabulation of Proxies. Shares represented by duly executed proxies will be voted as instructed on the proxy. If no instructions are given, the proxy will be voted in favor of the Proposal. You can revoke your proxy by sending a signed, written letter of revocation to the Secretary of the High Yield Fund, by properly executing and submitting a later-dated proxy or by attending the Meeting and voting in person.


     Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the High Yield Fund as tellers for the Meeting (the "Tellers"). Thirty percent (30%) of the shares of the High Yield Fund outstanding on the record date, present in person or represented by proxy, constitute a quorum for the transaction of business by the shareholders of the High Yield Fund at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions and "broker non-votes" as shares that are present and entitled to vote. However, these shares will not be counted as having voted, and therefore they will have no effect on the Proposal. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.


     Advisors' and Underwriter's Addresses. The address of the High Yield Fund's investment advisor, Stein Roe & Farnham Incorporated, is One South Wacker Drive, Suite 3500, Chicago, Illinois 60606. The address of the Liberty Securities Fund's investment advisor, Colonial Management Associates, Inc., is One Financial Center, Boston, Massachusetts 02111. The address of each Fund's principal underwriter, Liberty Funds Distributor, Inc., is One Financial Center, Boston, Massachusetts 02111.

     Outstanding Shares and Significant Shareholders. Appendix B to this Prospectus/Proxy Statement lists the total number of shares outstanding as of April 17, 2002, for each class of the High Yield Fund entitled to vote at the Meeting. It also identifies holders of more than 5% or 25% of any class of shares of each Fund, and contains information about the executive officers and Trustees of the Trusts and their shareholdings in the Funds and the Trusts.

     Adjournments; Other Business. If the High Yield Fund has not received enough votes by the time of the Meeting to approve the Proposal, the persons named as proxies may propose that such Meeting be adjourned one or more times to permit further solicitation of proxies. Any adjournment requires the affirmative vote of a majority of the total number of shares of the High Yield Fund that are present in person or by proxy on the question when the adjournment is being voted on. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the Proposal. They will vote against any such adjournment any proxy that directs them to vote against the Proposal. They will not vote any proxy that directs them to abstain from voting on the Proposal.

     The Meeting has been called to transact any business that properly comes before it. The only business that management of the High Yield Fund intends to present or knows that others will present is the Proposal. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the High Yield Fund has previously received written contrary instructions from the shareholder entitled to vote the shares.

     Shareholder Proposals at Future Meetings. Neither the Income Trust nor Trust I holds annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of either Fund or either Trust must be received by the relevant Fund in writing a reasonable time before the relevant Trust solicits proxies for that meeting in order to be considered for inclusion in the proxy materials for that meeting. Shareholder proposals should be sent to the relevant Fund, care of the Income Trust or Trust I, as applicable, Attention: Secretary, One Financial Center, Boston, Massachusetts 02111.

                                                                      APPENDIX A

                      AGREEMENT AND PLAN OF REORGANIZATION


     THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of April 22, 2002, is by and among Liberty-Stein Roe Funds Income Trust (the "Trust"), a Massachusetts business trust established under a Declaration of Trust dated January 3, 1986, as amended, on behalf of the Stein Roe High Yield Fund (including Class S and Liberty High Yield Bond Fund, Class A) (the "Acquired Fund"), a series of the Trust, Liberty Funds Trust I (the "Acquiring Trust"), a Massachusetts business trust established under a Declaration of Trust dated March 14, 1985, as amended, on behalf of the Liberty High Yield Securities Fund (the "Acquiring Fund"), a series of the Acquiring Trust, and Columbia Management Group, Inc. ("Columbia").


     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision. The reorganization will consist of the transfer of all of the assets of the Acquired Fund in exchange for Class A and Class Z shares of beneficial interest of the Acquiring Fund ("Acquisition Shares") and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund (other than certain expenses of the reorganization contemplated hereby) and the distribution of such Acquisition Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

     In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUISITION SHARES AND LIQUIDATION OF ACQUIRED FUND.

     1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

        (a) The Trust, on behalf of the Acquired Fund, will transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, all the assets of the Acquired Fund as set forth in paragraph 1.2;

        (b) The Acquiring Fund will assume all of the Acquired Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date (as defined in paragraph 1.2 hereof) (the "Obligations"), except that expenses of reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2 shall not be assumed or paid by the Acquiring Fund; and

        (c) The Acquiring Fund will issue and deliver to the Acquired Fund in exchange for such assets the number of Acquisition Shares (including fractional shares, if any) determined by dividing the net asset value of the Acquired Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquisition Share, computed in the manner and as of the time and date set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

     1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the Acquired Fund on the closing date provided in paragraph
          3.1 (the "Closing Date") and any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date.

     1.3. As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to its shareholders of record ("Acquired Fund Shareholders"), determined as of the close of business on the Valuation

          Date (as defined in paragraph 2.1), the Acquisition Shares received by the Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of Acquisition Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange.

     1.4. With respect to Acquisition Shares distributable pursuant to paragraph
          1.3 to an Acquired Fund Shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquiring Trust will not permit such shareholder to receive Acquisition Share certificates therefor, exchange such Acquisition Shares for shares of other investment companies, effect an account transfer of such Acquisition Shares, or pledge or redeem such Acquisition Shares until the Acquiring Trust has been notified by the Acquired Fund or its agent that such Shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

     1.5. As promptly as possible after the Closing Date, the Acquired Fund shall be terminated pursuant to the provisions of the laws of the Commonwealth of Massachusetts, and, after the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation.

2. VALUATION.

     2.1. For the purpose of paragraph 1, the value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the net asset value computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the "Valuation Date") using the valuation procedures set forth in the Declaration of Trust of the Acquiring Trust and the then current prospectus or prospectuses or statement or statements of additional information of the Acquiring Fund (collectively, as amended or supplemented from time to time, the "Acquiring Fund Prospectus"), after deduction for the expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2, and shall be certified by the Acquired Fund.

     2.2. For the purpose of paragraph 2.1, the net asset value of an Acquisition Share shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Declaration of Trust of the Acquiring Trust and the Acquiring Fund Prospectus.

3. CLOSING AND CLOSING DATE.


     3.1. The Closing Date shall be on July 29, 2002, or on such other date as the parties may agree in writing. The Closing shall be held at 9:00 a.m. at Columbia's offices, One Financial Center, Boston, Massachusetts 02111, or at such other time and/or place as the parties may agree.


     3.2. The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to The Chase Manhattan Bank, as custodian for the Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940 (the "1940 Act") and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "The Chase Manhattan Bank, custodian for Liberty High Yield Securities Fund."

     3.3. In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by either of the Trust or the Acquiring Trust upon the giving of written notice to the other party.

     3.4. At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund Shareholders and the number of outstanding shares of beneficial interest of the Acquired Fund owned by each Acquired Fund Shareholder, all as of the close of business on the Valuation Date, certified by the Secretary or Assistant Secretary of the Trust. The Acquiring Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquisition Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund's account on the books of the Acquiring Fund. On the Liquidation Date, the Acquiring Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the Acquired Fund Shareholders as provided in paragraph 1.3.

     3.5. At the Closing each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

4. REPRESENTATIONS AND WARRANTIES.

     4.1. The Trust, on behalf of the Acquired Fund, represents and warrants the following to the Acquiring Trust and to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing
          Date:

        (a) The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

        (b) The Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Trust and the 1940 Act;

        (c) The Trust is not in violation in any material respect of any provision of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

        (d) The Trust has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

        (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquired Fund, any of its properties or assets, or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

        (f) The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments at, as of and for the two years ended June 30, 2001, of the Acquired Fund, audited by Ernst & Young LLP, and the statement of assets, the statement of changes in net assets and the schedule of investments for the six months ended December 31, 2001, copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since December 31, 2001;

        (g) Since December 31, 2001, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

        (h) By the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

        (i) For all taxable years and all applicable quarters of such years from the date of its inception, the Acquired Fund has met the requirements of subchapter M of the Code, for treatment as a "regulated investment company" within the meaning of Section 851 of the Code. Neither the Trust nor the Acquired Fund has at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of the Acquired Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

        (j) The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest with no par value, of multiple series and classes. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquired Fund's then current prospectus or prospectuses or statement or statements of additional information (collectively, as amended or supplemented from time to time, the "Acquired Fund Prospectus")) by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into any shares of beneficial interest of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

        (k) The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to the Acquiring Fund;

        (l) The execution, delivery and performance of this Agreement has been duly authorized by the Trustees of the Trust, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (m) The Acquisition Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.3;

        (n) The information provided by the Acquired Fund for use in the Registration Statement and Proxy Statement referred to in paragraph
             5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations as applicable thereto;

        (o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state insurance, securities or "Blue Sky" laws (which terms used herein shall include the laws of the District of Columbia and of Puerto Rico);

        (p) At the Closing Date, the Trust, on behalf of the Acquired Fund, will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the Acquiring Fund. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of December 31, 2001, referred to in subparagraph 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date;

        (q) At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Closing Date; and

        (r) No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to the Acquiring Fund.

     4.2. The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants the following to the Trust and to the Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing
          Date:

        (a) The Acquiring Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

        (b) The Acquiring Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Acquiring Trust and the 1940 Act;

        (c) The Acquiring Fund Prospectus conforms in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

        (d) At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

        (e) The Acquiring Trust is not in violation in any material respect of any provisions of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

        (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquiring Fund or any of its properties or assets. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

        (g) The statement of assets, the statement of operations, the statement of changes in assets and the schedule of investments at, as of and for the two years ended December 31, 2001, of the Acquiring Fund, audited by PricewaterhouseCoopers LLP, copies of which have been furnished to the Acquired Fund, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such dates and the results of its operations for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since December 31, 2001;

        (h) Since December 31, 2001, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness. For the purposes of this subparagraph (h), changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

        (i) By the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

        (j) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company;

        (k) The authorized capital of the Acquiring Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees may authorize from time to time. The outstanding shares of beneficial interest in the Acquiring Fund are, and at the Closing Date will be, divided into Class A shares, Class B shares, Class C shares and Class Z shares,* each having the characteristics described in the Acquiring Fund Prospectus. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Trust, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except for Class B shares which convert to Class A shares after the expiration of a period of time, no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest in the Acquiring Fund of any class are outstanding and none will be outstanding on the Closing Date;

        (l) The Acquiring Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time;

        (m) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Trust, and this Agreement constitutes the valid and binding obligation of the Acquiring Trust and the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (n) The Acquisition Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Class A shares and Class Z shares of beneficial interest in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Trust, and no shareholder of the Acquiring Trust will have any preemptive right of subscription or purchase in respect thereof;

        (o) The information to be furnished by the Acquiring Fund for use in the Registration Statement and Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

        (p) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state insurance, securities or "Blue Sky" laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

---------------

* Class S shares of the Acquiring Fund will be redesignated as Class Z shares on the Closing Date.

5. COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

     The Acquiring Trust, on behalf of the Acquiring Fund, and the Trust, on behalf of the Acquired Fund, each hereby covenants and agrees with the other as follows:

     5.1. The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

     5.2. The Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

     5.3. In connection with the Acquired Fund shareholders' meeting referred to in paragraph 5.2, the Acquired Fund will prepare a Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the "Registration Statement") which the Acquiring Trust will prepare and file for the registration under the 1933 Act of the Acquisition Shares to be distributed to the Acquired Fund shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

     5.4. The information to be furnished by the Acquired Fund for use in the Registration Statement and the information to be furnished by the Acquiring Fund for use in the Proxy Statement, each as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

     5.5. The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the assets of the Acquired Fund include any securities which the Acquiring Fund is not permitted to acquire.

     5.6. Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

     5.7. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or "Blue Sky" laws as it may deem appropriate in order to continue its operations after the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

     The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Trust and the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

     6.1. The Acquiring Trust, on behalf of the Acquiring Fund, shall have delivered to the Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Trust and the Acquiring Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

     6.2. The Trust shall have received a favorable opinion of Ropes & Gray, counsel to the Acquiring Trust for the transactions contemplated hereby, dated the Closing Date and, in a form satisfactory to the Trust, to the following effect:

        (a) The Acquiring Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and By-laws of the Acquiring Trust;

        (b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and, assuming the Proxy Statement and Registration Statement referred to in paragraph 5.3 complies with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Trust on behalf of the Acquired Fund, is the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (c) The Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the Acquiring Fund will have duly assumed such liabilities;


        (d) The Acquisition Shares to be issued for transfer to the Acquired Fund Shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable Class A shares and Class Z shares of beneficial interest in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;


        (e) The execution and delivery of this Agreement did not, and the performance by the Acquiring Trust and the Acquiring Fund of their respective obligations hereunder will not, violate the Acquiring Trust's Declaration of Trust or By-laws, or any provision of any agreement known to such counsel to which the Acquiring Trust or the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquiring Trust or the Acquiring Fund is a party or by which either of them is bound;

        (f) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Trust or the Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or "Blue Sky" laws or such as have been obtained;

        (g) Except as previously disclosed, pursuant to subparagraph 4.2(f) above, such counsel does not know of any legal or governmental proceedings relating to the Acquiring Trust or the Acquiring Fund existing on or before the date of mailing of the Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement referred to in paragraph 5.3 which are not described as required;

        (h) The Acquiring Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

        (i) To the best knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Trust or the Acquiring Fund or any of their properties or assets and neither the Acquiring Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

     The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

     7.1. The Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Trust and dated the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Trust and the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date;

     7.2. The Acquiring Trust shall have received a favorable opinion of Ropes & Gray, counsel to the Trust, dated the Closing Date and in a form satisfactory to the Acquiring Trust, to the following effect:

        (a) The Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and By-laws of the Trust;

        (b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquired Fund and, assuming the Proxy Statement referred to in paragraph 5.3 complies with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund, is the valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (c) The Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have duly transferred such assets to the Acquiring Fund;

        (d) The execution and delivery of this Agreement did not, and the performance by the Trust and the Acquired Fund of their respective obligations hereunder will not, violate the Trust's Declaration of Trust or By-laws, or any provision of any agreement known to such counsel to which the Trust or the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Trust or the Acquired Fund is a party or by which it is bound;

        (e) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or the Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained;

        (f) Such counsel does not know of any legal or governmental proceedings relating to the Trust or the Acquired Fund existing on or before the date of mailing of the Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement referred to in paragraph 5.3 which are not described as required;

        (g) The Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

        (h) To the best knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Trust or the Acquired Fund or any of its properties or assets and neither the Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

     7.3. Prior to the Closing Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of the Acquired Fund's investment company taxable income for its taxable years ending on or after June 30, 2001, and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after June 30, 2001, and on or prior to the Closing Date.

     7.4. The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the Trust, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

     7.5. The custodian of the Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

     The respective obligations of the Trust and the Acquiring Trust hereunder are each subject to the further conditions that on or before the Closing Date:

     8.1. This Agreement and the transactions contemplated herein shall have been approved by the affirmative vote of holders of a majority of the shares entitled to vote that are voted at the meeting of shareholders of the Acquired Fund referred to in paragraph 5.2.


     8.2. On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.


     8.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state "Blue Sky" and securities authorities) deemed necessary by the Trust or the Acquiring Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

     8.4. The Registration Statement referred to in paragraph 5.3 shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     8.5. The Trust shall have received a favorable opinion of Ropes & Gray satisfactory to the Trust, and the Acquiring Trust shall have received a favorable opinion of Ropes & Gray satisfactory to the Acquiring Trust, each substantially to the effect that, for federal income tax purposes:

        (a) The acquisition by the Acquiring Fund of the assets of the Acquired Fund in exchange for the Acquiring Fund's assumption of the liabilities and Obligations of the Acquired Fund and issuance of the Acquisition Shares, followed by the distribution by the Acquired Fund of such Acquisition Shares to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund, all as provided in paragraph 1 hereof, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

        (b) No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquisition Shares or (ii) upon the distribution of the Acquisition Shares to the shareholders of the Acquired Fund as contemplated in paragraph 1 hereof;

        (c) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the assumption of liabilities and Obligations and issuance of the Acquisition Shares as contemplated in paragraph 1 hereof;


        (d) The tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the basis of those assets in the hands of the Acquired Fund immediately prior to the transfer, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund;



        (e) The shareholders of the Acquired Fund will recognize no gain or loss upon the exchange of all of their shares of the Acquired Fund for the Acquisition Shares;



        (f) The tax basis of the Acquisition Shares to be received by each shareholder of the Acquired Fund will be the same in the aggregate as the aggregate tax basis of the shares of the Acquired Fund surrendered in exchange therefor;



        (g) The holding period of the Acquisition Shares to be received by the shareholders of the Acquired Fund will include the period during which the shares of the Acquired Fund surrendered in exchange therefor were held, provided such shares of the Acquired Fund were held as a capital asset on the date of the exchange; and



        (h) The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.


     8.6. At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the Board of Trustees of the Trust and the Board of Trustees of the Acquiring Trust if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund and the Acquiring Fund.

9. BROKERAGE FEES AND EXPENSES.

     9.1. The Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.


     9.2. The Acquiring Trust, on behalf of the Acquiring Fund, shall pay all fees paid to governmental authorities for the registration or qualification of the Acquisition Shares. All of the other out-of-pocket expenses of the transactions contemplated by this Agreement shall be borne as follows: (a) as to expenses allocable to the Trust, on behalf of the Acquired Fund, one hundred percent (100%) of such expenses shall be borne by Columbia; and (b) as to expenses allocable to the Acquiring Trust, on behalf of the Acquiring Fund, fifty percent (50%) of such expenses shall be borne by the Acquiring Trust, on behalf of the Acquiring Fund, and fifty percent (50%) of such expenses shall be borne by Columbia.


10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

     10.1. The Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.5, 5.4, 9, 10, 13 and 14.

11. TERMINATION.

     11.1. This Agreement may be terminated by the mutual agreement of the Acquiring Trust and the Trust. In addition, either the Acquiring Trust or the Trust may at its option terminate this Agreement at or prior to the Closing Date because:

         (a) Of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date; or

         (b) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.


         If the transactions contemplated by this Agreement have not been substantially completed by December 31, 2002, this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Trust and the Acquiring Trust.


     11.2. If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

12. AMENDMENTS.

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust on behalf of the Acquired Fund and the Acquiring Trust on behalf of the Acquiring Fund; provided, however, that following the shareholders' meeting called by the Acquired Fund pursuant to paragraph 5.2 no such amendment may have the effect of changing the provisions for determining the number of the Acquisition Shares to be issued to shareholders of the Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

13. NOTICES.

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to Liberty-Stein Roe Funds Income Trust, One Financial Center, Boston, Massachusetts 02111, Attention:
Secretary or to Liberty Funds Trust I, One Financial Center, Boston, Massachusetts 02111, Attention: Secretary.

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON-RECOURSE.

     14.1. The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3. This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

     14.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.5. A copy of the Declaration of Trust of the Trust and the Declaration of Trust of the Acquiring Trust are each on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of either the Trust or the Acquiring Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the Acquired Fund and the Acquiring Fund.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President or Treasurer and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.


                                          LIBERTY-STEIN ROE FUNDS INCOME TRUST
                                          on behalf of Stein Roe High Yield Fund


                                          By: /s/  J. KEVIN CONNAUGHTON

                                            ------------------------------------

                                          Name: J. Kevin Connaughton


                                          Title: Treasurer


ATTEST:


/s/  RUSSELL L. KANE

--------------------------------------

Name: Russell L. Kane


Title: Assistant Secretary


                                          LIBERTY FUNDS TRUST I
                                          on behalf of Liberty High Yield
                                          Securities Fund


                                          By: /s/  J. KEVIN CONNAUGHTON

                                            ------------------------------------

                                          Name: J. Kevin Connaughton


                                          Title: Treasurer


ATTEST:


/s/  RUSSELL L. KANE

--------------------------------------

Name: Russell L. Kane


Title: Assistant Secretary

                                          Solely for purposes of paragraph 9.2
                                          of the Agreement


                                          COLUMBIA MANAGEMENT GROUP, INC.


                                          By:/s/  KEITH T. BANKS

                                            ------------------------------------

                                          Name: Keith T. Banks


                                          Title: President



ATTEST:



/s/  ROBERT J. FITZPATRICK

--------------------------------------

Name: Robert J. Fitzpatrick


Title: Assistant Secretary

                                                                      APPENDIX B

                                FUND INFORMATION

SHARES OUTSTANDING AND ENTITLED TO VOTE OF THE HIGH YIELD FUND

     For each class of the High Yield Fund's shares entitled to vote at the Meeting, the number of shares outstanding as of April 17, 2002, was as follows:


                                                        NUMBER OF SHARES
                                                        OUTSTANDING AND
FUND                                           CLASS    ENTITLED TO VOTE
----                                           -----    ----------------
HIGH YIELD FUND..............................   A           24,957.4530
                                                S        8,250,131.2970


OWNERSHIP OF SHARES

     As of April 17, 2002, each Trust believes that the Trustees and officers of the respective Trusts, as a group, owned less than one percent of each class of shares of each Fund and of each Trust as a whole. As of April 17, 2002, the following shareholders of record owned 5% or more of the outstanding shares of the noted class of shares of the noted Fund:


                                                                          NUMBER OF      PERCENTAGE OF
                                                                         OUTSTANDING      OUTSTANDING
                                                                          SHARES OF        SHARES OF
FUND AND CLASS             NAME AND ADDRESS OF SHAREHOLDER               CLASS OWNED      CLASS OWNED
--------------             -------------------------------              --------------   -------------
HIGH YIELD FUND

  CLASS A................  Linda B. Shapiro                                 3,883.1550       15.56%
                           2000 Linwood Avenue, Apt. 4W
                           Fort Lee, NJ 07024-3003

                           Lehman Brothers Inc.                             9,395.0710       37.64%
                           742-01505-13
                           101 Hudson St. Fl. 31
                           Jersey City, NJ 07302-3915

                           Donaldson Lufkin Jenrette                        1,893.4340        7.59%
                           Securities Corp. Inc.
                           P.O. Box 2052
                           Jersey City, NJ 07303-2052

                           Christopher L. Cherry                            5,141.0680       20.60%
                           Dianne M. Cherry JT WROS.
                           24326 Corte Aldalano
                           Murrieta, CA 92562-6145

                           Marian Weinschenk &                              2,670.1750       10.70%
                           Thomas D. Weinschenk JT WROS.
                           1012 Grandview St.
                           Scranton, PA 18509-1740

                           Investors Bank & Trust IRA                       1,793.3420        7.19%
                           Josephine M. Kollar
                           158 E. Ford Ave.
                           Barberton, OH 44203-3210

                                                                          NUMBER OF      PERCENTAGE OF
                                                                         OUTSTANDING      OUTSTANDING
                                                                          SHARES OF        SHARES OF
FUND AND CLASS             NAME AND ADDRESS OF SHAREHOLDER               CLASS OWNED      CLASS OWNED
--------------             -------------------------------              --------------   -------------
  CLASS S................  National Financial Srvc. Corp.               2,222,045.7000       26.98%
                           For the Exclusive Benefit of
                           Our Customers
                           Attn: Mutual Funds
                           P.O. Box 3908
                           Church Street Station
                           New York, NY 10008-3908

                           Donaldson Lufkin Jenrette                      445,870.0250        5.41%
                           Securities Corp. Inc.
                           P.O. Box 2052
                           Jersey City, NJ 07303-2052

                           A.G. Edwards & Sons Inc. FBO                   655,318.1860        7.96%
                           Royal Bank of Canada II
                           A/C 0663-128345
                           1 N. Jefferson Ave.
                           Saint Louis, MO 63103-2287

                           IMS & Co.                                    1,306,921.3240       15.87%
                           For the Exclusive Benefit
                           of Customers
                           P.O. Box 3865
                           Englewood, CO 80155-3865

                           Charles Schwab & Co. Inc.                    1,108,549.2710       13.46%
                           Special Custody Account for the
                           Exclusive Benefit of Customers
                           Attn: Mutual Funds
                           101 Montgomery Street
                           San Francisco, CA 94104-4122

LIBERTY SECURITIES FUND

  CLASS B................  Merrill Lynch Pierce Fenner & Smith          6,258,672.4910        8.35%
                           For the Sole Benefit of its Customers
                           Attn: Fund Administration #97B52
                           4800 Deer Lake Dr. E., 2nd Floor
                           Jacksonville, FL 32246-6484

  CLASS C................  Banc One Securities Corp.                    2,038,070.7900       17.06%
                           Attn: Wrap Processing OH1-1244; Ste. J-2
                           1111 Polaris Parkway
                           Columbus, OH 43240-1244

                           Merrill Lynch Pierce Fenner & Smith            860,824.7700        7.21%
                           For the Sole Benefit of its Customers
                           Attn: Fund Administration #97JG1
                           4800 Deer Lake Dr. E., 2nd Floor
                           Jacksonville, FL 32246-6484

  CLASS Z................  Charles Schwab & Co. Inc. Cust.                217,472.4390       35.88%
                           Attn: Mutual Funds Dept.
                           101 Montgomery St.
                           San Francisco, CA 94104-4122

                           Henry C. Frenck                                 44,645.4090        7.37%
                           2200 Firsr Landing Ln.
                           Virginia Beach, VA 23451-1702

                                                                          NUMBER OF      PERCENTAGE OF
                                                                         OUTSTANDING      OUTSTANDING
                                                                          SHARES OF        SHARES OF
FUND AND CLASS             NAME AND ADDRESS OF SHAREHOLDER               CLASS OWNED      CLASS OWNED
--------------             -------------------------------              --------------   -------------
                           Investors Bank & Trust IRA                      83,911.5780       13.84%
                           Barry G. Blenis
                           80 Willowbrook Rd.
                           Surprise, NY 12176-2301

                           Investors Bank & Trust IRA                      45,982.5240        7.59%
                           Karen M. Jones
                           20 Bobwhite Dr.
                           Glenmont, NY 12077-4402

                           Investors Bank & Trust IRA                      51,713.4470        8.53%
                           Margaret J. Welch
                           19 Maryea Ln.
                           Delmar, NY 12054-9709


OWNERSHIP OF SHARES UPON CONSUMMATION OF ACQUISITION

     As of April 17, 2002, the shareholders of record that owned 5% or more of the outstanding shares of the noted class of shares of the noted Fund would own the following percentage of the Liberty Securities Fund upon consummation of the
Acquisition:


                                                                    PERCENTAGE OF OUTSTANDING
                                                                    SHARES OF CLASS OWNED UPON
                                                                         CONSUMMATION OF
FUND AND CLASS             NAME AND ADDRESS OF SHAREHOLDER                 ACQUISITIONS
--------------             -------------------------------          --------------------------
HIGH YIELD FUND
  CLASS A................  Linda B. Shapiro
                           2000 Linwood Avenue, Apt. 4W
                           Fort Lee, NJ 07024-3003
                           Lehman Brothers Inc.
                           742-01505-13
                           101 Hudson St. Fl. 31
                           Jersey City, NJ 07302-3915
                           Donaldson Lufkin Jenrette
                           Securities Corp. Inc.
                           P.O. Box 2052
                           Jersey City, NJ 07303-2052
                           Christopher L. Cherry
                           Dianne M. Cherry JT WROS.
                           24326 Corte Aldalano
                           Murrieta, CA 92562-6145
                           Marian Weinschenk &
                           Thomas D. Weinschenk JT WROS.
                           1012 Grandview St.
                           Scranton, PA 18509-1740
                           Investors Bank & Trust IRA
                           Josephine M. Kollar
                           158 E. Ford Ave.
                           Barberton, OH 44203-3210

                                                                    PERCENTAGE OF OUTSTANDING
                                                                    SHARES OF CLASS OWNED UPON
                                                                         CONSUMMATION OF
FUND AND CLASS             NAME AND ADDRESS OF SHAREHOLDER                 ACQUISITIONS
--------------             -------------------------------          --------------------------
  CLASS S................  National Financial Srvc. Corp.
                           For the Exclusive Benefit of
                           Our Customers
                           Attn: Mutual Funds
                           P.O. Box 3908
                           Church Street Station
                           New York, NY 10008-3908
                           Donaldson Lufkin Jenrette
                           Securities Corp. Inc.
                           P.O. Box 2052
                           Jersey City, NJ 07303-2052

                           A.G. Edwards & Sons Inc. FBO
                           Royal Bank Of Canada II
                           A/C 0663-128345
                           1 N. Jefferson Ave.
                           Saint Louis, MO 63103-2287

                           IMS & Co.
                           For the Exclusive Benefit
                           of Customers
                           P. O. Box 3865
                           Englewood, CO 80155-3865

                           Charles Schwab & Co. Inc.
                           Special Custody Account for the
                           Exclusive Benefit of Customers
                           Attn: Mutual Funds
                           101 Montgomery Street
                           San Francisco, CA 94104-4122

LIBERTY SECURITIES FUND

  CLASS B................  Merrill Lynch Pierce Fenner & Smith                 8.35%
                           For the Sole Benefit of its Customers
                           Attn: Fund Administration #97B52
                           4800 Deer Lake Dr. E., 2nd Floor
                           Jacksonville, FL 32246-6484

  CLASS C................  Banc One Securities Corp.                          17.06%
                           Attn: Wrap Processing OH1-1244; Ste.
                           J-2
                           1111 Polaris Parkway
                           Columbus, OH 43240-1244

                           Merrill Lynch Pierce Fenner & Smith                 7.21%
                           For the Sole Benefit of its Customers
                           Attn: Fund Administration #97JG1
                           4800 Deer Lake Dr. E., 2nd Floor
                           Jacksonville, FL 32246-6484

  CLASS Z................  Charles Schwab & Co. Inc. Cust.
                           Attn: Mutual Funds Dept.
                           101 Montgomery St.
                           San Francisco, CA 94104-4122

                           Henry C. Frenck
                           2200 Firsr Landing Ln.
                           Virginia Beach, VA 23451-1702

                                                                    PERCENTAGE OF OUTSTANDING
                                                                    SHARES OF CLASS OWNED UPON
                                                                         CONSUMMATION OF
FUND AND CLASS             NAME AND ADDRESS OF SHAREHOLDER                 ACQUISITIONS
--------------             -------------------------------          --------------------------
                           Investors Bank & Trust IRA
                           Barry G. Blenis
                           80 Willowbrook Rd.
                           Surprise, NY 12176-2301

                           Investors Bank & Trust IRA
                           Karen M. Jones
                           20 Bobwhite Dr.
                           Glenmont, NY 12077-4402

                           Investors Bank & Trust IRA
                           Margaret J. Welch
                           19 Maryea Ln.
                           Delmar, NY 12054-9709

                                                                      APPENDIX C

                                 CAPITALIZATION

     The following table shows on an unaudited basis the capitalization of each of the High Yield Fund and the Liberty Securities Fund as of February 28, 2002, and on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of the High Yield Fund by the Liberty Securities Fund at net asset value as of that date.

                                                                                         LIBERTY
                                                                                     SECURITIES FUND
                               HIGH YIELD         LIBERTY         PRO FORMA             PRO FORMA
                                  FUND        SECURITIES FUND    ADJUSTMENTS           COMBINED(1)
                               -----------    ---------------    ------------        ---------------
Class A
Net asset value..............  $   156,518     $373,464,632      $    (13,857)(2)     $373,607,293
Shares outstanding...........       21,002       82,835,933            13,703           82,870,638
Net asset value per share....  $      7.45     $       4.51                           $       4.51

Class B
Net asset value..............                  $333,346,011      $    (12,369)(2)     $333,333,642
Shares outstanding...........                    73,936,931                             73,936,931
Net asset value per share....                  $       4.51                           $       4.51

Class C
Net asset value..............                  $ 51,469,924      $     (1,910)(2)     $ 51,468,014
Shares outstanding...........                    11,416,093                             11,416,093
Net asset value per share....                  $       4.51                           $       4.51

Class S
Net asset value..............  $40,294,555                       $(40,294,555)(3)
Shares outstanding...........    5,614,141                         (5,614,141)(3)
Net asset value per share....  $      7.18

Class Z
Net asset value..............                  $  1,014,826      $ 40,294,518(2)(4)   $ 41,309,344(4)
Shares outstanding...........                       225,081         8,934,483(4)         9,159,564(4)
Net asset value per share....                  $       4.51                           $       4.51

---------------
(1) Assumes the Acquisition was consummated on February 28, 2002, and is for information purposes only. No assurance can be given as to how many shares of the Liberty Securities Fund will be received by the shareholders of the High Yield Fund on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of shares of the Liberty Securities Fund that actually will be received on or after such date.

(2) Adjustments reflect estimated one-time proxy, accounting, legal and other costs of the reorganization of $0 and $28,173 to be borne by the High Yield Fund and the Liberty Securities Fund, respectively.

(3) Class S shareholders of the High Yield Fund will receive Class Z shares of the Liberty Securities Fund on the date of the Acquisition.

(4) Includes net asset value attributable to, and shares outstanding of, Class S shares of the High Yield Fund.

                                                                      APPENDIX D

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
                            AS OF DECEMBER 31, 2001
                            LIBERTY SECURITIES FUND

PERFORMANCE INFORMATION
VALUE OF A $10,000 INVESTMENT
12/31/91 -- 12/31/01

     [graphic separate]

PERFORMANCE OF A $10,000 INVESTMENT IN ALL SHARE CLASSES,
12/31/91 -- 12/31/01($)

                                                             without     with
                                                              sales     sales
                                                             charge     charge
------------------------------------------------------------------------------
Class A                                                      20,536     19,561
------------------------------------------------------------------------------
Class B                                                      19,126     19,126
------------------------------------------------------------------------------
Class C                                                      19,769     19,769
------------------------------------------------------------------------------
Class Z                                                      20,691        n/a

---------------
MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT WWW.LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES.

    Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell your shares. The above illustration assumes a $10,000 investment made on December 31, 1991 and reinvestment of income and capital gains distributions. The CS First Boston High Yield Index is a broad-based, unmanaged index that tracks the performance of high yield bonds. Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/01 (%)


                                          A                    B                    C               Z
                                  -----------------    -----------------    -----------------    -------
                                      10/21/71              6/8/92               1/15/96         1/8/99
                                  -----------------    -----------------    -----------------    -------
                                  without     with     without     with     without     with     without
                                   sales     sales      sales     sales      sales     sales      sales
Share Class Inception             charge     charge    charge     charge    charge     charge    charge
--------------------------------------------------------------------------------------------------------
1-year                             (2.78)    (7.39)     (3.51)    (7.86)     (3.37)    (4.24)     (2.53)
--------------------------------------------------------------------------------------------------------
5-year                              1.49      0.51       0.73      0.47       0.87      0.87       1.65
--------------------------------------------------------------------------------------------------------
10-year                             7.46      6.94       6.70      6.70       7.05      7.05       7.54


---------------

    Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 4.75% charge for class A shares, the appropriate class B contingent deferred sales charge for the holding period after purchase as follows: through first year--5%, second year--4%, third year--3%, fourth year--3%, fifth year--2%, sixth year--1%, thereafter--0%, and the class C contingent deferred sales charge of 1% for the first year only. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.


    Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

    Class B, C and Z share (newer class shares) performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class A share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares.

Had the expense differential been reflected, the returns for the periods prior to the inception of class B and C shares would have been lower, and class Z shares would have been higher.

SEC YIELDS AS OF 12/31/01 (%)(1)

Class A                                                          9.94
---------------------------------------------------------------------
Class B                                                          9.67
---------------------------------------------------------------------
Class C                                                          9.82
---------------------------------------------------------------------
Class Z                                                         10.70

---------------
(1) The 30-day SEC yields reflect the portfolio's earning power net of expenses, expressed as an annualized percentage of the public offering price per share. If the advisor or its affiliates had not waived certain fund expenses, the SEC yield for class C shares would have been 9.67%.

TOP 10 ISSUERS AS OF 12/31/01 (%)

Allied Waste                                                    1.9
-------------------------------------------------------------------
Pemex Project Trading                                           1.8
-------------------------------------------------------------------
Csc Holding Limited                                             1.6
-------------------------------------------------------------------
Riverwood International                                         1.4
-------------------------------------------------------------------
Comcast Uk Cable Partners                                       1.3
-------------------------------------------------------------------
Frontiervision Holdings                                         1.3
-------------------------------------------------------------------
Echostar DBS                                                    1.3
-------------------------------------------------------------------
Kaiser Aluminum & Chemical Corp.                                1.3
-------------------------------------------------------------------
Premier International Foods                                     1.2
-------------------------------------------------------------------
Telewest Communication                                          1.1
-------------------------------------------------------------------

QUALITY BREAKDOWN AS OF 12/31/01 (%)

AAA                                                              4.2
--------------------------------------------------------------------
BBB                                                              1.4
--------------------------------------------------------------------
BB                                                              14.9
--------------------------------------------------------------------
B                                                               56.2
--------------------------------------------------------------------
CCC                                                             12.2
--------------------------------------------------------------------
CC                                                               2.2
--------------------------------------------------------------------
D                                                                0.3
--------------------------------------------------------------------
Non-rated                                                        0.2
--------------------------------------------------------------------
equity                                                           6.6
--------------------------------------------------------------------
other net assets                                                 1.8
--------------------------------------------------------------------

---------------
    Portfolio holdings and quality breakdown are calculated as a percentage of net assets. Because the fund is actively managed, there can be no guarantee the fund will continue to maintain the same portfolio holdings and quality breakdown in the future.

    Ratings shown in the quality breakdown represent the highest rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard & Poor's Corporation, Moody's Investors Service, Inc. or Fitch Investors Service, Inc. The "Other" category represents the total of other assets and liabilities.

PORTFOLIO MANAGERS' REPORT

     The 12 months ended December 31, 2001 were a difficult time for Liberty High Yield Securities Fund. The fund generated a total return of negative 2.78% for class A shares without a sales charge. This return fell short of both the fund's benchmark, the CS First Boston High Yield Index, and its peer group, the Lipper High Current Yield Funds Category Average. The index returned 5.78% for the period while the Lipper peer group average returned 1.81%.

A ROUGH PERIOD FOR HIGH YIELD

     Going into the period, signs indicated that the high yield market was headed for a much-needed recovery. In fact, high yield did experience solid growth in December 2000 and January 2001. However, conditions took a turn for the worse in February and continued to decline until the fourth quarter of 2001. The credit-intensive B rated sector of the market, in which the fund is focused, was particularly hard hit. This sector led the high yield bond market to a recovery in the fourth quarter. The fund performed well in the fourth quarter, but the rebound was not enough to offset earlier losses.

     Although this was clearly a challenging time for the high yield market, we stayed true to the fund's fundamental investment objectives and our credit-intensive investment style. Because lower-quality investments were out of favor throughout much of the period, the fund underperformed the index, which measures the performance of the broader high yield market. We believe that we are well positioned if conditions in the high yield market continue to improve.

DIVIDEND REDUCED TWICE DURING THE PERIOD

     In response to the general decline in credit quality, increased default rates and reduced earnings generated by the high yield market, the fund announced dividend cuts in June and September. We actively monitor dividend distributions, and our policy is to fully pay out earned income. As the fund's earning power declined, it became necessary to lower the dividend rate in order to maintain the quality of the portfolio and generate sustainable income. While we understand that this is not welcome news to our shareholders, the cuts were in line with those of many other high yield funds.

PORTFOLIO QUALITY INCREASED SLIGHTLY

     Over the course of the period, we increased our weighting in BB rated bonds from approximately 9% at the beginning of the period to 15% at period end. While this shift did increase the portfolio quality somewhat, we remain underweight in BB issues relative to our peers, as a result of our focus on B rated bonds.

TELECOMMUNICATION AND AIRLINE SECTORS HURT PERFORMANCE

     The fund was underweighted in the airline sector, but did own an issue of US Airways Inc. (0.9% of net assets) during the period. This airline holding suffered in the wake of the September 11 tragedy, but our holding is secured and we expect a full recovery. The fund's performance was also negatively impacted by its overweighted positions in the telecommunication and media sectors. Previously a driver of positive performance, these sectors underperformed during the period as funding sources across the industry tightened quickly and dramatically. A number of telecommunications holdings have been eliminated from the portfolio due to their disappointing performance.

DEFENSIVE SECTORS WERE STRONG

     There were a few bright spots in the portfolio during the period. Defensive sectors such as health care, housing and utilities tended to be less sensitive to the economic downturn, and thus benefited performance.

Within the health services sector, we purchased HCA (0.7% of net assets). Other non-telecommunication segments of the portfolio also saw strong performance. In the industrial and manufacturing sector, performance was enhanced by holdings such as Terra Industries, Kaiser Aluminum and Allied Waste (1.0%, 1.3% and 1.9% of net assets, respectively).

PORTFOLIO STRUCTURE AS OF 12/31/01 (%)

     [graphic separate]

MATURITY BREAKDOWN AS OF 12/31/01 (%)

     [graphic separate]

     Portfolio structure and maturity breakdowns are calculated as a percentage of net assets. The "Other" category represents the total of other assets and liabilities.

     Maturity breakdown is based on each security's effective maturity, which reflects pre-refundings, mandatory puts and other conditions that affect a bond's maturity.

     Because the fund is actively managed, there can be no guarantee the fund will continue to maintain this portfolio structure and maturity breakdown in the future.

OPTIMISTIC OUTLOOK FOR HIGH YIELD MARKET

     We saw the beginnings of a high yield rally in the fourth quarter of 2001, which has continued into January 2002. We believe there is room for further recovery in the high yield market. Any additional economic stimulus or interest rate cuts could also benefit high yield.

     We intend to maintain our fundamental approach to research, as well as our credit intensive high yield investment style. We will also continue to actively manage the portfolio, selectively purchasing high yield issues when we find attractive opportunities to do so. We believe the fund will be well positioned should the high yield market continue its return to more normal conditions.

Scott B. Richards
Portfolio Manager

Carl C. Ericson*
Portfolio Manager

Scott B. Richards and Carl C. Ericson are portfolio co-managers of Liberty High Yield Securities Fund. Mr. Ericson joined Colonial Management Associates, Inc.
(CMA) in 1984. He is currently a senior vice president of CMA and director of the taxable fixed income department, supervising approximately $7 billion of assets invested in government, mortgage, corporate, high yield and international bonds. Mr. Richards, who joined CMA in 1999, is a senior vice president of CMA and lead manager of the company's high yield portfolios.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT WWW.LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES. Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares.

     Investing in high yield securities involves greater credit risk and other risks not associated with investing in higher-quality bonds. Bond investing also involves interest rate risk, which means that prices may change as interest rates increase or decrease.

---------------


*Carl C. Ericson is no longer portfolio co-manager of Liberty High Yield
     Securities Fund. Scott B. Richards is the lead manager of the Fund.

                             LIBERTY FUNDS TRUST I

                       LIBERTY HIGH YIELD SECURITIES FUND

                                    FORM N-14
                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                                 May 13, 2002

         This Statement of Additional Information (the "SAI") relates to the proposed Acquisition (the "Acquisition") of the Liberty High Yield Bond Fund (including Class A and Stein Roe High Yield Fund, Class S) (the "Acquired Fund"), a series of Liberty-Stein Roe Funds Income Trust, by the Liberty High Yield Securities Fund (the "Acquiring Fund"), a series of Liberty Funds Trust I.

         This SAI contains information which may be of interest to shareholders but which is not included in the Prospectus/Proxy Statement dated May 13, 2002 (the "Prospectus/Proxy Statement") of the Acquiring Fund which relates to the Acquisition. As described in the Prospectus/Proxy Statement, the Acquisition would involve the transfer of all the assets of the Acquired Fund in exchange for shares of the Acquiring Fund and the assumption of all the liabilities of the Acquired Fund. The Acquired Fund would distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Acquired Fund.

         This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to your Fund at One Financial Center, Boston, Massachusetts 02111-2621, or by calling 1-800-426-3750.

                                Table of Contents

I.       Additional Information about the Acquiring Fund and the Acquired
         Fund................................................................2

II.      Financial Statements................................................2

I.  Additional Information about the Acquiring Fund and the Acquired Fund.

         Attached hereto as Appendix A is the Statement of Additional Information for the Acquiring Fund dated May 1, 2002.


II. Financial Statements.

         This SAI is accompanied by the Annual Report for the year ended December 31, 2001, of the Acquiring Fund, which report contains historical financial information regarding such Fund. Such report has been filed with the Securities and Exchange Commission and is incorporated herein by reference.


         In accordance with Instruction 2 to Item 14 of Form N-14, no pro forma financial statements are required because the net asset value of the Acquired Fund does not exceed 10% of the net asset value of the Acquiring Fund as of April 23, 2002.

                                   Appendix A



                       LIBERTY HIGH YIELD SECURITIES FUND

                      Statement of Additional Information

                                  May 1, 2002

                       LIBERTY HIGH YIELD SECURITIES FUND
                        A SERIES OF LIBERTY FUNDS TRUST I
                       STATEMENT OF ADDITIONAL INFORMATION
                                   MAY 1, 2002


This Statement of Additional Information (SAI) contains information which may be useful to investors but which is not included in the Prospectuses of Liberty High Yield Securities Fund (Fund). This SAI is not a prospectus and is only authorized for distribution when accompanied or preceded by one of the Prospectuses of the Fund dated May 1, 2002. This SAI should be read together with the Prospectuses and the Fund's most recent Annual Report dated December 31, 2001. Investors may obtain a free copy of the Prospectuses and the Annual Report from Liberty Funds Distributor, Inc. (LFD), One Financial Center, Boston, MA 02111-2621. The Financial Statements and Report of Independent Accountants appearing in the December 31, 2001 Annual Report are incorporated in this SAI by reference.

Part 1 of this SAI contains specific information about the Fund. Part 2 includes information about the funds distributed by LFD generally and additional information about certain securities and investment techniques described in the Fund's Prospectuses.

TABLE OF CONTENTS

PART 1                                                             PAGE

Definitions                                                         b
Organization and History                                            b
Investment Goals and Policies                                       b
Fundamental Investment Policies                                     c
Other Investment Policies                                           c
Portfolio Turnover                                                  c
Fund Charges and Expenses                                           c
Investment Performance                                              j
Custodian of the Fund                                               l
Independent Accountants of the Fund                                 l

PART 2

Miscellaneous Investment Practices                                  1
Taxes                                                               13
Management of the Funds                                             16
Determination of Net Asset Value                                    28
How to Buy Shares                                                   29
Special Purchase Programs/Investor Services                         29
Programs for Reducing or Eliminating Sales Charges                  31
How to Sell Shares                                                  33
Distributions                                                       34
How to Exchange Shares                                              34
Suspension of Redemptions                                           35
Shareholder Liability                                               35
Shareholder Meetings                                                35
Performance Measures                                                36
Appendix I                                                          38
Appendix II                                                         43

                                     PART 1
                       LIBERTY HIGH YIELD SECURITIES FUND
                       STATEMENT OF ADDITIONAL INFORMATION
                                   MAY 1, 2002

DEFINITIONS
"Trust"        Liberty Funds Trust I
"Fund"         Liberty High Yield Securities Fund
"Advisor"      Colonial Management Associates, Inc., the Fund's investment advisor
"LFD"          Liberty Funds Distributor, Inc., the Fund's distributor
"LFS"          Liberty Funds Services, Inc., the Fund's shareholder services and transfer agent

ORGANIZATION AND HISTORY
The Trust is a Massachusetts business trust organized in 1985. The Fund, an open-end diversified management investment company, represents the entire interest in a separate series of the Trust. The Fund commenced investment operations on October 21, 1971.

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Shareholders receive one vote for each Fund share. Shares of the Fund and any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by fund or by class. Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting. See Part 2 of this SAI for more information.

The Trust changed its name from "Colonial Trust I" to its current name on April 1, 1999. Effective July 14, 2000, the Fund changed its name from Colonial High Yield Securities Fund to Liberty High Yield Securities Fund.

INVESTMENT GOALS AND POLICIES
The Fund is an open-end diversified management investment company. The Fund's Prospectuses describe its investment goals and investment policies. Part 1 of this SAI includes additional information concerning, among other things, the investment restrictions of the Fund. Part 2 contains additional information about the following securities and investment techniques that may be utilized by the Fund:

         Short-Term Trading
         Lower-Rated Debt Securities
         Foreign Securities
         Zero Coupon Securities
         Step Coupon Bonds
         Pay-In-Kind Securities
         Forward Commitments ("When Issued" and "Delayed Delivery" Securities) Repurchase Agreements
         Futures Contracts and Related Options (interest rate futures and related options)
         Foreign Currency Transactions
         Mortgage-Backed Securities
         Non-Agency Mortgage-Backed Securities
         Money Market Instruments
         Rule 144A Securities

Except as indicated below under "Fundamental Investment Policies", the Fund's investment policies are not fundamental, and the Trustees may change the policies without shareholder approval.




                                       b

FUNDAMENTAL INVESTMENT POLICIES
The Investment Company Act of 1940 (Act) provides that a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of
(1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies cannot be changed without such a vote.

The Fund may:

1. Borrow from banks, other affiliated funds and other entities to the extent permitted by applicable law, provided that the Fund's borrowings shall not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law;
2. Only own real estate acquired as the result of owning securities and not more than 5% of total assets;
3. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets;
4. Not issue senior securities except as provided in paragraph 1 above to the extent permitted by the Act;
5. Underwrite securities issued by others only when disposing of portfolio securities;
6. Make loans (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions, (c) through an interfund lending program with other affiliated funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans) and (d) through repurchase agreements and;
7. Not concentrate more than 25% of its total assets in any one industry or with respect to 75% of total assets purchase any security (other than obligations of the U.S. Government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer, or purchase voting securities of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer.

OTHER INVESTMENT POLICIES
As non-fundamental investment policies which may be changed without a shareholder vote, the Fund may not:

1. Purchase securities on margin, but the Fund may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;
2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; and
3.     Invest more than 15% of its net assets in illiquid securities.

Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest substantially all of its investable assets in another investment company that has substantially the same investment goal, policies and restrictions as the Fund. Total assets and net assets are determined at current value for purposes of compliance with investment restrictions and policies. All percentage limitations will apply at the time of investment and are not violated unless an excess or deficiency occurs as a result of such investment. For the purpose of the Act's diversification requirement, an issuer is the entity whose revenues support the security.

PORTFOLIO TURNOVER
Portfolio turnover for the last five fiscal years is included in the Prospectuses under "Financial Highlights." High portfolio turnover may cause the Fund to realize capital gains which, if realized and distributed by the Fund, may be taxable to shareholders as ordinary income. High portfolio turnover may result in correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund.

FUND CHARGES AND EXPENSES
Under the Fund's management agreement, the Fund pays the Advisor a monthly fee based on the average daily net assets of the Fund, determined at the close of each business day during the month, at the annual rate of 0.60% of the first $1.5 billion and 0.55% in excess of $1.5 billion.

The Advisor is responsible for providing accounting and bookkeeping services to the Fund pursuant to a pricing and bookkeeping agreement. Under a separate agreement (Outsourcing Agreement), the Advisor has delegated those functions to State Street Bank and Trust Company (State Street). The Advisor pays fees to State Street under the Outsourcing Agreement.



                                       c

Under its pricing and bookkeeping agreement with the Fund, the Advisor receives from the Fund a monthly fee consisting of a flat fee plus an asset-based fee, as follows:

o      an annual flat fee of $10,000, paid monthly; and
o in any month that the Fund has average net assets of more than $50 million, a monthly fee equal to the percentage of the average net assets of the Fund for that month that is determined by the following formula:

                  (number of stand-alone funds and master funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement x $105,000) + (number of feeder funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement x $12,000) - (annual flat fees payable by each fund for which State Street provides pricing and bookkeeping services under the outsourcing agreement )] / (average monthly net assets of all stand-alone funds and feeder funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement with average monthly net assets of more than $50 million in that month)

The Fund reimburses the Advisor for all out-of-pocket expenses and charges, including fees payable to third parties (other than State Street) for providing pricing data.

The shareholders' servicing and transfer agency fee arrangement between LFS and the Fund has been revised so that the Fund pays the following fees:

o An account fee for each open account of $4.00 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus
o An account fee for each closed account of $1.50 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus
o A transaction fee of $1.40 per transaction occurring in Fund accounts during any month; plus
o A monthly fee at the rate of 0.06% per annum of the average daily closing value of the total net assets of the Fund for such month; plus
o The Fund's allocated share of LFS' out-of-pocket expenses, including fees payable to DST Systems, Inc. (DST) under a remote services agreement with DST and recovery of one-time expenses for the conversion to DST's account processing system at a rate of 1/24th of such one-time expenses per month.

RECENT FEES PAID TO THE ADVISOR, LFD AND LFS (dollars in thousands)

                                                   Years ended December 31,
                                                   ------------------------
                                               2001          2000          1999
                                               ----          ----          ----
Management fee                               $ 5,130       $ 6,377       $ 7,433
Bookkeeping fee                                  310           373           419
Shareholder service and transfer agent
fee                                            2,532         2,495         3,660

12b-1 fees:
   Service fee (Class A)                       1,001         1,177         1,416
   Service fee (Class B)                         973         1,341         1,559
   Service fee (Class C)                         134           137           120
   Distribution fee (Class B)                  2,986         4,022         4,680
   Distribution fee (Class C)                    402           410           357
Fees waived by the Distributor                   (80)          (82)          (73)

BROKERAGE COMMISSIONS (dollars in thousands)

                                                  Years ended December 31,
                                                  ------------------------
                                                 2001       2000       1999
                                                 ----       ----       ----
Total commissions                                $10         $9       $28,470
Directed transactions(a)                           0          0             0
Commissions on directed transactions               0          0             0

(a)    See "Management of the Fund" in Part 2 of this SAI.


                                       d

TRUSTEES AND TRUSTEES' FEES
The Advisor or its affiliates pay the compensation of all the officers of the Liberty Funds, including Trustees who are affiliated with the Advisor. For the fiscal and calendar year ended December 31, 2001, the Trustees received the following compensation for serving as Trustees:

                                Aggregate Compensation     Pension or Retirement       Total Compensation from the
                                 From the Fund for the        Benefits Accrued          Fund Complex Paid to the
                                   Fiscal Year Ended          As Part of Fund         Trustees for the Calendar Year
Trustee                            December 31, 2001            Expense(b)              Ended December 31, 2001(c)
-------                            -----------------            ----------              --------------------------
John A. Bacon(d)                           N/A                     N/A                         $ 95,300
Robert J. Birnbaum                         N/A                     N/A                           25,300
Tom Bleasdale(d)                           N/A                     N/A                          103,000(e)
William W. Boyd(d)                         N/A                     N/A                           50,000
Lora S. Collins(d)                         N/A                     N/A                           96,000
James E. Grinnell(d)                       N/A                     N/A                          100,300
Douglas A. Hacker                     $  2,868                     N/A                          109,000
Janet Langford Kelly                     2,815                     N/A                          107,000
Richard W. Lowry                         2,908                     N/A                          135,300
Salvatore Macera                         2,893                     N/A                          110,000
William E. Mayer                         2,830                     N/A                          132,300
James L. Moody, Jr.(d)                     N/A                     N/A                           91,000
Charles R. Nelson                        2,868                     N/A                          109,000
John J. Neuhauser                        2,833                     N/A                          132,510
Joseph R. Palombo(f)                       N/A                     N/A                              N/A
Thomas E. Stitzel                        2,867                     N/A                          109,000
Thomas C. Theobald                       2,947                     N/A                          112,000
Anne-Lee Verville                        3,000(g)                  N/A                          114,000(g)

(b) The Fund does not currently provide pension or retirement plan benefits to the Trustees.
(c) As of December 31, 2001, the Liberty family of funds (Liberty Funds) consisted of 53 open-end and 9 closed-end management investment company portfolios; the Stein Roe family of funds (Stein Roe Funds) consisted of 40 open-end management investment company portfolios and 1 limited liability company; and the All-Star family of funds (All-Star Funds) consisted of 2 closed-end management investment company portfolios (collectively, the "Liberty Fund Complex"). As of December 27, 2000, the boards of trustees of the Liberty Funds and Stein Roe Funds were effectively combined into a single board for the Liberty Funds and Stein Roe Funds. The All-Star Funds have separate boards of directors.
(d) In connection with the combination of the Liberty and Stein Roe boards of trustees, Messrs. Bacon, Bleasdale, Boyd, Grinnell, Moody and Ms. Collins will receive $95,000, $154,500, $50,000, $75,000, $182,000, and $192,000,
       respectively, for retiring prior to their respective board's mandatory retirement age. This payment will continue for the lesser of two years or until the date the Trustee would otherwise have retired at age 72. The payments, which began in 2001, are paid quarterly. FleetBoston Financial Corporation (FleetBoston) and the Liberty Fund Complex will each bear one-half of the cost of the payments. The portion of the payments borne by FleetBoston was paid by Liberty Financial Companies, Inc. (LFC) prior to November 1, 2001, when the asset management business of LFC was acquired by Fleet National Bank, a subsidiary of FleetBoston. The Liberty Fund Complex portion of the payments will be allocated among the Liberty Fund Complex based on each fund's share of the Trustee fees for 2000.
(e) During the calendar year ended December 31, 2001, Mr. Bleasdale deferred his total compensation of $103,000 pursuant to the deferred compensation plan.
(f) Mr. Palombo does not receive compensation because he is an employee of Colonial Management Associates, Inc. Because Mr. Palombo is an "interested person" of Liberty Asset Management Company, he resigned his position as a director of the All-Star Funds on November 1, 2001, in connection with the acquisition of the asset management business of LFC by Fleet National Bank.
(g) During the fiscal year ended December 31, 2001 and the calendar year ended December 31, 2001, Ms. Verville deferred her total compensation of $3,000 and $114,000, respectively, pursuant to the deferred compensation plan.





                                       e

                          Role of the Board of Trustees

The Trustees of the Liberty Funds are responsible for the overall management and supervision of the Liberty Funds' affairs and for protecting the interests of the shareholders. The Trustees meet periodically throughout the year to oversee the Liberty Funds' activities, review contractual arrangements with service providers for the Liberty Funds and review the Liberty Funds' performance. The Trustees have created several committees to perform specific functions for the Liberty Funds.

                                 Audit Committee

Ms. Verville and Messrs. Hacker, Macera, Nelson and Neuhauser are members of the Audit Committee of the Board of Trustees of the Liberty Funds. The Audit Committee's functions include making recommendations to the Trustees regarding the selection and performance of the independent accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls, of the Liberty Funds and certain service providers. In the fiscal year ended December 31, 2001, the Audit Committee convened six times.

                              Governance Committee

Ms. Verville and Messrs. Hacker, Lowry, Mayer and Theobald are members of the Governance Committee of the Board of Trustees of the Liberty Funds. The Governance Committee's functions include recommending to the Trustees nominees for Trustee and for appointments to various committees, performing periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board policies and practices to be followed in carrying out the Trustees' duties and responsibilities and reviewing and making recommendations to the Board regarding the compensation of the Trustees who are not affiliated with the Funds' investment advisors. The Governance Committee will consider candidates for Trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Committee, in care of the Fund. In the fiscal year ended December 31, 2001, the Governance Committee convened one time.

                       Advisory Fees & Expenses Committee

Ms. Kelly and Messrs. Mayer, Neuhauser, Stitzel and Theobald are members of the Advisory Fees & Expenses Committee of the Board of Trustees of the Liberty Funds. The Advisory Fees & Expenses Committee's functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the disinterested Trustees and as to any other contracts that may be referred to the Committee by the Board. In the fiscal year ended December 31, 2001, the Advisory Fees & Expenses Committee convened four times.

                           Trading Oversight Committee

Ms. Kelly and Messrs. Lowry, Macera, Nelson and Stitzel are members of the Trading Oversight Committee of the Board of Trustees of the Liberty Funds. The Trading Oversight Committee's functions include reviewing and recommending to the Board the policies and practices to be followed by the Funds' investment advisers in executing portfolio trades on behalf of the Funds and regularly reviewing the allocation of the Funds' portfolio transactions among executing broker/dealers, the level of commission payments, soft dollar commitments, directed brokerage arrangements and other trading practices. In the fiscal year ended December 31, 2001, the Trading Oversight Committee convened two times.

                                 Share Ownership

The following table shows the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2001 (i) in the Fund and (ii) in all Liberty Funds and All-Star Funds overseen by the Trustee.




                                       f

                                                                       Aggregate Dollar Range of Equity
                                     Dollar Range of Equity       Securities Owned in All Funds Overseen by
  Name of Trustee                 Securities Owned in The Fund         Trustee in Liberty Fund Complex
  ---------------                 ----------------------------         -------------------------------

DISINTERESTED TRUSTEES
Douglas A. Hacker                              $0                               Over $100,000
Janet Langford Kelly                           $0                               Over $100,000
Richard W. Lowry (h)                           $0                               Over $100,000
Salvatore Macera                               $0                              $50,001-$100,000
Charles R. Nelson                              $0                               Over $100,000
John J. Neuhauser (h)                      $1-10,000                            Over $100,000
Thomas E. Stitzel                              $0                              $50,001-$100,000
Thomas C. Theobald                             $0                               Over $100,000
Anne-Lee Verville                              $0                               Over $100,000

INTERESTED TRUSTEES
William E. Mayer (h)                           $0                              $50,001-$100,000
Joseph R. Palombo                              $0                                 $1-$10,000

(h) Trustee also serves as a Trustee of Liberty All-Star Equity Fund and a Director of Liberty All-Star Growth Fund, Inc. (together, the "Liberty All-Star Funds").

OWNERSHIP OF THE FUND
As of record on March 31, 2002, the officers and Trustees of the Trust as a group owned less than 1% of the then outstanding shares of the Fund.

As of record on March 31, 2002 the following shareholders of record owned 5% or more of one or more of each class of the Fund's outstanding shares:

Class B

Merrill Lynch, Pierce Fenner & Smith, Inc.                              8.17%
For the sole benefit of its customers
Attn: Fund Administration #97B52
4800 Deer Lake Drive E., 2nd Floor
Jacksonville, FL 32246

Class C

Merrill Lynch, Pierce Fenner & Smith, Inc.                              7.41%
For the sole benefit of its customers
Attn: Fund Administration #97JG1
4800 Deer Lake Drive E., 2nd Floor
Jacksonville, FL 32246

Banc One Securities Corp                                               17.46%
FBO the One Select Portfolio
Attn Wrap Processing OH1-1244
1111 Polaris Parkway
Columbus, OH 43271-1244





                                       g

Class Z

Charles Schwab & Co., Inc. Custodian                                   38.30%
Attn: Mutual Funds Dept.
101 Montgomery St.
San Francisco, CA 94104-4122

Henry C. Frenck                                                         7.87%
2200 First Landing Lane
Virginia Beach, VA  23451-1702

Fitch Management Trust                                                  5.06%
General Partnership TTEE
Fitch Capital Partners, Ltd Partnership
7959 Broadway St, Ste 604
San Antonio, TX  78209-2670

Investors Bank & Trust IRA                                              8.10%
Karen M. Jones
20 Bobwhite Dr.
Glenmont, NY  12077-4402

Investors Bank & Trust IRA                                             11.11%
Barry G. Blenis
80 Willowbrook Rd.
Surprise, NY  12176-2301

Investors Bank & Trust IRA                                              9.11%
Margaret J. Welch
19 Marylea Ln.
Delmar, NY  12054-9709

As of record on March 31, 2002, there were the following number of record holders of each class of the Fund:

    Class A Shares           Class B Shares          Class C Shares           Class Z Shares
    --------------           --------------          --------------           --------------
       22,121                    19,671                   2,517                      21

SALES CHARGES (dollars in thousands)

                                                                      Class A Shares
                                                                  Years ended December 31,
                                                                  ------------------------
                                                              2001            2000           1999
                                                              ----            ----           ----

Aggregate initial sales charges on Fund share sales          $  596          $  969          $2,624
Initial sales charges retained by LFD                            60              53             132
Aggregate contingent deferred sales charges (CDSC)
  on Fund redemptions retained by LFD                             5              49              45

                                                                      Class B Shares
                                                                  Years ended December 31,
                                                                  ------------------------
                                                             2001            2000            1999
                                                             ----            ----            ----

Aggregate CDSC on Fund redemptions retained by LFD          $1,006          $2,209          $1,851




                                       h

                                                                  Class C Shares
                                                              Years ended December 31,
                                                              ------------------------
                                                           2001         2000         1999
                                                           ----         ----         ----

Aggregate CDSC on Fund redemptions retained by LFD          $20          $26          $25

12B-1 PLAN, CDSCS AND CONVERSION OF SHARES
The Fund offers four classes of shares - Class A, Class B, Class C and Class Z. The Fund may in the future offer other classes of shares. The Trustees have approved a 12b-1 plan (Plan) pursuant to Rule 12b-1 under the Act for each Class except Class Z. Under the Plan, the Fund pays LFD monthly a service fee at an annual rate of 0.25% of net assets attributed to each Class of shares. The Fund also pays LFD monthly a distribution fee at an annual rate of 0.75% of average daily net assets attributed to Class B and Class C shares. LFD has voluntarily agreed to waive a portion of the Class C share distribution fee so that it does not exceed 0.60% annually. LFD may terminate this waiver at any time without shareholder approval. LFD may terminate the waiver at any time without shareholder approval. LFD may use the entire amount of such fees to defray the costs of commissions and service fees paid to financial service firms (FSFs) and for certain other purposes. Since the distribution and service fees are payable regardless of the amount of LFD's expenses, LFD may realize a profit from the fees.

The Plan authorizes any other payments by the Fund to LFD and its affiliates (including the Advisor) to the extent that such payments might be construed to be indirect financing of the distribution of Fund shares.

The Trustees believe the Plan could be a significant factor in the growth and retention of Fund assets resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each class of Fund shareholders. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (Independent Trustees), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the Plan will only be effective if the selection and nomination of the Trustees who are not interested persons of the Trust are effected by such disinterested Trustees.

Class A shares are offered at net asset value plus varying sales charges which may include a CDSC. Class B shares are offered at net asset value and are subject to a CDSC if redeemed for periods up to six years after purchase. Class C shares are offered at net asset value and are subject to a 1.00% CDSC if redeemed within one year after purchase. Class Z shares are offered at net asset value and are not subject to a CDSC. The CDSCs are described in the Prospectuses.

No CDSC will be imposed on shares derived from reinvestment of distributions or amounts representing capital appreciation. In determining the applicability and rate of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing reinvestment of distributions and finally of other shares held by the shareholder for the longest period of time.

A certain number of years, depending on the program you purchased your shares under, after the end of the month in which a Class B share is purchased, such share and a pro rata portion of any shares issued on the reinvestment of distributions will be automatically converted into Class A shares having an equal value, which are not subject to the distribution fee.

SALES-RELATED EXPENSES (dollars in thousands) of LFD relating to the Class A, B and C shares of the Fund were:

                                                              Year ended December 31, 2001
                                                              ----------------------------
                                                     Class A Shares  Class B Shares  Class C Shares
                                                     --------------  --------------  --------------
Fees to FSFs                                             $  900          $4,107          $  291
Cost of sales material relating to the Fund                 724             500             170
   (including printing and mailing expenses)
Allocated travel, entertainment and other
   promotional expenses (including advertising)             395             270              91

INVESTMENT PERFORMANCE
The Fund's Class A, Class B, Class C and Class Z share yields for the month ended December 31, 2001 were:

                   Class A Shares       Class B Shares        Class C Shares       Class Z Shares
                   --------------       --------------        --------------       --------------
Yield                   9.94%                9.67%                9.82%*               10.70%

*If LFD had not waived certain Fund expenses, the yield for Class C would have been 9.67%.

The Fund's average annual total returns at December 31, 2001 were:

                                                Class A Shares
                                                --------------
                                    1 Year         5 Years      10 Years
                                    ------         -------      --------

With sales charge of 4.75%           (7.39)%        0.51%         6.94%
Return after taxes
  on Distributions                  (11.25)%       (3.20)%        3.07%
Return after taxes
  on Distributions and
  Sale of Fund shares                (4.44)%       (1.27)%        3.79%
Without sales charge                 (2.78)%        1.49%         7.46%
Return after taxes
  on Distributions                   (6.83)%       (2.26)%        3.57%
Return after taxes
  on Distributions and
  Sale of Fund shares                (1.62)%       (0.50)%        4.23%

                                                        Class B Shares(i)
                                                        -----------------
                                     1 Year                   5 Years                10 Years
                                     ------                   -------                --------

With applicable CDSC          (7.86)%(5.00% CDSC)       0.47% (2.00% CDSC)       6.70% (No CDSC)
Return after taxes
  on Distributions                  (11.61)%                  (3.01)%                  3.12%
Return after taxes
  on Distributions and
  Sale of Fund shares                  4.72%                  (1.18)%                  3.77%
Without CDSC                         (3.51)%                   0.73%                   6.70%
Return after taxes
  on Distributions                   (7.26)%                  (2.71)%                  3.12%
Return after taxes
  on Distributions and
  Sale of Fund shares                (2.06)%                  (0.95)%                  3.77%





                                       j

                                                       Class C Shares (i)
                                                       ------------------
                                     1 Year                   5 Years                 10 Years
                                     ------                   -------                 --------

With applicable CDSC         (4.24)% (1.00% CDSC)          0.87% (No CDSC)         7.05% (No CDSC)
Return after taxes
  on Distributions                   (8.05)%                    2.62%                   3.33%
Return after taxes
  on Distributions and
  Sale of Fund shares                  2.51%                  (0.87)%                   3.98%
Without CDSC                         (3.37)%                    0.87%                   7.05%
Return after taxes
  on Distributions                   (7.18)%                  (2.62)%                   3.33%
Return after taxes
  on Distributions and
  Sale of Fund shares                (1.98)%                  (0.87)%                   3.98%

                                                        Class Z Shares(i)
                                                        -----------------
                                     1 Year                  5 Years                  10 Years
                                     ------                  -------                  --------

                                     (2.53)%                    1.65%                    7.54%
Return after taxes
  on Distributions                   (6.68)%                  (2.17)%                  (3.62)%
Return after taxes
  on Distributions and
  Sale of Fund shares                (1.47)%                  (0.42)%                   4.27%

(i) Classes B, C and Z shares are newer classes of shares. Their performance includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer classes of shares. The Class A share returns are not restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer classes of shares. If differences in expenses were reflected, the returns for periods prior to the inception of Class B and Class C shares would be lower and for Class Z shares would be higher, since Class Z shares are not subject to sales charges or 12b-1 fees. Class B shares were initially offered on June 8, 1992, Class C shares were initially offered on January 15, 1996 and Class Z shares were initially offered on January 8, 1999.

See Part 2 of this SAI, "Performance Measures," for how calculations are made.

CUSTODIAN OF THE FUND
State Street Bank & Trust Company, located at 225 Franklin Street, Boston, MA 02101 ` is the Fund's custodian. The custodian is responsible for safeguarding the Fund's cash and securities, receiving and delivering securities and collecting the Fund's interest and dividends.

INDEPENDENT ACCOUNTANTS OF THE FUND
PricewaterhouseCoopers LLP, located at 160 Federal Street, Boston, MA 02110-2624, are the Fund's independent accountants, providing audit and tax return review services and assistance and consultation in connection with the review of various SEC filings. The financial statements incorporated by reference in this SAI have been so incorporated, and the financial highlights throughout the fiscal year ended December 31, 2001 included in the Prospectuses have been so included, in reliance upon the report of PricewaterhouseCoopers LLP given on the authority of said firm as experts in accounting and auditing.






                                      k

                       STATEMENT OF ADDITIONAL INFORMATION

                                     PART 2

The following information applies generally to most funds advised by the Advisor. "Funds" include each series of Liberty Funds Trust I, Liberty Funds Trust II, Liberty Funds Trust III, Liberty Funds Trust IV, Liberty Funds Trust V, Liberty Funds Trust VI and Liberty Funds Trust VII. In certain cases, the discussion applies to some, but not all of the funds, and you should refer to your Fund's Prospectus and to Part 1 of this SAI to determine whether the matter is applicable to your Fund. You will also be referred to Part 1 for certain data applicable to your Fund.

MISCELLANEOUS INVESTMENT PRACTICES

PART 1 OF THIS SAI LISTS ON PAGE b WHICH OF THE FOLLOWING INVESTMENT PRACTICES ARE AVAILABLE TO YOUR FUND. IF AN INVESTMENT PRACTICE IS NOT LISTED IN PART 1 OF THIS SAI, IT IS NOT APPLICABLE TO YOUR FUND.

SHORT-TERM TRADING

In seeking the fund's investment goal, the Advisor will buy or sell portfolio securities whenever it believes it is appropriate. The Advisor's decision will not generally be influenced by how long the fund may have owned the security. From time to time, the fund will buy securities intending to seek short-term trading profits. A change in the securities held by the fund is known as "portfolio turnover" and generally involves some expense to the fund. These expenses may include brokerage commissions or dealer mark-ups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the fund to realize net short-term capital gains, such gains will be taxable as ordinary income. As a result of the fund's investment policies, under certain market conditions the fund's portfolio turnover rate may be higher than that of other mutual funds. The fund's portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities, excluding securities whose maturities at acquisition were one year or less. The fund's portfolio turnover rate is not a limiting factor when the Advisor considers a change in the fund's portfolio.

SHORT SALES

A fund's short sales are subject to special risks. A short sale involves the sale by the fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. In order to deliver the security to the buyer, the fund borrows the security from a third party. The fund is then obligated to return the security to the third party, so the fund must purchase the security at the market price at a later point in time. If the price of the security has increased during this time, then the fund will incur a loss equal to the increase in price of the security from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the security. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the fund.

LOWER-RATED DEBT SECURITIES

Lower-rated debt securities are those rated lower than Baa by Moody's or BBB by S&P, or comparable unrated debt securities. Relative to debt securities of higher quality,

1. an economic downturn or increased interest rates may have a more significant effect on the yield, price and potential for default for lower-rated debt securities;

2. the secondary market for lower-rated debt securities may at times become less liquid or respond to adverse publicity or investor perceptions, increasing the difficulty in valuing or disposing of the bonds;

3. the Advisor's credit analysis of lower-rated debt securities may have a greater impact on the fund's achievement of its investment objective; and

4. lower-rated debt securities may be less sensitive to interest rate changes, but are more sensitive to adverse economic developments.

In addition, certain lower-rated debt securities may not pay interest in cash on a current basis.

SMALL COMPANIES

Smaller, less well established companies may offer greater opportunities for capital appreciation than larger, better established companies, but may also involve certain special risks related to limited product lines, markets, or financial resources and dependence on a small management group. Their securities may trade less frequently, in smaller volumes, and fluctuate more sharply in value than securities of larger companies.

FOREIGN SECURITIES

The fund may invest in securities traded in markets outside the United States. Foreign investments can be affected favorably or unfavorably by changes in currency rates and in exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees may be higher than in the United States. Investments in foreign securities can involve other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets and imposition of withholding taxes on dividend or interest payments. Foreign securities, like other assets of the fund, will be held by the fund's custodian or by a subcustodian or depository. See also "Foreign Currency Transactions" below.

The fund may invest in certain Passive Foreign Investment Companies (PFICs) which may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain (PFIC tax) related to the investment. This "excess distribution" will be allocated over the fund's holding period for such investment. The PFIC tax is the highest ordinary income rate in effect for any period multiplied by the portion of the "excess distribution" allocated to such period, and it could be increased by an interest charge on the deemed tax deferral.

The fund may possibly elect to include in its income its pro rata share of the ordinary earnings and net capital gain of PFICs. This election requires certain annual information from the PFICs which in many cases may be difficult to obtain. An alternative election would permit the fund to recognize as income any appreciation (and to a limited extent, depreciation) on its holdings of PFICs as of the end of its fiscal year. See "Taxes" below.

OTHER INVESTMENT COMPANIES

The fund may invest in other investment companies. Such investments will involve the payment of duplicative fees through the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

ZERO COUPON SECURITIES (ZEROS)

The fund may invest in zero coupon securities, which are securities issued at a significant discount from face value and do not pay interest at intervals during the life of the security. Zero coupon securities include securities issued in certificates representing undivided interests in the interest or principal of mortgage-backed securities (interest only/principal only), which tend to be more volatile than other types of securities. The fund will accrue and distribute income from stripped securities and certificates on a current basis and may have to sell securities to generate cash for distributions.

STEP COUPON BONDS (STEPS)

The fund may invest in debt securities which pay interest at a series of different rates (including 0%) in accordance with a stated schedule for a series of periods. In addition to the risks associated with the credit rating of the issuers, these securities may be subject to more volatility risk than fixed rate debt securities.

TENDER OPTION BONDS

A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The Advisor will consider on an ongoing basis the creditworthiness of the issuer of the underlying municipal securities, of any custodian, and of the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal securities and for other reasons.

PAY-IN-KIND (PIK) SECURITIES

The fund may invest in securities which pay interest either in cash or additional securities. These securities are generally high yield securities and, in addition to the other risks associated with investing in high yield securities, are subject to the risks that the interest payments which consist of additional securities are also subject to the risks of high yield securities.

MONEY MARKET INSTRUMENTS

GOVERNMENT OBLIGATIONS are issued by the U.S. or foreign governments, their subdivisions, agencies and instrumentalities. SUPRANATIONAL OBLIGATIONS are issued by supranational entities and are generally designed to promote economic improvements. CERTIFICATES OF DEPOSITS are issued against deposits in a commercial bank with a defined return and maturity. BANKER'S ACCEPTANCES are used to finance the import, export or storage of goods and are "accepted" when guaranteed at maturity by a bank. COMMERCIAL PAPER is a promissory note issued by businesses to finance short-term needs (including those with floating or variable interest rates, or including a frequent interval put feature). SHORT-TERM CORPORATE OBLIGATIONS are bonds and notes (with one year or less to maturity at the time of purchase) issued by businesses to finance long-term needs. PARTICIPATION INTERESTS include the underlying securities and any related guaranty, letter of credit, or collateralization arrangement which the fund would be allowed to invest in directly.

SECURITIES LOANS

The fund may make secured loans of its portfolio securities amounting to not more than the percentage of its total assets specified in Part 1 of this SAI, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to banks and broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities on loan. The borrower pays to the fund an amount equal to any dividends or interest received on securities lent. The fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The fund may also call such loans in order to sell the securities involved.

FORWARD COMMITMENTS ("WHEN-ISSUED" AND "DELAYED DELIVERY" SECURITIES)

The fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments" and "when-issued securities") if the fund holds until the settlement date, in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Where such purchases are made through dealers, the fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the fund of an advantageous yield or price. Although the fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if the Advisor deems it appropriate to do so. The fund may realize short-term profits or losses (generally taxed at ordinary income tax rates in the hands of the shareholders) upon the sale of forward commitments.

MORTGAGE DOLLAR ROLLS

In a mortgage dollar roll, the fund sells a mortgage-backed security and simultaneously enters into a commitment to purchase a similar security at a later date. The fund either will be paid a fee by the counterparty upon entering into the transaction or will be entitled to purchase the similar security at a discount. As with any forward commitment, mortgage dollar rolls involve the risk that the counterparty will fail to deliver the new security on the settlement date, which may deprive the fund of obtaining a beneficial investment. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction. In addition, the transaction costs may exceed the return earned by the fund from the transaction.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities, including "collateralized mortgage obligations"
(CMOs) and "real estate mortgage investment conduits" (REMICs), evidence ownership in a pool of mortgage loans made by certain financial institutions that may be insured or guaranteed by the U.S. government or its agencies. CMOs are obligations issued by special-purpose trusts, secured by mortgages. REMICs are entities that own mortgages and elect REMIC status under the Internal Revenue Code. Both CMOs and REMICs issue one or more classes of securities of which one (the Residual) is in the nature of equity. The funds will not invest in the Residual class. Principal on mortgage-backed securities, CMOs and REMICs may be prepaid if the underlying mortgages are prepaid. Prepayment rates for mortgage-backed securities tend to increase as interest rates decline (effectively shortening the security's life) and decrease as interest rates rise (effectively lengthening the security's life). Because of the prepayment feature, these securities may not increase in value as much as other debt securities when interest rates fall. A fund may be able to invest prepaid principal only at lower yields. The prepayment of such securities purchased at a premium may result in losses equal to the premium.

NON-AGENCY MORTGAGE-BACKED SECURITIES

The fund may invest in non-investment grade mortgage-backed securities that are not guaranteed by the U.S. government or an agency. Such securities are subject to the risks described under "Lower Rated Debt Securities" and "Mortgage-Backed Securities." In addition, although the underlying mortgages provide collateral for the security, the fund may experience losses, costs and delays in enforcing its rights if the issuer defaults or enters bankruptcy, and the fund may incur a loss.

ASSET-BACKED SECURITIES

Asset-backed securities are interests in pools of debt securities backed by various types of loans such as credit card, auto and home equity loans. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. During periods of rising interest rates, asset-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities. A decline in interest rates may lead to a faster rate of repayment on asset-backed securities and, therefore, cause a Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of an asset-backed security may be difficult to predict and result in greater volatility.

REPURCHASE AGREEMENTS

The fund may enter into repurchase agreements. A repurchase agreement is a contract under which the fund acquires a security for a relatively short period subject to the obligation of the seller to repurchase and the fund to resell such security at a fixed time and price (representing the fund's cost plus interest). It is the fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the fund which are collateralized by the securities subject to repurchase. The Advisor will monitor such transactions to determine that the value of the underlying securities is at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

REVERSE REPURCHASE AGREEMENTS

In a reverse repurchase agreement, the fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. A reverse repurchase agreement may also be viewed as the borrowing of money by the fund and, therefore, as a form of leverage. The fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, the fund will enter into a reverse repurchase agreement only when the interest income expected to be earned from the investment of the proceeds is greater than the interest expense of the transaction. The fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The fund may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. Each fund will establish and maintain with its custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. If interest rates rise during the term of a reverse repurchase agreement, entering into the reverse repurchase agreement may have a negative impact on a money market fund's ability to maintain a net asset value of $1.00 per share.

OPTIONS ON SECURITIES

WRITING COVERED OPTIONS. The fund may write covered call options and covered put options on securities held in its portfolio when, in the opinion of the Advisor, such transactions are consistent with the fund's investment goal and policies. Call options written by the fund give the purchaser the right to buy the underlying securities from the fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the fund at a stated price.

The fund may write only covered options, which means that, so long as the fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The fund may write combinations of covered puts and calls on the same underlying security.

The fund will receive a premium from writing a put or call option, which increases the fund's return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an offsetting option. The fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

If the fund writes a call option but does not own the underlying security, and when it writes a put option, the fund may be required to deposit cash or securities with its broker as "margin" or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

PURCHASING PUT OPTIONS. The fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

PURCHASING CALL OPTIONS. The fund may purchase call options to hedge against an increase in the price of securities that the fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the fund might have realized had it bought the underlying security at the time it purchased the call option.

OVER-THE-COUNTER (OTC) OPTIONS. The Staff of the Division of Investment Management of the Securities and Exchange Commission (SEC) has taken the position that OTC options purchased by the fund and assets held to cover OTC options written by the fund are illiquid securities. Although the Staff has indicated that it is continuing to evaluate this issue, pending further developments, the fund intends to enter into OTC options transactions only with primary dealers in U.S. government securities and, in the case of OTC options written by the fund, only pursuant to agreements that will assure that the fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. The fund will treat the amount by which such formula price exceeds the amount, if any, by which the option may be "in-the-money" as an illiquid investment. It is the present policy of the fund not to enter into any OTC option transaction if, as a result, more than 15% (10% in some cases, refer to your fund's Prospectus) of the fund's net assets would be invested in (i) illiquid investments (determined under the foregoing formula) relating to OTC options written by the fund, (ii) OTC options purchased by the fund, (iii) securities which are not readily marketable, and (iv) repurchase agreements maturing in more than seven days.

RISK FACTORS IN OPTIONS TRANSACTIONS. The successful use of the fund's options strategies depends on the ability of the Advisor to forecast interest rate and market movements correctly.

When it purchases an option, the fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the fund will lose part or all of its investment in the option. This contrasts with an investment by the fund in the underlying securities, since the fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

The effective use of options also depends on the fund's ability to terminate option positions at times when the Advisor deems it desirable to do so. Although the fund will take an option position only if the Advisor believes there is a liquid secondary market for the option, there is no assurance that the fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary trading market in options were to become unavailable, the fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A marketplace may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events - such as volume in excess of trading or clearing capability - were to interrupt normal market operations.

A marketplace may at times find it necessary to impose restrictions on particular types of option transactions, which may limit the fund's ability to realize its profits or limit its losses.

Disruptions in the markets for the securities underlying options purchased or sold by the fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation
(OCC) or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by the fund has expired, the fund could lose the entire value of its option.

Special risks are presented by internationally traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

FUTURES CONTRACTS AND RELATED OPTIONS

Upon entering into futures contracts, in compliance with the SEC's requirements, cash or liquid securities, equal in value to the amount of the fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated.

A futures contract sale creates an obligation by the seller to deliver the type of instrument called for in the contract in a specified delivery month for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchanges on which the futures contract was made. The fund may enter into futures contracts which are traded on national or foreign futures exchanges, and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the CFTC.

Although futures contracts by their terms call for actual delivery or acceptance of commodities or securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

Unlike when the fund purchases or sells a security, no price is paid or received by the fund upon the purchase or sale of a futures contract, although the fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. government securities. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market."

The fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of making such a move would be to reduce or eliminate the hedge position then currently held by the fund. The fund may close its positions by taking opposite positions which will operate to terminate the fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the fund, and the fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

OPTIONS ON FUTURES CONTRACTS. The fund will enter into written options on futures contracts only when, in compliance with the SEC's requirements, cash or liquid securities equal in value to the commodity value (less any applicable margin deposits) have been deposited in a segregated account. The fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. The fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

The fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. Successful use of futures contracts by the fund is subject to the Advisor's ability to predict correctly, movements in the direction of interest rates and other factors affecting securities markets.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution, by exchanges, of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a hedge position held by the fund, the fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

USE BY TAX-EXEMPT FUNDS OF INTEREST RATE AND U.S. TREASURY SECURITY FUTURES CONTRACTS AND OPTIONS. The funds investing in tax-exempt securities may purchase and sell futures contracts and related options on interest rate and U.S. Treasury securities when, in the opinion of the Advisor, price movements in these security futures and related options will correlate closely with price movements in the tax-exempt securities which are the subject of the hedge. Interest rate and U.S. Treasury securities futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of security called for in the contract at a specified date and price. Options on interest rate and U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.

In addition to the risks generally involved in using futures contracts, there is also a risk that price movements in interest rate and U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for tax-exempt securities.

INDEX FUTURES CONTRACTS. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The fund may also purchase and sell options on index futures contracts.

There are several risks in connection with the use by the fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. The Advisor will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the fund's portfolio securities sought to be hedged.

Successful use of index futures by the fund for hedging purposes is also subject to the Advisor's ability to predict correctly movements in the direction of the market. It is possible that, where the fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the fund's portfolio may decline. If this occurs, the fund would lose money on the futures and also experience a decline in the value of its portfolio securities. However, while this could occur to a certain degree, the Advisor believes that over time the value of the fund's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged. It is also possible that, if the fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the fund will lose part or all of the benefit of the increased values of those securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by the Advisor may still not result in a successful hedging transaction.

OPTIONS ON INDEX FUTURES. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

OPTIONS ON INDICES. As an alternative to purchasing call and put options on index futures, the fund may purchase call and put options on the underlying indices themselves. Such options could be used in a manner identical to the use of options on index futures.

FOREIGN CURRENCY TRANSACTIONS

The fund may engage in currency exchange transactions to protect against uncertainty in the level of future currency exchange rates.

The fund may engage in both "transaction hedging" and "position hedging." When it engages in transaction hedging, the fund enters into foreign currency transactions with respect to specific receivables or payables of the fund generally arising in connection with the purchase or sale of its portfolio securities. The fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the fund attempts to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

The fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. The fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

For transaction hedging purposes the fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. Over-the-counter options are considered to be illiquid by the SEC staff. A put option on a futures contract gives the fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the fund the right to purchase a currency at the exercise price until the expiration of the option.

When it engages in position hedging, the fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which the fund expects to purchase, when the fund holds cash or short-term investments). In connection with position hedging, the fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The fund may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the fund is obligated to deliver.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency.

CURRENCY FORWARD AND FUTURES CONTRACTS. Upon entering into such contracts, in compliance with the SEC's requirements, cash or liquid securities, equal in value to the amount of the fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated.

A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Currency futures contracts traded in the United States are designed and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

Forward currency contracts differ from currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, the fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the fund intends to purchase or sell currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin.

CURRENCY OPTIONS. In general, options on currencies operate similarly to options on securities and are subject to many similar risks. Currency options are traded primarily in the over-the-counter market, although options on currencies have recently been listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Currency Unit ("ECU"). The ECU is composed of amounts of a number of currencies, and is the official medium of exchange of the European Economic Community's European Monetary System.

The fund will only purchase or write currency options when the Advisor believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specified time. Currency options are affected by all of those factors which influence exchange rates and investments generally. To the extent that these options are traded over the counter, they are considered to be illiquid by the SEC staff.

The value of any currency, including the U.S. dollar, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of currencies (and therefore the values of currency options) may be significantly affected, fixed, or supported directly or indirectly by government actions. Government intervention may increase risks involved in purchasing or selling currency options, since exchange rates may not be free to fluctuate in respect to other market forces.

The value of a currency option reflects the value of an exchange rate, which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of currency options, investors may be disadvantaged by having to deal in an odd lot market for the underlying currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of currencies.

There is no systematic reporting of last sale information for currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

SETTLEMENT PROCEDURES. Settlement procedures relating to the fund's investments in foreign securities and to the fund's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the fund's domestic investments, including foreign currency risks and local custom and usage. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligations.

FOREIGN CURRENCY CONVERSION. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (spread) between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligation.

MUNICIPAL LEASE OBLIGATIONS

Although a municipal lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a municipal lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the municipal lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In addition, the tax treatment of such obligations in the event of non-appropriation is unclear.

Determinations concerning the liquidity and appropriate valuation of a municipal lease obligation, as with any other municipal security, are made based on all relevant factors. These factors include, among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

PARTICIPATION INTERESTS

The fund may invest in municipal obligations either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal obligations, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related municipal obligations will be exempt from federal income tax to the same extent as interest on such municipal obligations. The fund may also invest in tax-exempt obligations by purchasing from banks participation interests in all or part of specific holdings of municipal obligations. Such participations may be backed in whole or part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the fund in connection with the arrangement. The fund will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on municipal obligations in which it holds such participation interests is exempt from federal income tax.

STAND-BY COMMITMENTS

When the fund purchases municipal obligations, it may also acquire stand-by commitments from banks and broker-dealers with respect to such municipal obligations. A stand-by commitment is the equivalent of a put option acquired by the fund with respect to a particular municipal obligation held in its portfolio. A stand-by commitment is a security independent of the municipal obligation to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances relating to a change in market value, would be substantially the same as the value of the underlying municipal obligation. A stand-by commitment might not be transferable by the fund, although it could sell the underlying municipal obligation to a third party at any time.

The fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. However, if necessary and advisable, the fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the fund portfolio will not exceed 10% of the value of the fund's total assets calculated immediately after each stand-by commitment is acquired. The fund will enter into stand-by commitments only with banks and broker-dealers that, in the judgment of the Trust's Board of Trustees, present minimal credit risks.

INVERSE FLOATERS

Inverse floaters are derivative securities whose interest rates vary inversely to changes in short-term interest rates and whose values fluctuate inversely to changes in long-term interest rates. The value of certain inverse floaters will fluctuate substantially more in response to a given change in long-term rates than would a traditional debt security. These securities have investment characteristics similar to leverage, in that interest rate changes have a magnified effect on the value of inverse floaters.

RULE 144A SECURITIES

The fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A of the Securities Act of 1933 ("1933 Act"). That Rule permits certain qualified institutional buyers, such as the fund, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Advisor, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the fund's investment restriction on illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Advisor will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Advisor could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers,
(3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities will be monitored and, if as a result of changed conditions, it is determined by the Advisor that a Rule 144A security is no longer liquid, the fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the fund does not exceed its investment limit on illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

TAXES

In this section, all discussions of taxation at the shareholder and fund levels relate to federal taxes only. Consult your tax advisor for state, local and foreign tax considerations and for information about special tax considerations that may apply to shareholders that are not natural persons or not U.S. citizens or resident aliens.

FEDERAL TAXES. The fund (even if it is a fund in a Trust with multiple series) is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The fund has elected (or in the case of a new fund, intends to elect) to be, and intends to qualify to be treated each year as, a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the fund's gross income, the amount of its distributions (as a percentage of both its overall income and any tax-exempt income), and the composition of its portfolio assets. As a regulated investment company, the fund will not be subject to any federal income or excise taxes on its net investment income and net realized capital gains that it distributes to shareholders in accordance with the timing requirements imposed by the Code. The fund's foreign-source income, if any, may be subject to foreign withholding taxes. If the fund were to fail to qualify as a "regulated investment company" in any year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and fund distributions would generally be taxable as ordinary dividend income to the shareholders.

ALTERNATIVE MINIMUM TAX. Distributions derived from interest that is exempt from regular federal income tax may subject corporate shareholders to or increase their liability under the corporate alternative minimum tax (AMT). A portion of such distributions may constitute a tax preference item for individual shareholders and may subject them to or increase their liability under the AMT.

DIVIDENDS RECEIVED DEDUCTIONS. Distributions will qualify for the corporate dividends received deduction only to the extent that dividends earned by the fund qualify. Any such dividends are, however, includable in adjusted current earnings for purposes of computing corporate AMT. The dividends received deduction for eligible dividends is subject to a holding period requirement.

RETURN OF CAPITAL DISTRIBUTIONS. To the extent that a distribution is a return of capital for federal tax purposes, it reduces the cost basis of the shares on the record date and is similar to a partial return of the original investment (on which a sales charge may have been paid). There is no recognition of a gain or loss, however, unless the return of capital exceeds the cost basis in the shares.

FUNDS THAT INVEST IN U.S. GOVERNMENT SECURITIES. Many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by the fund from direct obligations of the U.S. government. Investments in mortgage-backed securities (including GNMA, FNMA and FHLMC Securities) and repurchase agreements collateralized by U.S. government securities do not qualify as direct federal obligations in most states. Shareholders should consult with their own tax advisors about the applicability of state and local intangible property, income or other taxes to their fund shares and distributions and redemption proceeds received from the fund.

FUND DISTRIBUTIONS. Distributions from the fund (other than exempt-interest dividends, as discussed below) will be taxable to shareholders as ordinary income to the extent derived from the fund's investment income and net short-term gains. Distributions of long-term capital gains (that is, the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year) will be taxable to shareholders as such, regardless of how long a shareholder has held shares in the fund. In general, any distributions of net capital gains will be taxed to shareholders who are individuals at a maximum rate of 20%.

Distributions will be taxed as described above whether received in cash or in fund shares. Dividends and distributions on a fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a fund's net asset value also reflects unrealized losses.

DISTRIBUTIONS FROM TAX-EXEMPT FUNDS. Each tax-exempt fund will have at least 50% of its total assets invested in tax-exempt bonds at the end of each quarter so that dividends from net interest income on tax-exempt bonds will be exempt from federal income tax when received by a shareholder. The tax-exempt portion of dividends paid will be designated within 60 days after year-end based upon the ratio of net tax-exempt income to total net investment income earned during the year. That ratio may be substantially different from the ratio of net tax-exempt income to total net investment income earned during any particular portion of the year. Thus, a shareholder who holds shares for only a part of the year may be allocated more or less tax-exempt dividends than would be the case if the allocation were based on the ratio of net tax-exempt income to total net investment income actually earned while a shareholder.

The Tax Reform Act of 1986 makes income from certain "private activity bonds" issued after August 7, 1986, a tax preference item for the AMT at the maximum rate of 28% for individuals and 20% for corporations. If the fund invests in private activity bonds, shareholders may be subject to the AMT on that part of the distributions derived from interest income on such bonds. Other provisions of the Tax Reform Act affect the tax treatment of distributions for corporations, casualty insurance companies and financial institutions; interest on all tax-exempt bonds is included in corporate adjusted current earnings when computing the AMT applicable to corporations. Seventy-five percent of the excess of adjusted current earnings over the amount of income otherwise subject to the AMT is included in a corporation's alternative minimum taxable income.

Dividends derived from any investments other than tax-exempt bonds and any distributions of short-term capital gains are taxable to shareholders as ordinary income. Any distributions of long-term capital gains will in general be taxable to shareholders as long-term capital gains (generally subject to a maximum 20% tax rate for shareholders who are individuals) regardless of the length of time fund shares are held.

A tax-exempt fund may at times purchase tax-exempt securities at a discount and some or all of this discount may be included in the fund's ordinary income which will be taxable when distributed. Any market discount recognized on a tax-exempt bond purchased after April 30, 1993, with a term at time of issue of one year or more is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below its "stated redemption price" (in the case of a bond with original issue discount, its "revised issue price").

Shareholders receiving social security and certain retirement benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income, including tax-exempt dividends from the fund.

SPECIAL TAX RULES APPLICABLE TO TAX-EXEMPT FUNDS. Income distributions to shareholders who are substantial users or related persons of substantial users of facilities financed by industrial revenue bonds may not be excludable from their gross income if such income is derived from such bonds. Income derived from the fund's investments other than tax-exempt instruments may give rise to taxable income. The fund's shares must be held for more than six months in order to avoid the disallowance of a capital loss on the sale of fund shares to the extent of tax-exempt dividends paid during that period. A shareholder who borrows money to purchase the fund's shares will not be able to deduct the interest paid with respect to such borrowed money.

SALES OF SHARES. The sale, exchange or redemption of fund shares may give rise to a gain or loss. In general, any gain realized upon a taxable disposition of shares generally will be treated as long-term capital gain if the shares have been held for more than 12 months. Otherwise the gain on the sale, exchange or redemption of fund shares will be treated as short-term capital gain. In general, any loss realized upon a taxable disposition of shares will be treated as long-term loss if the shares have been held more than 12 months, and otherwise as short-term loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

BACKUP WITHHOLDING. Certain distributions and redemptions may be subject to a 30% backup withholding unless a taxpayer identification number and certification that the shareholder is not subject to the withholding is provided to the fund. This number and form may be provided by either a Form W-9 or the accompanying application. In certain instances, LFS may be notified by the Internal Revenue Service that a shareholder is subject to backup withholding.

EXCISE TAX. To the extent that the fund does not annually distribute substantially all taxable income and realized gains, it is subject to an excise tax. The Advisor intends to avoid this tax except when the cost of processing the distribution is greater than the tax.

TAX ACCOUNTING PRINCIPLES. To qualify as a "regulated investment company," the fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any issuer (other than U.S. government securities); and (c) distribute at least 90% of both its ordinary income (inclusive of net short-term capital gains) and its tax-exempt interest income earned each year.

HEDGING TRANSACTIONS. If the fund engages in hedging transactions, including hedging transactions in options, futures contracts and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the fund, defer losses to the fund, cause adjustments in the holding periods of the fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the fund and its shareholders.

SECURITIES ISSUED AT A DISCOUNT. The fund's investment in debt securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the fund to accrue and distribute income not yet received. In such cases, the fund may be required to sell assets (possibly at a time when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the fund level.

FOREIGN CURRENCY-DENOMINATED SECURITIES AND RELATED HEDGING TRANSACTIONS. The fund's transactions in foreign currencies, foreign currency-denominated debt securities, certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

If more than 50% of the fund's total assets at the end of its fiscal year are invested in stock or securities of foreign corporate issuers, the fund may make an election permitting its shareholders to take a deduction or credit for federal tax purposes for their portion of certain qualified foreign taxes paid by the fund. The Advisor will consider the value of the benefit to a typical shareholder, the cost to the fund of compliance with the election, and incidental costs to shareholders in deciding whether to make the election. A shareholder's ability to claim such a foreign tax credit will be subject to certain limitations imposed by the Code, including a holding period requirement, as a result of which a shareholder may not get a full credit for the amount of foreign taxes so paid by the fund. Shareholders who do not itemize on their federal income tax returns may claim a credit (but not a deduction) for such foreign taxes.

Investment by the fund in certain "passive foreign investment companies" could subject the fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to fund shareholders. However, the fund may be able to elect to treat a passive foreign investment company as a "qualified electing fund," in which case the fund will be required to include its share of the company's income and net capital gain annually, regardless of whether it receives any distribution from the company. Alternatively, the fund may make an election to mark the gains (and, to a limited extent, losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those passive foreign investment companies on the last day of the fund's taxable year. Such gains and losses are treated as ordinary income and loss. The qualified electing fund and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the fund to avoid taxation. Making either of these elections therefore may require a fund to liquidate other investments (including when it is not advantageous to do so) in order to meet its distribution requirement, which also may accelerate the recognition of gain and affect a fund's total return.

MANAGEMENT OF THE FUNDS (IN THIS SECTION, AND THE FOLLOWING SECTIONS ENTITLED "TRUSTEES AND OFFICERS," "THE MANAGEMENT AGREEMENT," "ADMINISTRATION AGREEMENT," "THE PRICING AND BOOKKEEPING AGREEMENT," "PORTFOLIO TRANSACTIONS," "INVESTMENT DECISIONS," AND "BROKERAGE AND RESEARCH SERVICES," THE "ADVISOR" REFERS TO COLONIAL MANAGEMENT ASSOCIATES, INC.)

The Advisor is the investment advisor to each of the funds (except for Liberty Money Market Fund, Liberty Municipal Money Market Fund, Liberty Newport Global Equity Fund, Liberty Tax-Managed Value Fund, Liberty Newport Tiger Fund, Liberty Newport Japan Opportunities Fund, Liberty Newport Greater China Fund, Liberty Newport Europe Fund Liberty Newport International Equity Fund and Liberty Newport Asia Pacific Fund - see Part I of each Fund's respective SAI for a description of the investment advisor). The Advisor is a subsidiary of Liberty Funds Group LLC (LFG), One Financial Center, Boston, MA 02111, which in turn is a wholly owned subsidiary of Columbia Management Group, Inc., which in turn is a wholly owned subsidiary of Fleet National Bank, a national banking association, which in turn is a wholly owned subsidiary of FleetBoston Financial Corporation, a U.S. financial holding company. Each of FleetBoston Financial Corporation, Fleet National Bank and Columbia Management Group, Inc. is located at 100 Federal Street, Boston, MA 02110.

TRUSTEES AND OFFICERS (THIS SECTION APPLIES TO ALL OF THE FUNDS)

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Liberty Funds, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each of the Liberty Funds.

                                                                                                  Number of
                                              Year First                                        Portfolios in
                                Position      Elected or                                        Fund Complex
      Name, Address           with Liberty   Appointed to      Principal Occupation(s)            Overseen      Other Directorships
         And Age                 Funds          Office         During Past Five Years            By Trustee     Held
      -------------           ------------   ------------      ----------------------           -------------   -------------------
DISINTERESTED TRUSTEES
Douglas A. Hacker (Age 46)      Trustee          2000       President of UAL Loyalty Services        103        None
P.O. Box 66100                                              and Executive Vice President of
Chicago, IL 60666                                           United Airlines (airline) since
                                                            September, 2001 (formerly
                                                            Executive Vice President from
                                                            July, 1999 to September, 2001);
                                                            Chief Financial Officer of United
                                                            Airlines since July, 1999; Senior
                                                            Vice President and Chief Financial
                                                            Officer of UAL, Inc. prior
                                                            thereto.

Janet Langford Kelly (Age 44)   Trustee          2000       Executive Vice President-Corporate       103        None
One Kellogg Square                                          Development and Administration,
Battle Creek, MI 49016                                      General Counsel and Secretary,
                                                            Kellogg Company (food
                                                            manufacturer), since September,
                                                            1999; Senior Vice President,
                                                            Secretary and General Counsel,
                                                            Sara Lee Corporation (branded,
                                                            packaged, consumer-products
                                                            manufacturer) prior thereto.

Richard W. Lowry (Age 65)       Trustee          1995       Private Investor since August,           105        None
10701 Charleston Drive                                      1987 (formerly Chairman and Chief
Vero Beach, FL 32963                                        Executive Officer, U.S. Plywood
                                                            Corporation (building products
                                                            manufacturer)).

Salvatore Macera (Age 70)       Trustee          1998       Private Investor since 1981              103        None
26 Little Neck Lane                                         (formerly Executive Vice President
New Seabury, MA  02649                                      and Director of Itek Corporation
                                                            (electronics) from 1975 to 1981).

                                                                                                  Number of
                                              Year First                                        Portfolios in
                                Position      Elected or                                        Fund Complex
      Name, Address           with Liberty   Appointed to      Principal Occupation(s)            Overseen      Other Directorships
         And Age                 Funds          Office         During Past Five Years            By Trustee     Held
      -------------           ------------   ------------      ----------------------           -------------   -------------------
Charles R. Nelson (Age 59)      Trustee          2000       Van Voorhis Professor, Department        103        None
Department of Economics                                     of Economics, University of
University of Washington                                    Washington since January, 1976;
Seattle, WA 98195                                           consultant on econometric and
                                                            statistical matters.

John J. Neuhauser (Age 58)      Trustee          1985       Academic Vice President and Dean         105        Saucony, Inc.
84 College Road                                             of Faculties since August, 1999,                    (athletic footwear);
Chestnut Hill, MA 02467-3838                                Boston College (formerly Dean,                      SkillSoft Corp.
                                                            Boston College School of
                                                            Management from September, 1977 to
                                                            September, 1999).

Thomas E. Stitzel (Age 66)      Trustee          1998       Business Consultant since 1999           103        None
2208 Tawny Woods Place                                      (formerly Professor of Finance
Boise, ID  83706                                            from 1975 to 1999 and Dean from
                                                            1977 to 1991, College of Business,
                                                            Boise State University); Chartered
                                                            Financial Analyst.

                                                                                                  Number of
                                              Year First                                        Portfolios in
                                Position      Elected or                                        Fund Complex
      Name, Address           with Liberty   Appointed to      Principal Occupation(s)            Overseen      Other Directorships
         And Age                 Funds          Office         During Past Five Years            By Trustee     Held
      -------------           ------------   ------------      ----------------------           -------------   -------------------
DISINTERESTED TRUSTEES
Thomas C. Theobald (Age 64)     Trustee          2000       Managing Director, William Blair         103        Xerox Corporation
Suite 1300                                                  Capital Partners (private equity                    (business products
222 West Adams Street                                       investing) since September, 1994                    and services),
Chicago, IL 60606                                           (formerly Chief Executive Officer                   Anixter
                                                            and Chairman of the Board of                        International
                                                            Directors, Continental Bank                         (network support
                                                            Corporation).                                       equipment
                                                                                                                distributor), Jones
                                                                                                                Lang LaSalle (real
                                                                                                                estate management
                                                                                                                services) and MONY
                                                                                                                Group (life
                                                                                                                insurance).

Anne-Lee Verville (Age 56)      Trustee          1998       Author and speaker on educational        103        Chairman of the
359 Stickney Hill Road                                      systems needs (formerly General                     Board of Directors,
Hopkinton, NH  03229                                        Manager, Global Education Industry                  Enesco Group, Inc.
                                                            from 1994 to 1997, and President,                   (designer, importer
                                                            Applications Solutions Division                     and distributor of
                                                            from 1991 to 1994, IBM Corporation                  giftware and
                                                            (global education and global                        collectibles).
                                                            applications)).

                                                                                                  Number of
                                              Year First                                        Portfolios in
                                Position      Elected or                                        Fund Complex
      Name, Address           with Liberty   Appointed to      Principal Occupation(s)            Overseen      Other Directorships
         And Age                 Funds          Office         During Past Five Years            By Trustee     Held
      -------------           ------------   ------------      ----------------------           -------------   -------------------

INTERESTED TRUSTEES
William E. Mayer* (Age 61)      Trustee          1994       Managing Partner, Park Avenue            105        Lee Enterprises
399 Park Avenue                                             Equity Partners (private equity                     (print and on-line
Suite 3204                                                  fund) since February, 1999                          media), WR Hambrecht
New York, NY 10022                                          (formerly Founding Partner,                         + Co. (financial
                                                            Development Capital LLC from                        service
                                                            November 1996 to February, 1999;                    provider) First
                                                            Dean and Professor, College of                      Health (healthcare)
                                                            Business and Management,                            and Systech Retail
                                                            University of Maryland from                         Systems (retail
                                                            October, 1992 to November, 1996).                   industry technology
                                                                                                                provider)

Joseph R. Palombo* (Age 48)     Trustee and      2000       Chief Operating Officer of               103        None
One Financial Center            Chairman of                 Columbia Management Group, Inc.
Boston, MA 02111                the Board                   (Columbia Management Group) since
                                                            November, 2001; formerly Chief
                                                            Operations Officer of Mutual
                                                            Funds, Liberty Financial
                                                            Companies, Inc. from August, 2000
                                                            to November, 2001; Executive Vice
                                                            President of Stein Roe & Farnham
                                                            Incorporated (Stein Roe) since
                                                            April, 1999; Executive Vice
                                                            President and Director of the
                                                            Advisor since April, 1999;
                                                            Executive Vice President and Chief
                                                            Administrative Officer of Liberty
                                                            Funds Group, LLC ("LFG") since
                                                            April, 1999; Director of Stein Roe
                                                            since September, 2000; Trustee and
                                                            Chairman of the Board of the Stein
                                                            Roe Mutual Funds since October,
                                                            2000; Manager of Stein Roe
                                                            Floating Rate Limited Liability
                                                            Company since October, 2000
                                                            (formerly Vice President of the
                                                            Liberty Funds from April, 1999 to
                                                            August, 2000; Chief Operating
                                                            Officer and Chief Compliance
                                                            Officer, Putnam Mutual Funds from
                                                            December, 1993 to March, 1999).

* Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 ("1940 Act")) by reason of his affiliation with WR Hambrecht + Co. Mr. Palombo is an interested person as an employee of an affiliate of the Advisor.

                                                    Year First
                                     Position       Elected or
        Name, Address              With Liberty    Appointed to           Principal Occupation(s)
           And Age                    Funds          Office               During Past Five Years
        -------------              ------------    ------------           -----------------------
OFFICERS
Keith T. Banks (Age 46)               President       2001        President of the Liberty Funds since November, 2001; Chief
Columbia Management Group, Inc.                                   Investment Officer and Chief Executive Officer of Columbia
590 Madison Avenue, 36th Floor                                    Management Group since August, 2000 (formerly Managing Director
Mail Stop NY EH 30636A                                            and Head of U.S. Equity, J.P. Morgan Investment Management from
New York, NY  10022                                               November, 1996 to August, 2000).

Vicki L. Benjamin (Age 40)            Chief           2001        Controller of the Liberty Funds and Liberty All-Star Funds since
One Financial Center                  Accounting                  May, 2002; Chief Accounting Officer of the Liberty Funds and
Boston, MA 02111                      Officer and                 Liberty All-Star Funds since June, 2001; Vice President of LFG
                                      Controller                  since April, 2001 (formerly Vice President, Corporate Audit, State
                                                                  Street Bank and Trust Company from May, 1998 to April, 2001; Audit
                                                                  Manager from July, 1994 to June, 1997; Senior Audit Manager from
                                                                  July, 1997 to May, 1998, Coopers & Lybrand, LLP).

J. Kevin Connaughton (Age 37)         Treasurer       2000        Treasurer of the Liberty Funds and of the Liberty All-Star Funds
One Financial Center                                              since December, 2000 (formerly Controller of the Liberty Funds and
Boston, MA 02111                                                  of the Liberty All-Star Funds from February, 1998 to October,
                                                                  2000); Treasurer of the Stein Roe Funds since February, 2001
                                                                  (formerly Controller from May, 2000 to February, 2001); Senior
                                                                  Vice President of LFG since January, 2001 (formerly Vice President from April, 2000 to January, 2001; Vice President of the Advisor
                                                                  from February, 1998 to October, 2000; Senior Tax Manager, Coopers
                                                                  & Lybrand, LLP from April, 1996 to January, 1998).

                                                    Year First
                                     Position       Elected or
        Name, Address              With Liberty    Appointed to           Principal Occupation(s)
           And Age                    Funds          Office               During Past Five Years
        -------------              ------------    ------------           -----------------------
OFFICERS

Jean S. Loewenberg (Age 56)           SECRETARY        2002       Secretary of the Liberty Funds and of the Liberty All-Star Funds
One Financial Center                                              since February, 2002; Senior Vice President and Group Senior
Boston, MA 02111                                                  Counsel, FleetBoston Financial Corporation since November, 1996.

Trustee Positions

As of December 31, 2001, no disinterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of FleetBoston Financial, the Advisor, another investment advisor, sub-advisor or portfolio manager of any of the Liberty Funds or any person controlling, controlled by or under common control with any such entity.

Approving the Investment Advisory Contract

In determining to approve the most recent annual extension of the Fund's management agreement, the Trustees met over the course of the year with the relevant investment advisory personnel from the Advisor and considered information provided by the Advisor relating to the education, experience and number of investment professionals and other personnel providing services under that agreement. See "Managing the Fund" in the Fund's Prospectus and "Trustees and Officers" in this SAI. The Trustees also took into account the time and attention devoted by senior management to the Fund and the other funds in the complex. The Trustees evaluated the level of skill required to manage the Fund and concluded that the human resources devoted by the Advisor to the Fund were appropriate to fulfill effectively the Advisor's duties under the agreement. The Trustees also considered the business reputation of the Advisor and its financial resources, and concluded that the Advisor would be able to meet any reasonably foreseeable obligations under the agreement.

The Trustees received information concerning the investment philosophy and investment process applied by the Advisor in managing the Fund. See "Principal Investment Strategies" and "Principal Investment Risks" in the Fund's Prospectus. In this connection, the Trustees considered the Advisor's in-house research capabilities as well as other resources available to the Advisor's personnel, including research services available to the Advisor as a result of securities transactions effected for the Fund and other investment advisory clients. The Trustees concluded that the Advisor's investment process, research capabilities and philosophy were well suited to the Fund, given the Fund's investment objectives and policies.

The Trustees considered the scope of the services provided by the Advisor to the Fund under the agreement relative to services provided by third parties to other mutual funds. See "Fund Charges and Expenses" and "Management of the Funds - The Management Agreement". The Trustees concluded that the scope of the Advisor's services to the Fund was consistent with the Fund's operational requirements, including, in addition to its investment objective, compliance with the Fund's investment restrictions, tax and reporting requirements and related shareholder services.

The Trustees considered the quality of the services provided by the Advisor to the Fund. The Trustees evaluated the Advisor's record with respect to regulatory compliance and compliance with the investment policies of the Fund. The Trustees also evaluated the procedures of the Advisor designed to fulfill the Advisor's fiduciary duty to the Fund with respect to possible conflicts of interest, including the Advisor's code of ethics (regulating the personal trading of its officers and employees) (see "Management of the Funds - Code of Ethics"), the procedures by which the Advisor allocates trades among its various investment advisory clients and the record of the Advisor in these matters. The Trustees also received information concerning standards of the Advisor with respect to the execution of portfolio transactions. See "Management of the Funds - Portfolio Transactions."

The Trustees considered the Advisor's management of non-advisory services provided by persons other than the Advisor by reference, among other things, to the Fund's total expenses and the reputation of the Fund's other service providers. See "Your Expenses" in the Fund's Prospectus. The Trustees also considered information provided by third parties relating to the Fund's investment performance relative to its performance benchmark(s), relative to other similar funds managed by the Advisor and relative to funds managed similarly by other Advisors. The Trustees reviewed performance over various periods, including the Fund's one, five and ten year calendar year periods and/or the life of the Fund, as applicable (See "Performance History" in the Fund's Prospectus), as well as factors identified by the Advisor as contributing to the Fund's performance. See the Fund's most recent annual and semi-annual reports. The Trustees concluded that the scope and quality of the Advisor's services was sufficient to merit reapproval of the agreement for another year.

In reaching that conclusion, the Trustees also gave substantial consideration to the fees payable under the agreement. The Trustees reviewed information concerning fees paid to investment Advisors of similarly-managed funds. The Trustees also considered the fees of the Fund as a percentage of assets at different asset levels and possible economies of scale to the Advisor. The Trustees evaluated the Advisor's profitability with respect to the Fund, concluding that such profitability appeared to be generally consistent with levels of profitability that had been determined by courts to be "not excessive." For these purposes, the Trustees took into account not only the actual dollar amount of fees paid by the Fund directly to the Advisor, but also so-called "fallout benefits" to the Advisor such as reputational value derived from serving as investment Advisor to the Fund and the research services available to the Advisor by reason of brokerage commissions generated by the Fund's turnover. In evaluating the Fund's advisory fees, the Trustees also took into account the complexity of investment management for the Fund relative to other types of funds. Based on challenges associated with less readily available market information about foreign issuers and smaller capitalization companies, limited liquidity of certain securities, and the specialization required for focused funds, the Trustees concluded that generally greater research intensity and trading acumen is required for equity funds, and for international or global funds, as compared to funds investing, respectively, in debt obligations or in U.S. issuers. Similarly, the Trustees concluded that, generally, small capitalization equity funds and focused funds including state specific municipal funds, require greater intensity of research and trading acumen than larger capitalization or more diversified funds. See "The Fund" in the Fund's Prospectus.

Based on the foregoing, the Trustees concluded that the fees to be paid the Advisor under the advisory agreement were fair and reasonable, given the scope and quality of the services rendered by the Advisor.

GENERAL

Messrs. Lowry, Mayer and Neuhauser are also Trustees of the Liberty All-Star Funds.

The Trustees serve as trustees of all funds for which each Trustee (except Mr. Palombo) will receive an annual retainer of $45,000 and attendance fees of $8,000 for each regular joint meeting and $1,000 for each special joint meeting. Committee chairs receive an annual retainer of $5,000 and Committee chairs receive $1,000 for each special meeting attended on a day other than a regular joint meeting day. Committee members receive an annual retainer of $1,000 and $1,000 for each special meeting attended on a day other than a regular joint meeting day. Two-thirds of the Trustee fees are allocated among the funds based on each fund's relative net assets and one-third of the fees is divided equally among the funds.

The Advisor and/or its affiliate, Colonial Advisory Services, Inc. (CASI), has rendered investment advisory services to investment company, institutional and other clients since 1931. The Advisor currently serves as investment advisor or administrator for 63 open-end and 9 closed-end management investment company portfolios. Trustees and officers of the Trust, who are also officers of the Advisor or its affiliates, will benefit from the advisory fees, sales commissions and agency fees paid or allowed by the Trust.

The Agreement and Declaration of Trust (Declaration) of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust but that such indemnification will not relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

The Trustees have the authority to convert the funds into a master fund/feeder fund structure. Under this structure, a fund may invest all or a portion of its investable assets in investment companies with substantially the same investment goals, policies and restrictions as the fund. The primary reason to use the master fund/feeder fund structure is to provide a mechanism to pool, in a single master fund, investments of different investor classes, resulting in a larger portfolio, investment and administrative efficiencies and economies of scale.

THE MANAGEMENT AGREEMENT (THIS SECTION DOES NOT APPLY TO LIBERTY MONEY MARKET FUND, LIBERTY MUNICIPAL MONEY MARKET FUND, LIBERTY NEWPORT GLOBAL EQUITY FUND, LIBERTY TAX-MANAGED VALUE FUND, LIBERTY NEWPORT TIGER FUND, LIBERTY NEWPORT JAPAN OPPORTUNITIES FUND, LIBERTY NEWPORT GREATER CHINA FUND, LIBERTY NEWPORT INTERNATIONAL EQUITY FUND, LIBERTY NEWPORT EUROPE FUND OR LIBERTY NEWPORT ASIA PACIFIC FUND)

Under a Management Agreement (Agreement), the Advisor has contracted to furnish each fund with investment research and recommendations or fund management, respectively, and accounting and administrative personnel and services, and with office space, equipment and other facilities. For these services and facilities, each fund pays a monthly fee based on the average of the daily closing value of the total net assets of each fund for such month. Under the Agreement, any liability of the Advisor to the Trust, a fund and/or its shareholders is limited to situations involving the Advisor's own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.

The Agreement may be terminated with respect to the fund at any time on 60 days' written notice by the Advisor or by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the fund. The Agreement will automatically terminate upon any assignment thereof and shall continue in effect from year to year only so long as such continuance is approved at least annually
(i) by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the fund and (ii) by vote of a majority of the Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval.

The Advisor pays all salaries of officers of the Trust. The Trust pays all expenses not assumed by the Advisor including, but not limited to, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The Trust pays the cost of printing and mailing any Prospectuses sent to shareholders. LFD pays the cost of printing and distributing all other Prospectuses.

ADMINISTRATION AGREEMENT (THIS SECTION APPLIES ONLY TO LIBERTY MONEY MARKET FUND, LIBERTY MUNICIPAL MONEY MARKET FUND, LIBERTY NEWPORT GLOBAL EQUITY FUND, LIBERTY TAX-MANAGED VALUE FUND, LIBERTY NEWPORT TIGER FUND, LIBERTY NEWPORT JAPAN OPPORTUNITIES FUND, LIBERTY NEWPORT GREATER CHINA FUND, LIBERTY NEWPORT EUROPE FUND AND LIBERTY NEWPORT ASIA PACIFIC FUND AND THEIR RESPECTIVE TRUSTS).

Under an Administration Agreement with each fund named above, the Advisor, in its capacity as the Administrator to each fund, has contracted to perform the following administrative services:

        (a)   providing office space, equipment and clerical personnel;

        (b) arranging, if desired by the respective Trust, for its directors, officers and employees to serve as Trustees, officers or agents of each fund;

        (c) preparing and, if applicable, filing all documents required for compliance by each fund with applicable laws and regulations;

        (d) preparation of agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders;

        (e) coordinating and overseeing the activities of each fund's other third-party service providers; and

        (f)   maintaining certain books and records of each fund.

With respect to Liberty Money Market Fund and Liberty Municipal Money Market Fund, the Administration Agreement for these funds provides for the following services in addition to the services referenced above:

        (g) Monitoring compliance by the fund with Rule 2a-7 under the 1940 Act and reporting to the Trustees from time to time with respect thereto; and

        (h)   Monitoring the investments and operations of the following
              Portfolios: SR&F Municipal Money Market Portfolio (Municipal Money Market Portfolio) in which Liberty Municipal Money Market Fund is invested; and SR&F Cash Reserves Portfolio in which Liberty Money Market Fund is invested.


The Advisor is paid a monthly fee at the annual rate of average daily net assets set forth in Part 1 of this SAI.

THE PRICING AND BOOKKEEPING AGREEMENT
The Advisor/Administrator is responsible for providing accounting and bookkeeping services to each fund pursuant to a pricing and bookkeeping agreement. Under a separate agreement (Outsourcing Agreement), the Advisor/Administrator has delegated those functions to State Street Bank and Trust Company (State Street). The Advisor/Administrator pays fees to State Street under the Outsourcing Agreement.

Under a pricing and bookkeeping agreement with each fund, the Advisor/Administrator receives from each fund a monthly fee consisting of a flat fee plus an asset-based fee, as follows:

o from each fund that is a stand-alone fund or a master fund in a master fund/feeder fund structure, an annual flat fee of $10,000, paid monthly;

o from each fund that is a feeder fund in a master fund/feeder fund structure, an annual flat fee of $5,000, paid monthly; and

o in any month that a fund has average net assets of more than $50 million, a monthly fee equal to the percentage of the average net assets of the fund for that month that is determined by the following formula:

       [(number of stand-alone funds and master funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement x $105,000) + (number of feeder funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement x $12,000) - (annual flat fees payable by each fund for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement )] / (average monthly net assets of all stand-alone funds and feeder funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement with average monthly net assets of more than $50 million in that month)

Each fund reimburses the Advisor/Administrator for all out-of-pocket expenses and charges, including fees payable to third parties (other than State Street) for providing pricing data.


PORTFOLIO TRANSACTIONS
THE FOLLOWING SECTIONS ENTITLED "INVESTMENT DECISIONS" AND "BROKERAGE AND RESEARCH SERVICES" DO NOT APPLY TO LIBERTY MONEY MARKET FUND, LIBERTY MUNICIPAL MONEY MARKET FUND, LIBERTY TAX-MANAGED VALUE FUND AND LIBERTY NEWPORT GLOBAL EQUITY FUND. FOR EACH OF THESE FUNDS, SEE PART 1 OF ITS RESPECTIVE SAI. THE ADVISOR OF LIBERTY NEWPORT TIGER FUND, LIBERTY NEWPORT INTERNATIONAL EQUITY FUND, LIBERTY NEWPORT JAPAN OPPORTUNITIES FUND, LIBERTY NEWPORT GREATER CHINA FUND, LIBERTY NEWPORT EUROPE FUND AND LIBERTY NEWPORT ASIA PACIFIC FUND FOLLOWS THE SAME PROCEDURES AS THOSE SET FORTH UNDER "BROKERAGE AND RESEARCH SERVICES."

INVESTMENT DECISIONS. The Advisor acts as investment advisor to each of the funds (except for the Liberty Money Market Fund, Liberty Municipal Money Market Fund, Liberty Newport Global Equity Fund, Liberty Tax-Managed Value Fund, Liberty Newport Tiger Fund, Liberty Newport International Equity Fund, Liberty Newport Japan Opportunities Fund, Liberty Newport Greater China Fund, Liberty Newport Europe Fund and Liberty Newport Asia Pacific Fund each of which is administered by the Advisor. The Advisor's affiliate, CASI, advises other institutional, corporate, fiduciary and individual clients for which CASI performs various services. Various officers and Trustees of the Trust also serve as officers or Trustees of other funds and the other corporate or fiduciary clients of the Advisor. The funds and clients advised by the Advisor or the funds administered by the Advisor sometimes invest in securities in which the fund also invests and sometimes engage in covered option writing programs and enter into transactions utilizing stock index options and stock index and financial futures and related options ("other instruments"). If the fund, such other funds and such other clients desire to buy or sell the same portfolio securities, options or other instruments at about the same time, the purchases and sales are normally made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each. Although in some cases these practices could have a detrimental effect on the price or volume of the securities, options or other instruments as far as the fund is concerned, in most cases it is believed that these practices should produce better executions. It is the opinion of the Trustees that the desirability of retaining the Advisor as investment advisor to the funds outweighs the disadvantages, if any, which might result from these practices.

The portfolio managers of Liberty Newport Global Equity Fund, a series of Liberty Funds Trust IV, will use the trading facilities of Stein Roe, an affiliate of the Advisor, to place all orders for the purchase and sale of this fund's portfolio securities, futures contracts and foreign currencies.

BROKERAGE AND RESEARCH SERVICES. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking "best execution" (as defined below) and such other policies as the Trustees may determine, the Advisor may consider sales of shares of the funds as a factor in the selection of broker-dealers to execute securities transactions for a fund.

The Advisor places the transactions of the funds with broker-dealers selected by the Advisor and, if applicable, negotiates commissions. Broker-dealers may receive brokerage commissions on portfolio transactions, including the purchase and writing of options, the effecting of closing purchase and sale transactions, and the purchase and sale of underlying securities upon the exercise of options and the purchase or sale of other instruments. The funds from time to time also execute portfolio transactions with such broker-dealers acting as principals. The funds do not intend to deal exclusively with any particular broker-dealer or group of broker-dealers.

It is the Advisor's policy generally to seek best execution, which is to place the funds' transactions where the funds can obtain the most favorable combination of price and execution services in particular transactions or provided on a continuing basis by a broker-dealer, and to deal directly with a principal market maker in connection with over-the-counter transactions, except when it is believed that best execution is obtainable elsewhere. In evaluating the execution services of, including the overall reasonableness of brokerage commissions paid to, a broker-dealer, consideration is given to, among other things, the firm's general execution and operational capabilities, and to its reliability, integrity and financial condition.

Securities transactions of the funds may be executed by broker-dealers who also provide research services (as defined below) to the Advisor and the funds. The Advisor may use all, some or none of such research services in providing investment advisory services to each of its investment company and other clients, including the fund. To the extent that such services are used by the Advisor, they tend to reduce the Advisor's expenses. In the Advisor's opinion, it is impossible to assign an exact dollar value for such services.

The Trustees have authorized the Advisor to cause the Funds to pay a broker-dealer which provides brokerage and research services to the Advisor an amount of commission for effecting a securities transaction, including the sale of an option or a closing purchase transaction, for the funds in excess of the amount of commission which another broker-dealer would have charged for effecting that transaction. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends and portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The Advisor must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or the Advisor's overall responsibilities to the funds and all its other clients.

The Trustees have authorized the Advisor to utilize the services of a clearing agent with respect to all call options written by funds that write options and to pay such clearing agent commissions of a fixed amount per share (currently
1.25 cents) on the sale of the underlying security upon the exercise of an option written by a fund.

The Advisor may use the services of Quick & Reilly, Inc., Robertson Stephens, Inc. or Fleet Securities, Inc., each an affiliate of the Advisor, when buying or selling securities for a fund's portfolio pursuant to procedures adopted by the Trustees and 1940 Act Rule 17e-1. Under the Rule, the Advisor must ensure that commissions a Fund pays to affiliates of the Advisor on portfolio transactions are reasonable and fair compared to commissions received by other broker-dealers in connection with comparable transactions involving similar securities being bought or sold at about the same time. The Advisor will report quarterly to the Trustees on all securities transactions placed through affiliates of the Advisor so that the Trustees may consider whether such trades complied with these procedures and the Rule.

PRINCIPAL UNDERWRITER
LFD is the principal underwriter of the Trust's shares. LFD has no obligation to buy the funds' shares, and purchases the funds' shares only upon receipt of orders from authorized FSFs or investors.

INVESTOR SERVICING AND TRANSFER AGENT
LFS is the Trust's investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees which are paid monthly by the Trust. The fee paid to LFS is based on the average daily net assets of each fund plus reimbursement for certain out-of-pocket expenses. SEE "FUND CHARGES AND EXPENSES" IN PART 1 OF THIS SAI FOR INFORMATION ON FEES RECEIVED BY LFS. The agreement continues indefinitely but may be terminated by 90 days' notice by the fund to LFS or generally by 6 months' notice by LFS to the fund. The agreement limits the liability of LFS to the fund for loss or damage incurred by the fund to situations involving a failure of LFS to use reasonable care or to act in good faith in performing its duties under the agreement. It also provides that the fund will indemnify LFS against, among other things, loss or damage incurred by LFS on account of any claim, demand, action or suit made on or against LFS not resulting from LFS's bad faith or negligence and arising out of, or in connection with, its duties under the agreement.

CODE OF ETHICS
The funds, the Advisor, and LFD have adopted Codes of Ethics pursuant to the requirements of the Act. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the funds. These Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room and may be obtained by calling the SEC at 1-202-942-8090. These Codes are also available on the EDGAR Database on the SEC's internet web site at http://www.sec.gov, and may also be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

DETERMINATION OF NET ASSET VALUE
Each fund determines net asset value (NAV) per share for each class as of the close of the New York Stock Exchange (Exchange) (generally 4:00 p.m. Eastern time) each day the Exchange is open, except that certain classes of assets, such as index futures, for which the market close occurs shortly after the close of regular trading on the Exchange will be priced at the closing time of the market on which they trade. Currently, the Exchange is closed Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Funds with portfolio securities which are primarily listed on foreign exchanges may experience trading and changes in NAV on days on which such fund does not determine NAV due to differences in closing policies among exchanges. This may significantly affect the NAV of the fund's redeemable securities on days when an investor cannot redeem such securities. The net asset value of the Municipal Money Market Portfolio will not be determined on days when the Exchange is closed unless, in the judgment of the Municipal Money Market Portfolio's Board of Trustees, the net asset value of the Municipal Money Market Portfolio should be determined on any such day, in which case the determination will be made at 3:00 p.m., Central time. Debt securities generally are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. However, in circumstances where such prices are not available or where the Advisor deems it appropriate to do so, an over-the-counter or exchange bid quotation is used. Securities listed on an exchange or on NASDAQ are valued at the last sale price. Listed securities for which there were no sales during the day and unlisted securities generally are valued at the last quoted bid price. Options are valued at the last sale price or in the absence of a sale, the mean between the last quoted bid and offering prices. Short-term obligations with a maturity of 60 days or less are valued at amortized cost pursuant to procedures adopted by the Trustees. The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate for that day. Portfolio positions for which market quotations are not readily available and other assets are valued at fair value as determined by the Advisor in good faith under the direction of the Trust's Board of Trustees.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. Trading on certain foreign securities markets may not take place on all business days in New York, and trading on some foreign securities markets takes place on days which are not business days in New York and on which the fund's NAV is not calculated. The values of these securities used in determining the NAV are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of each fund's NAV. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trust's Board of Trustees.

(The following two paragraphs are applicable only to Liberty Newport Tiger Fund, Liberty Newport Japan Opportunities Fund, Liberty Newport Greater China Fund, Liberty Newport International Equity Fund, Liberty Newport Europe Fund and Liberty Newport Asia Pacific Fund. "Advisor" in these two paragraphs refers to each fund's investment advisor, Newport Fund Management, Inc.)

Trading in securities on stock exchanges and over-the-counter markets in the Far East is normally completed well before the close of the business day in New York. Trading on Far Eastern securities markets may not take place on all business days in New York, and trading on some Far Eastern securities markets does take place on days which are not business days in New York and on which the fund's NAV is not calculated.

The calculation of the fund's NAV accordingly may not take place contemporaneously with the determination of the prices of the fund's portfolio securities used in such calculations. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange (when the fund's NAV is calculated) will not be reflected in the fund's calculation of NAV unless the Advisor, acting under procedures established by the Board of Trustees of the Trust, deems that the particular event would materially affect the fund's NAV, in which case an adjustment will be made. Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the NAV of the fund's shares into U.S. dollars at prevailing market rates.

AMORTIZED COST FOR MONEY MARKET FUNDS (THIS SECTION CURRENTLY DOES NOT APPLY TO LIBERTY MONEY MARKET FUNDS, - SEE "AMORTIZED COST FOR MONEY MARKET FUNDS" UNDER "OTHER INFORMATION CONCERNING THE PORTFOLIO" IN PART 1 OF THE SAI OF LIBERTY MUNICIPAL MONEY MARKET FUND FOR INFORMATION RELATING TO THE MUNICIPAL MONEY MARKET PORTFOLIO)

Money market funds generally value their portfolio securities at amortized cost according to Rule 2a-7 under the 1940 Act.

Portfolio instruments are valued under the amortized cost method, whereby the instrument is recorded at cost and thereafter amortized to maturity. This method assures a constant NAV but may result in a yield different from that of the same portfolio under the market value method. The Trust's Trustees have adopted procedures intended to stabilize a money market fund's NAV per share at $1.00. When a money market fund's market value deviates from the amortized cost of $1.00, and results in a material dilution to existing shareholders, the Trust's Trustees will take corrective action that may include: realizing gains or losses; shortening the portfolio's maturity; withholding distributions; redeeming shares in kind; or converting to the market value method (in which case the NAV per share may differ from $1.00). All investments will be determined pursuant to procedures approved by the Trust's Trustees to present minimal credit risk.

See the Statement of Assets and Liabilities in the shareholder report of the Liberty Money Market Fund for a specimen price sheet showing the computation of maximum offering price per share of Class A shares.

HOW TO BUY SHARES
The Prospectus contains a general description of how investors may buy shares of the fund and tables of charges. This SAI contains additional information which may be of interest to investors.

The Fund will accept unconditional orders for shares to be executed at the public offering price based on the NAV per share next determined after the order is placed in good order. The public offering price is the NAV plus the applicable sales charge, if any. In the case of orders for purchase of shares placed through FSFs, the public offering price will be determined on the day the order is placed in good order, but only if the FSF receives the order prior to the time at which shares are valued and transmits it to the fund before the fund processes that day's transactions. If the FSF fails to transmit before the fund processes that day's transactions, the customer's entitlement to that day's closing price must be settled between the customer and the FSF. If the FSF receives the order after the time at which the fund values its shares, the price will be based on the NAV determined as of the close of the Exchange on the next day it is open. If funds for the purchase of shares are sent directly to LFS, they will be invested at the public offering price next determined after receipt in good order. Payment for shares of the fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

The fund receives the entire NAV of shares sold. For shares subject to an initial sales charge, LFD's commission is the sales charge shown in the fund's Prospectus less any applicable FSF discount. The FSF discount is the same for all FSFs, except that LFD retains the entire sales charge on any sales made to a shareholder who does not specify a FSF on the Investment Account Application ("Application"), and except that LFD may from time to time reallow additional amounts to all or certain FSFs. LFD generally retains some or all of any asset-based sales charge (distribution fee) or contingent deferred sales charge. Such charges generally reimburse LFD for any up-front and/or ongoing commissions paid to FSFs.

Checks presented for the purchase of shares of the fund which are returned by the purchaser's bank or checkwriting privilege checks for which there are insufficient funds in a shareholder's account to cover redemption will subject such purchaser or shareholder to a $15 service fee for each check returned. Checks must be drawn on a U.S. bank and must be payable in U.S. dollars.

LFS acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, the designated FSF will receive the applicable sales commission. Shareholders may change FSFs at any time by written notice to LFS, provided the new FSF has a sales agreement with LFD.

Shares credited to an account are transferable upon written instructions in good order to LFS and may be redeemed as described under "How to Sell Shares" in the Prospectus. Certificates will not be issued for Class A shares unless specifically requested and no certificates will be issued for Class B, C, J, S, T or Z shares. The Liberty money market funds will not issue certificates. Shareholders may send any certificates which have been previously acquired to LFS for deposit to their account.

LFD may, at its expense, provide special sales incentives (such as cash payments in addition to the commissions specified in the Fund's SAI) to FSFs that agree to promote the sale of shares of the Fund or other funds that LFD distributes. At its discretion, the Distributor may offer special sales incentives only to selected FSFs or to FSFs who have previously sold or expect to sell significant amounts of the Fund's shares.

SPECIAL PURCHASE PROGRAMS/INVESTOR SERVICES
The following special purchase programs/investor services may be changed or eliminated at any time.

AUTOMATIC INVESTMENT PLAN. As a convenience to investors, shares of most funds advised by Colonial, Newport Fund Management, Inc., Crabbe Huson Group, Inc. and Stein Roe may be purchased through the Automatic Investment Plan. Preauthorized monthly bank drafts or electronic funds transfers for a fixed amount of at least $50 are used to purchase a fund's shares at the public offering price next determined after LFD receives the proceeds from the draft (normally the 5th or the 20th of each month, or the next business day thereafter). If your Automatic Investment Plan purchase is by electronic funds transfer, you may request the Automatic Investment Plan purchase for any day. Further information and application forms are available from FSFs or from LFD.

AUTOMATED DOLLAR COST AVERAGING (Classes A, B, C, S and Z). The Automated Dollar Cost Averaging program allows you to exchange $100 or more on a monthly basis from any mutual fund advised by Colonial, Newport Fund Management, Inc., Crabbe Huson Group, Inc. and Stein Roe in which you have a current balance of at least $5,000 into the same class of shares of up to four other funds. Complete the Automated Dollar Cost Averaging section of the Application. The designated amount will be exchanged on the third Tuesday of each month. There is no charge for exchanges made pursuant to the Automated Dollar Cost Averaging program. Exchanges will continue so long as your fund balance is sufficient to complete the transfers. Your normal rights and privileges as a shareholder remain in full force and effect. Thus you can buy any fund, exchange between the same Class of shares of funds by written instruction or by telephone exchange if you have so elected and withdraw amounts from any fund, subject to the imposition of any applicable CDSC.

Any additional payments or exchanges into your fund will extend the time of the Automated Dollar Cost Averaging program.

An exchange is generally a capital sale transaction for federal income tax purposes.

You may terminate your program, change the amount of the exchange (subject to the $100 minimum), or change your selection of funds, by telephone or in writing; if in writing by mailing your instructions to Liberty Funds Services, Inc. P.O. Box 8081, Boston, MA 02266-8081.

You should consult your FSF or investment advisor to determine whether or not the Automated Dollar Cost Averaging program is appropriate for you.

LFD offers several plans by which an investor may obtain reduced initial or contingent deferred sales charges. These plans may be altered or discontinued at any time. See "Programs For Reducing or Eliminating Sales Charges" for more information.

TAX-SHELTERED RETIREMENT PLANS. LFD offers prototype tax-qualified plans, including IRAs, and Pension and Profit-Sharing Plans for individuals, corporations, employees and the self-employed. The minimum initial Retirement Plan investment is $25. Investors Bank & Trust Company is the Trustee of LFD prototype plans and charges a $18 annual fee. Detailed information concerning these Retirement Plans and copies of the Retirement Plans are available from LFD.

Participants in non-LFD prototype Retirement Plans (other than IRAs) also are charged a $10 annual fee unless the plan maintains an omnibus account with LFS. Participants in LFD prototype Plans (other than IRAs) who liquidate the total value of their account will also be charged a $15 close-out processing fee payable to LFS. The fee is in addition to any applicable CDSC. The fee will not apply if the participant uses the proceeds to open a LFD IRA Rollover account in any fund, or if the Plan maintains an omnibus account.

Consultation with a competent financial and tax advisor regarding these Plans and consideration of the suitability of fund shares as an investment under the Employee Retirement Income Security Act of 1974 or otherwise is recommended.

TELEPHONE ADDRESS CHANGE SERVICES. By calling LFS, shareholders or their FSF of record may change an address on a recorded telephone line. Confirmations of address change will be sent to both the old and the new addresses. Telephone redemption privileges are suspended for 30 days after an address change is effected.

CASH CONNECTION. Dividends and any other distributions, including Systematic Withdrawal Plan (SWP) payments, may be automatically deposited to a shareholder's bank account via electronic funds transfer. Shareholders wishing to avail themselves of this electronic transfer procedure should complete the appropriate sections of the Application.

AUTOMATIC DIVIDEND DIVERSIFICATION. The automatic dividend diversification reinvestment program (ADD) generally allows shareholders to have all distributions from a fund automatically invested in the same class of shares of another fund. An ADD account must be in the same name as the shareholder's existing open account with the particular fund. Call LFS for more information at 1-800-422-3737.

PROGRAMS FOR REDUCING OR ELIMINATING SALES CHARGES
RIGHT OF ACCUMULATION (Class A, Class B and Class T shares only) (Class T shares can only be purchased by the shareholders of Liberty Newport Tiger Fund who already own Class T shares). Reduced sales charges on Class A, B and T shares can be effected by combining a current purchase with prior purchases of Class A, B, C, T and Z shares of the funds distributed by LFD. The applicable sales charge is based on the combined total of:

1.   the current purchase; and

2. the value at the public offering price at the close of business on the previous day of all funds' Class A shares held by the shareholder (except shares of any money market fund, unless such shares were acquired by exchange from Class A shares of another fund other than a money market fund).

LFD must be promptly notified of each purchase which entitles a shareholder to a reduced sales charge. Such reduced sales charge will be applied upon confirmation of the shareholder's holdings by LFS. A fund may terminate or amend this Right of Accumulation.

STATEMENT OF INTENT (Class A and Class T shares only). Any person may qualify for reduced sales charges on purchases of Class A and T shares made within a thirteen-month period pursuant to a Statement of Intent ("Statement"). A shareholder may include, as an accumulation credit toward the completion of such Statement, the value of all Class A, B, C, T and Z shares held by the shareholder on the date of the Statement in funds (except shares of any money market fund, unless such shares were acquired by exchange from Class A shares of another non-money market fund). The value is determined at the public offering price on the date of the Statement. Purchases made through reinvestment of distributions do not count toward satisfaction of the Statement.

During the term of a Statement, LFS will hold shares in escrow to secure payment of the higher sales charge applicable to Class A or T shares actually purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated has been purchased. A Statement does not obligate the investor to buy or a fund to sell the amount of the Statement.

If a shareholder exceeds the amount of the Statement and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of expiration of the Statement. The resulting difference in offering price will purchase additional shares for the shareholder's account at the applicable offering price. As a part of this adjustment, the FSF shall return to LFD the excess commission previously paid during the thirteen-month period.

If the amount of the Statement is not purchased, the shareholder shall remit to LFD an amount equal to the difference between the sales charge paid and the sales charge that should have been paid. If the shareholder fails within twenty days after a written request to pay such difference in sales charge, LFS will redeem that number of escrowed Class A shares to equal such difference. The additional amount of FSF discount from the applicable offering price shall be remitted to the shareholder's FSF of record.

Additional information about and the terms of Statements of Intent are available from your FSF, or from LFS at 1-800-345-6611.

REINSTATEMENT PRIVILEGE. An investor who has redeemed Class A, B, C or T shares may, upon request, reinstate within one year a portion or all of the proceeds of such sale in shares of Class A of any fund at the NAV next determined after LFS receives a written reinstatement request and payment. Investors who desire to exercise this privilege should contact their FSF or LFS. Shareholders may exercise this Privilege an unlimited number of times. Exercise of this privilege does not alter the Federal income tax treatment of any capital gains realized on the prior sale of fund shares, but to the extent any such shares were sold at a loss, some or all of the loss may be disallowed for tax purposes. Consult your tax advisor.

PRIVILEGES OF LIBERTY EMPLOYEES OR FINANCIAL SERVICE FIRMS (IN THIS SECTION, THE "ADVISOR" REFERS TO COLONIAL MANAGEMENT ASSOCIATES, INC. IN ITS CAPACITY AS THE ADVISOR OR ADMINISTRATOR TO CERTAIN FUNDS). Class A shares of certain funds may be sold at NAV to the following individuals whether currently employed or retired: Trustees of funds advised or administered by the Advisor; directors, officers and employees of the Advisor, LFD and certain other companies affiliated with the Advisor; registered representatives and employees of FSFs (including their affiliates) that are parties to dealer agreements or other sales arrangements with LFD; and such persons' families and their beneficial accounts.

PRIVILEGES OF LIBERTY ACORN FUNDS SHAREHOLDERS. Any shareholder who owned shares of any fund of Liberty Acorn Trust on September 29, 2000 (when all of the then outstanding shares of Liberty Acorn Trust were re-designated Class Z shares) and who since that time has remained a shareholder of any fund distributed by LFD, may purchase Class A shares of any fund distributed by LFD at NAV in those cases where a Liberty Fund Class Z share is not available. Qualifying shareholders will not be subject to any Class A initial sales charge or CDSC; however, they will be subject to the annual Rule 12b-1 service fee.

EXCHANGES FOR AFFILIATES OF INVESTMENT ADVISOR. Clients of affiliates of LFD who have previously purchased shares of other investment companies and have been charged a front-end load or other sales charge on such purchases may exchange those shares for Class A shares of any funds distributed by LFD, without incurring an additional front-end load or sales charge for those exchanged shares. Certain funds may charge an annual 12b-1 distribution and service fee.

SPONSORED ARRANGEMENTS. Class A and Class T shares (Class T shares can only be purchased by the shareholders of Liberty Newport Tiger Fund who already own Class T shares) of certain funds may be purchased at a reduced or no sales charge pursuant to sponsored arrangements, which include programs under which an organization makes recommendations to, or permits group solicitation of, its employees, members or participants in connection with the purchase of shares of the fund on an individual basis. The amount of the sales charge reduction will reflect the anticipated reduction in sales expense associated with sponsored arrangements. The reduction in sales expense, and therefore the reduction in sales charge, will vary depending on factors such as the size and stability of the organization's group, the term of the organization's existence and certain characteristics of the members of its group. The funds reserve the right to revise the terms of or to suspend or discontinue sales pursuant to sponsored plans at any time.

Class A and Class T shares (Class T shares can only be purchased by the shareholders of Liberty Newport Tiger Fund who already own Class T shares) of certain funds may also be purchased at reduced or no sales charge by clients of dealers, brokers or registered investment advisors that have entered into agreements with LFD pursuant to which the funds are included as investment options in programs involving fee-based compensation arrangements, and by participants in certain retirement plans.

WAIVER OF CONTINGENT DEFERRED SALES CHARGES (CDSCS) (IN THIS SECTION, THE "ADVISOR" REFERS TO COLONIAL MANAGEMENT ASSOCIATES, INC. IN ITS CAPACITY AS THE ADVISOR OR ADMINISTRATOR TO CERTAIN FUNDS) (Classes A, B and C) CDSCs may be waived on redemptions in the following situations with the proper documentation:

1. Death. CDSCs may be waived on redemptions within one year following the death of (i) the sole shareholder on an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year after the death. If the Class B shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC, when redeemed from the transferee's account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

2. Systematic Withdrawal Plan (SWP). CDSCs may be waived on redemptions occurring pursuant to a monthly, quarterly or semi-annual SWP established with LFS, to the extent the redemptions do not exceed, on an annual basis, 12% of the account's value, so long as at the time of the first SWP redemption the account had had distributions reinvested for a period at least equal to the period of the SWP (e.g., if it is a quarterly SWP, distributions must have been reinvested at least for the three-month period prior to the first SWP redemption). Otherwise, CDSCs will be charged on SWP redemptions until this requirement is met; this requirement does not apply if the SWP is set up at the time the account is established, and distributions are being reinvested. See below under "Investor Services - Systematic Withdrawal Plan."

3. Disability. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Internal Revenue Code). To be eligible for such waiver, (i) the disability must arise AFTER the purchase of shares AND (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

4. Death of a trustee. CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase AND
     (iii) the trust document provides for dissolution of the trust upon the trustee's death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

5. Returns of excess contributions. CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the FSF agrees to return the applicable portion of any commission paid by Colonial.


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


6. Qualified Retirement Plans. CDSCs may be waived on redemptions required to make distributions from qualified retirement plans following normal retirement (as stated in the Plan document). CDSCs also will be waived on SWP redemptions made to make required minimum distributions from qualified retirement plans that have invested in funds distributed by LFD for at least two years.

The CDSC also may be waived where the FSF agrees to return all or an agreed upon portion of the commission earned on the sale of the shares being redeemed.

HOW TO SELL SHARES
Shares may also be sold on any day the Exchange is open, either directly to the Fund or through the shareholder's FSF. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, the Fund may delay selling your shares for up to 15 days in order to protect the Fund against financial losses and dilution in net asset value caused by dishonored purchase payment checks.

To sell shares directly to the Fund, send a signed letter of instruction or stock power form to LFS, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable contingent deferred sales charge) next calculated after the Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor institution. Stock power forms are available from FSFs, LFS and many banks. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account holders. Call LFS for more information 1-800-345-6611.

FSFs must receive requests before the time at which the Fund's shares are valued to receive that day's price, are responsible for furnishing all necessary documentation to LFS and may charge for this service.

SYSTEMATIC WITHDRAWAL PLAN If a shareholder's account balance is at least $5,000, the shareholder may establish a SWP. A specified dollar amount or percentage of the then current net asset value of the shareholder's investment in any fund designated by the shareholder will be paid monthly, quarterly or semi-annually to a designated payee. The amount or percentage the shareholder specifies generally may not, on an annualized basis, exceed 12% of the value, as of the time the shareholder makes the election, of the shareholder's investment. Withdrawals from Class B and Class C shares of the fund under a SWP will be treated as redemptions of shares purchased through the reinvestment of fund distributions, or, to the extent such shares in the shareholder's account are insufficient to cover Plan payments, as redemptions from the earliest purchased shares of such fund in the shareholder's account. No CDSCs apply to a redemption pursuant to a SWP of 12% or less, even if, after giving effect to the redemption, the shareholder's account balance is less than the shareholder's base amount. Qualified plan participants who are required by Internal Revenue Service regulation to withdraw more than 12%, on an annual basis, of the value of their Class B and Class C share account may do so but will be subject to a CDSC ranging from 1% to 5% of the amount withdrawn in excess of 12% annually. If a shareholder wishes to participate in a SWP, the shareholder must elect to have all of the shareholder's income dividends and other fund distributions payable in shares of the fund rather than in cash.

A shareholder or a shareholder's FSF of record may establish a SWP account by telephone on a recorded line. However, SWP checks will be payable only to the shareholder and sent to the address of record. SWPs from retirement accounts cannot be established by telephone.

A shareholder may not establish a SWP if the shareholder holds shares in certificate form. Purchasing additional shares (other than through dividend and distribution reinvestment) while receiving SWP payments is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not maintain a plan for the accumulation of shares of the fund (other than through the reinvestment of dividends) and a SWP at the same time.

SWP payments are made through share redemptions, which may result in a gain or loss for tax purposes, may involve the use of principal and may eventually use up all of the shares in a shareholder's account.

A fund may terminate a shareholder's SWP if the shareholder's account balance falls below $5,000 due to any transfer or liquidation of shares other than pursuant to the SWP. SWP payments will be terminated on receiving satisfactory evidence of the death or incapacity of a shareholder. Until this evidence is received, LFS will not be liable for any payment made in accordance with the provisions of a SWP.

The cost of administering SWPs for the benefit of shareholders who participate in them is borne by the fund as an expense of all shareholders.

Shareholders whose positions are held in "street name" by certain FSFs may not be able to participate in a SWP. If a shareholder's Fund shares are held in "street name," the shareholder should consult his or her FSF to determine whether he or she may participate in a SWP.

TELEPHONE REDEMPTIONS. All Fund shareholders and/or their FSFs are automatically eligible to redeem up to $100,000 of the fund's shares by calling 1-800-422-3737 toll-free any business day between 9:00 a.m. and the close of trading of the Exchange (normally 4:00 p.m. Eastern time). Transactions received after 4:00 p.m. Eastern time will receive the next business day's closing price. Telephone redemptions are limited to a total of $100,000 in a 30-day period. Redemptions that exceed $100,000 may be accomplished by placing a wire order trade through a broker or furnishing a signature guarantee request. Telephone redemption privileges for larger amounts may be elected on the Application. LFS will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Telephone redemptions are not available on accounts with an address change in the preceding 30 days and proceeds and confirmations will only be mailed or sent to the address of record unless the redemption proceeds are being sent to a pre-designated bank account. Shareholders and/or their FSFs will be required to provide their name, address and account number. FSFs will also be required to provide their broker number. All telephone transactions are recorded. A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. No shareholder is obligated to execute the telephone authorization form or to use the telephone to execute transactions.

CHECKWRITING (IN THIS SECTION, THE "ADVISOR" REFERS TO COLONIAL MANAGEMENT ASSOCIATES, INC. IN ITS CAPACITY AS THE ADVISOR OR ADMINISTRATOR OF CERTAIN FUNDS) (Available only on the Class A shares of certain funds) Shares may be redeemed by check if a shareholder has previously completed an Application and Signature Card. LFS will provide checks to be drawn on Boston Safe Deposit and Trust Company (the "Bank"). These checks may be made payable to the order of any person in the amount of not less than $500 nor more than $100,000. The shareholder will continue to earn dividends on shares until a check is presented to the Bank for payment. At such time a sufficient number of full and fractional shares will be redeemed at the next determined net asset value to cover the amount of the check. Certificate shares may not be redeemed in this manner.

Shareholders utilizing checkwriting drafts will be subject to the Bank's rules governing checking accounts. There is currently no charge to the shareholder for the use of checks, however, you may incur customary fees for services such as a stop payment request or a request for copies of a check. The shareholder should make sure that there are sufficient shares in his or her open account to cover the amount of any check drawn since the net asset value of shares will fluctuate. If insufficient shares are in the shareholder's open account, the check will be returned marked "insufficient funds" and no shares will be redeemed; the shareholder will be charged a $15 service fee for each check returned. It is not possible to determine in advance the total value of an open account because prior redemptions and possible changes in net asset value may cause the value of an open account to change. Accordingly, a check redemption should not be used to close an open account. In addition, a check redemption, like any other redemption, may give rise to taxable capital gains.

NON CASH REDEMPTIONS. For redemptions of any single shareholder within any 90-day period exceeding the lesser of $250,000 or 1% of a fund's net asset value, a fund may make the payment or a portion of the payment with portfolio securities held by that fund instead of cash, in which case the redeeming shareholder may incur brokerage and other costs in selling the securities received.

DISTRIBUTIONS
Distributions are invested in additional shares of the same Class of the fund at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash, but will be invested in additional shares of the same class of the fund at net asset value. Undelivered distribution checks returned by the post office will be reinvested in your account. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service selected by the Transfer Agent is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. Shareholders may reinvest all or a portion of a recent cash distribution without a sales charge. A shareholder request must be received within 30 calendar days of the distribution. A shareholder may exercise this privilege only once. No charge is currently made for reinvestment.

Shares of most funds that pay daily dividends will normally earn dividends starting with the date the fund receives payment for the shares and will continue through the day before the shares are redeemed, transferred or exchanged. The daily dividends for Liberty Municipal Money Market Fund will be earned starting with the day after that fund receives payments for the shares.

HOW TO EXCHANGE SHARES
Shares of the Fund may be exchanged for the same class of shares of the other continuously offered funds (with certain exceptions) on the basis of the NAVs per share at the time of exchange. Class T and Z shares may be exchanged for Class A shares of the other funds. The prospectus of each fund describes its investment goal and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange. Shares of certain funds are not available to residents of all states. Consult LFS before requesting an exchange.

By calling LFS, shareholders or their FSF of record may exchange among accounts with identical registrations, provided that the shares are held on deposit. During periods of unusual market changes or shareholder activity, shareholders may experience delays in contacting LFS by telephone to exercise the telephone exchange privilege. Because an exchange involves a redemption and reinvestment in another fund, completion of an exchange may be delayed under unusual circumstances, such as if the fund suspends repurchases or postpones payment for the fund shares being exchanged in accordance with federal securities law. LFS will also make exchanges upon receipt of a written exchange request and share certificates, if any. If the shareholder is a corporation, partnership, agent, or surviving joint owner, LFS will require customary additional documentation. Prospectuses of the other funds are available from the LFD Literature Department by calling 1-800-426-3750.

A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. No shareholder is obligated to use the telephone to execute transactions.

You need to hold your Class A and Class T shares for five months before exchanging to certain funds having a higher maximum sales charge. Consult your FSF or LFS. In all cases, the shares to be exchanged must be registered on the records of the fund in the name of the shareholder desiring to exchange.

Shareholders of the other open-end funds generally may exchange their shares at NAV for the same class of shares of the fund.

An exchange is generally a capital sale transaction for federal income tax purposes. The exchange privilege may be revised, suspended or terminated at any time.

SUSPENSION OF REDEMPTIONS
A fund may not suspend shareholders' right of redemption or postpone payment for more than seven days unless the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the SEC for the protection of investors.

SHAREHOLDER LIABILITY
Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration disclaims shareholder liability for acts or obligations of the fund and the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the fund or the Trust's Trustees. The Declaration provides for indemnification out of fund property for all loss and expense of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which the fund would be unable to meet its obligations and the disclaimer was inoperative.

The risk of a particular fund incurring financial loss on account of another fund of the Trust is also believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the other fund was unable to meet its obligations.

SHAREHOLDER MEETINGS
As described under the caption "Organization and History", the fund will not hold annual shareholders' meetings. The Trustees may fill any vacancies in the Board of Trustees except that the Trustees may not fill a vacancy if, immediately after filling such vacancy, less than two-thirds of the Trustees then in office would have been elected to such office by the shareholders. In addition, at such times as less than a majority of the Trustees then in office have been elected to such office by the shareholders, the Trustees must call a meeting of shareholders. Trustees may be removed from office by a written consent signed by a majority of the outstanding shares of the Trust or by a vote of the holders of a majority of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon written request of the holders of not less than 10% of the outstanding shares of the Trust. Upon written request by the holders of 1% of the outstanding shares of the Trust stating that such shareholders of the Trust, for the purpose of obtaining the signatures necessary to demand a shareholders' meeting to consider removal of a Trustee, request information regarding the Trust's shareholders, the Trust will provide appropriate materials (at the expense of the requesting shareholders). Except as otherwise disclosed in the Prospectus and this SAI, the Trustees shall continue to hold office and may appoint their successors.

At any shareholders' meetings that may be held, shareholders of all series would vote together, irrespective of series, on the election of Trustees or the selection of independent accountants, but each series would vote separately from the others on other matters, such as changes in the investment policies of that series or the approval of the management agreement for that series.

PERFORMANCE MEASURES
TOTAL RETURN
STANDARDIZED AVERAGE ANNUAL TOTAL RETURN. Average annual total return is the actual return on a $1,000 investment in a particular class of shares of the fund, made at the beginning of a stated period, adjusted for the maximum sales charge or applicable CDSC for the class of shares of the fund and assuming that all distributions were reinvested at NAV, converted to an average annual return assuming annual compounding.

NONSTANDARDIZED TOTAL RETURN. Nonstandardized total returns may differ from standardized average annual total returns in that they may relate to nonstandardized periods, represent aggregate (i.e. cumulative) rather than average annual total returns or may not reflect the sales charge or CDSC.

Total return for a newer class of shares for periods prior to inception includes
(a) the performance of the newer class of shares since inception and (b) the performance of the oldest existing class of shares from the inception date up to the date the newer class was offered for sale. In calculating total rate of return for a newer class of shares in accordance with certain formulas required by the SEC, the performance will be adjusted to take into account the fact that the newer class is subject to a different sales charge than the oldest class (e.g., if the newer class is Class A shares, the total rate of return quoted will reflect the deduction of the initial sales charge applicable to Class A shares (except Liberty Money Market Fund); if the newer class is Class B or Class C shares, the total rate of return quoted will reflect the deduction of the CDSC applicable to Class B or Class C shares). However, the performance will not be adjusted to take into account the fact that the newer class of shares bears different class specific expenses than the oldest class of shares (e.g., Rule 12b-1 fees). Therefore, the total rate of return quoted for a newer class of shares will differ from the return that would be quoted had the newer class of shares been outstanding for the entire period over which the calculation is based (i.e., the total rate of return quoted for the newer class will be higher than the return that would have been quoted had the newer class of shares been outstanding for the entire period over which the calculation is based if the class specific expenses for the newer class are higher than the class specific expenses of the oldest class, and the total rate of return quoted for the newer class will be lower than the return that would be quoted had the newer class of shares been outstanding for this entire period if the class specific expenses for the newer class are lower than the class specific expenses of the oldest class). Performance results reflect any voluntary waivers or reimbursements of fund expenses by the Advisor, Administrator or its affiliates. Absent these waivers or reimbursements, performance results would have been lower.

YIELD
MONEY MARKET. A money market fund's yield and effective yield is computed in accordance with the SEC's formula for money market fund yields.

NON-MONEY MARKET. The yield for each class of shares of a fund is determined by
(i) calculating the income (as defined by the SEC for purposes of advertising yield) during the base period and subtracting actual expenses for the period (net of any reimbursements), and (ii) dividing the result by the product of the average daily number of shares of the fund that were entitled to dividends during the period and the maximum offering price of the fund on the last day of the period, (iii) then annualizing the result assuming semi-annual compounding. Tax-equivalent yield is calculated by taking that portion of the yield which is exempt from income tax and determining the equivalent taxable yield which would produce the same after-tax yield for any given federal and, in some cases, state tax rate, and adding to that the portion of the yield which is fully taxable. Adjusted yield is calculated in the same manner as yield except that expenses voluntarily borne or waived by the Advisor or its affiliates have been added back to actual expenses.

DISTRIBUTION RATE. The distribution rate for each class of shares of a fund is usually calculated by dividing annual or annualized distributions by the maximum offering price of that class on the last day of the period. Generally, the fund's distribution rate reflects total amounts actually paid to shareholders, while yield reflects the current earning power of the fund's portfolio securities (net of the fund's expenses). The fund's yield for any period may be more or less than the amount actually distributed in respect of such period.

The fund may compare its performance to various unmanaged indices published by such sources as are listed in Appendix II.

The fund may also refer to quotations, graphs and electronically transmitted data from sources believed by the Advisor to be reputable, and publications in the press pertaining to a fund's performance or to the Advisor or its affiliates, including comparisons with competitors and matters of national and global economic and financial interest. Examples include Forbes, Business Week, Money Magazine, The Wall Street Journal, The New York Times, The Boston Globe, Barron's National Business & Financial Weekly, Financial Planning, Changing Times, Reuters Information Services, Wiesenberger Mutual Funds Investment Report, Lipper, Inc., Morningstar, Inc., Sylvia Porter's Personal Finance Magazine, Money Market Directory, SEI Funds Evaluation Services, FTA World Index and Disclosure Incorporated, Bloomberg and Ibbotson.

All data are based on past performance and do not predict future results.

TAX-RELATED ILLUSTRATIONS. The fund also may present hypothetical illustrations
(i) comparing the fund's and other mutual funds' pre-tax and after-tax total returns, and (ii) showing the effects of income, capital gain and estate taxes on performance.

GENERAL. From time to time, the fund may discuss or quote its current portfolio manager as well as other investment personnel and members of the tax management oversight team, including such person's views on: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the fund, including the New ValueTM investment strategy that expands upon the principles of traditional value investing; the fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks and similar or related matters.

The fund may also quote evaluations mentioned in independent radio or television broadcasts, and use charts and graphs to illustrate the past performance of various indices such as those mentioned in Appendix II and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral. The fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low.

 From time to time, the fund may also discuss or quote the views of its distributor, its investment advisor and other financial planning, legal, tax, accounting, insurance, estate planning and other professionals, or from surveys, regarding individual and family financial planning. Such views may include information regarding: retirement planning; general investment techniques (e.g., asset allocation and disciplined saving and investing); business succession; issues with respect to insurance (e.g., disability and life insurance and Medicare supplemental insurance); issues regarding financial and health care management for elderly family members; and similar or related matters.

                                   APPENDIX I
                           DESCRIPTION OF BOND RATINGS
                             STANDARD & POOR'S (S&P)

The following descriptions are applicable to municipal bond funds:

AAA bonds have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA bonds have a very strong capacity to pay interest and repay principal, and they differ from AAA only in small degree.

A bonds have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB bonds are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in the A category.

BB, B, CCC, CC and C bonds are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

BB bonds have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B bonds have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC bonds have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, the bonds are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C rating typically is applied to debt subordinated to senior debt which assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI rating is reserved for income bonds on which no interest is being paid.

D bonds are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus(+) or minus(-) ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

PROVISIONAL RATINGS. The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, although addressing credit quality subsequent to completion of the project, makes no comments on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

MUNICIPAL NOTES:
SP-1. Notes rated SP-1 have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

SP-2. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

         Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

         Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

DEMAND FEATURE OF VARIABLE RATE DEMAND SECURITIES:
S&P assigns dual ratings to all long-term debt issues that have as part of their provisions a demand feature. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity, and the commercial paper rating symbols are usually used to denote the put (demand) option (for example, AAA/A-1+). Normally, demand notes receive note rating symbols combined with commercial paper symbols (for example, SP-1+/A-1+).

COMMERCIAL PAPER:
A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree to safety.

A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

CORPORATE BONDS:
The description of the applicable rating symbols and their meanings is substantially the same as the Municipal Bond ratings set forth above.

The following descriptions are applicable to equity and taxable bond funds:

AAA bonds have the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA bonds differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB bonds exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC and CC bonds are regarded, as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB bonds are less vulnerable to non-payment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B bonds are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC bonds are currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC bonds are currently highly vulnerable to nonpayment.

C ratings may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on the obligation are being continued.

D bonds are in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus(-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R This symbol is attached to the rating of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk, such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

                    MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

AAA bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair a fundamentally strong position of such issues.

AA bonds are judged to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Those bonds in the Aa through B groups that Moody's believes possess the strongest investment attributes are designated by the symbol Aa1, A1 and Baa1.

A bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

BAA bonds are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact, have speculative characteristics as well.

BA bonds are judged to have speculative elements: their future cannot be considered as well secured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C bonds are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

CONDITIONAL RATINGS. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting conditions attach. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

MUNICIPAL NOTES:
MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

DEMAND FEATURE OF VARIABLE RATE DEMAND SECURITIES:
Moody's may assign a separate rating to the demand feature of a variable rate demand security. Such a rating may include:

VMIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

VMIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

VMIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

COMMERCIAL PAPER:
Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

              Prime-1  Highest Quality
              Prime-2  Higher Quality
              Prime-3  High Quality

If an issuer represents to Moody's that its Commercial Paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

CORPORATE BONDS:
The description of the applicable rating symbols (Aaa, Aa, A) and their meanings is identical to that of the Municipal Bond ratings as set forth above, except for the numerical modifiers. Moody's applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

                                   FITCH INC.

INVESTMENT GRADE BOND RATINGS

AAA bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated `AAA'. Because bonds rated in the `AAA' and `AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated `F-1+'.

A bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt securities with higher ratings.

BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

CONDITIONAL
A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

SPECULATIVE-GRADE BOND RATINGS

BB bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. `DDD' represents the highest potential for recovery on these securities, and `D' represents the lowest potential for recovery.

                                   APPENDIX II
                                DECEMBER 31, 2001

SOURCE            CATEGORY                                         RETURN (%)

CREDIT SUISSE FIRST BOSTON:

                  CSFB High Yield Index                               5.78
                  CSFB Leveraged Loan Index                           2.66

LIPPER,
INC.:

                  AMEX Composite Index P                             -5.59
                  AMEX Computer Tech IX P                           -15.09
                  AMEX Institutional IX P                           -15.78
                  AMEX Major Market IX P                             -4.75
                  Bse Sensex Index                                  -17.87
                  CAC 40: FFR IX P                                  -21.97
                  CD Rate 1 Month Index Tr                            3.88
                  CD Rate 3 Month Index Tr                            3.74
                  CD Rate 6 Month Index Tr                            3.69
                  Consumer Price Index                                 N/A
                  DAX:DM IX TR                                      -19.79
                  Domini 400 Social Index                              N/A
                  Dow Jones 65 Comp Av P                            -12.82
                  Dow Jones Ind Average P                            -7.10
                  Dow Jones Ind Dly Reinv                            -5.43
                  Dow Jones Ind Mth Reinv                            -5.42
                  Dow Jones Trans Av P                              -10.41
                  Dow Jones Trans Av Tr                              -9.30
                  Dow Jones Util Av P                               -28.68
                  Dow Jones Util Av Tr                              -26.27
                  Ft/S&P Act Wld Ex US IX                           -21.47
                  Jakarta Composite Index                            -5.83
                  Jasdaq Index:Yen P                                -12.92
                  Lehman 1-3 Govt/Cred Tr                             8.78
                  Lehman 1-3 Govt/Credit P                            2.73
                  Lehman Aggregate Bd P                               1.97
                  Lehman Aggregate Bd Tr                              8.44
                  Lehman Cr Bd Int P                                  2.69
                  Lehman Cr Bd Int Tr                                 9.77
                  Lehman Govt Bd Int P                                2.40
                  Lehman Govt Bd Int Tr                               8.42
                  Lehman Govt Bd Long P                              -1.91
                  Lehman Govt Bd Long Tr                              4.34
                  Lehman Govt Bd P                                    1.14
                  Lehman Govt Bd Tr                                   7.23
                  Lehman Govt/Cr Bd P                                 1.90
                  Lehman Govt/Cr Bd Tr                                8.50
                  Lehman Govt/Cr Int P                                2.50
                  Lehman Govt/Cr Int Tr                               8.96

                  Lehman High Yield P                                -4.23
                  Lehman High Yield Tr                                5.28
                  Lehman Muni 10 Yr IX P                             -0.45
                  Lehman Muni 10 Yr IX Tr                             4.62
                  Lehman Muni 3 Yr IX P                               1.37
                  Lehman Muni 3 Yr IX Tr                              6.59
                  Lehman Muni 5 Yr IX Tr                              6.21
                  Lehman Muni Bond IX P                              -0.16
                  Lehman Muni Bond IX Tr                              5.13
                  ML 10+ Yr Treasury IX Tr                            4.21
                  ML 1-10 YR CORP BD IX P                             2.95
                  ML 1-10 YR CORP BD IX TR                           10.02
                  ML 1-3 Yr Muni IX P                                 0.93
                  ML 1-3 Yr Muni IX Tr                                6.04
                  ML 1-3 Yr Treasury IX P                             2.43
                  ML 1-3 Yr Treasury IX Tr                            8.30
                  ML 1-5 Yr Gv/Cp Bd IX P                             2.68
                  ML 1-5 Yr Gv/Cp Bd IX Tr                            8.98
                  ML 15 Yr Mortgage IX P                              2.19
                  ML 15 Yr Mortgage IX Tr                             8.34
                  ML 1-5 Yr Treasury IX P                             2.28
                  ML 1-5 Yr Treasury IX Tr                            8.37
                  ML 3 MO T-Bill IX Tr                                4.42
                  ML 3-5 Yr Govt IX P                                 2.36
                  ML 3-5 Yr Govt IX Tr                                8.75
                  ML 3-7 Yr Muni IX Tr                                5.97
                  ML 7-12 YR MUNI IX P                               -0.55
                  ML 7-12 YR MUNI IX TR                               4.54
                  ML Corp Master Index P                              3.38
                  ML Corp Master Index Tr                            10.70
                  ML Gov/ Corp Master IX T                            8.43
                  ML Govt Master Index P                              1.03
                  ML Govt Master Index Tr                             7.18
                  ML Govt/Corp Master IX P                            1.87
                  ML HIGH YLD MASTER 2  P                            -4.76
                  ML HIGH YLD MASTER 2  TR                            4.48
                  ML High Yld Master IX P                            -3.88
                  ML High Yld Master IX Tr                            6.20
                  ML US CP/GV 10+ YR IX P                             0.12
                  ML US CP/GV 10+ YR IX TR                            7.02
                  ML US DOM MASTER  IX P                              1.84
                  ML US DOM MASTER  IX TR                             8.32
                  MSCI AC Americas Free GD                          -12.18
                  MSCI AC Americas Free ID                          -13.43
                  MSCI AC Asia Fr-Ja IX GD                           -3.84
                  MSCI AC Asia Fr-Ja IX ID                           -5.94
                  MSCI AC ASIA PAC FR DGD                           -20.73
                  MSCI AC ASIA PAC FR DND                           -20.93
                  MSCI AC ASIA PAC FR P IX                          -21.84
                  MSCI AC Asia Pac Fr-J GD                           -2.40
                  MSCI AC Asia Pac FR-J IX                           -4.79

                  MSCI AC Europe IX GD                              -19.49
                  MSCI AC Europe IX ID                              -21.08
                  MSCI AC Fe Free IX GD                             -22.96
                  MSCI AC Fe Free IX ID                             -23.87
                  MSCI AC Fe Fr-Ja IX GD                             -2.08
                  MSCI AC Fe Fr-Ja IX ID                             -4.19
                  MSCI AC Pac Fr-Jpn IX GD                           -0.99
                  MSCI AC Pac Fr-Jpn IX ID                           -3.41
                  MSCI AC Pacific FR IX ID                          -21.84
                  MSCI AC WLD FR VAL IX GD                          -13.87
                  MSCI AC WLD FR-US GR DGD                          -23.43
                  MSCI AC World Free IX GD                          -15.91
                  MSCI AC World Free Ix ID                          -17.26
                  MSCI AC World Fr-USA GD                           -19.50
                  MSCI AC World Fr-USA ID                           -20.98
                  MSCI AC WRLD FR GR DGD                            -18.55
                  MSCI AC Wrld Fr-Ja IX GD                          -14.45
                  MSCI AC Wrld Fr-Ja IX ID                          -15.89
                  MSCI AC WRLD FR-US V DGD                          -15.83
                  MSCI Argentina IX GD                              -18.27
                  MSCI Argentina IX ID                              -22.16
                  MSCI Australia IX GD                                2.66
                  MSCI Australia IX ID                               -0.58
                  MSCI Australia IX ND                                1.68
                  MSCI Austria IX GD                                 -5.05
                  MSCI Austria IX ID                                 -7.44
                  MSCI Austria IX ND                                 -5.65
                  MSCI Belgium IX GD                                -10.17
                  MSCI Belgium IX ID                                -13.03
                  MSCI Belgium IX ND                                -10.89
                  MSCI BRAZIL FREE IX GD                            -16.99
                  MSCI BRAZIL FREE IX ID                            -21.77
                  MSCI Canada IX GD                                 -20.10
                  MSCI Canada IX ID                                 -21.41
                  MSCI Canada IX ND                                 -20.43
                  MSCI Chile IX GD                                   -2.83
                  MSCI Chile IX ID                                   -5.96
                  MSCI China Free IX ID                             -26.04
                  MSCI Colombia IX GD                                45.77
                  MSCI Colombia IX ID                                37.07
                  MSCI Czech Rep IX GD                               -2.01
                  MSCI Czech Rep IX ID                               -4.15
                  MSCI Denmark IX GD                                -14.39
                  MSCI Denmark IX ID                                -15.94
                  MSCI Denmark IX ND                                -14.81
                  MSCI EAFE - JAPAN IX ND                           -19.14
                  MSCI EAFE - UK IX GD                              -23.20
                  MSCI EAFE - UK IX ID                              -24.44
                  MSCI EAFE - UK IX ND                              -23.50

                  MSCI EAFE + Canada IX GD                          -21.16
                  MSCI EAFE + Canada IX ID                          -22.56
                  MSCI EAFE + Canada IX ND                          -21.40
                  MSCI EAFE + EMF IX GD                             -19.47
                  MSCI EAFE + EMF IX ID                             -20.96
                  MSCI EAFE Fr IX ID                                -22.61
                  MSCI EAFE GDP Wt IX GD                            -21.93
                  MSCI EAFE GDP Wt IX ID                            -23.26
                  MSCI EAFE GDP Wt IX ND                            -22.20
                  MSCI EAFE GROWTH IX GD                            -24.41
                  MSCI EAFE GROWTH IX ID                            -25.52
                  MSCI EAFE IX GD                                   -21.21
                  MSCI EAFE IX ID                                   -22.61
                  MSCI EAFE IX ND                                   -21.44
                  MSCI EAFE VALUE IX GD                             -18.22
                  MSCI EAFE VALUE IX ID                             -19.91
                  MSCI EASEA IX GD                                  -18.86
                  MSCI EASEA IX ID                                  -20.54
                  MSCI EASEA IX ND                                  -19.14
                  MSCI Em Eur/Mid East GD                           -16.06
                  MSCI Em Eur/Mid East ID                           -17.65
                  MSCI Em Europe IX GD                               -8.79
                  MSCI Em Europe IX ID                              -10.49
                  MSCI EMF Asia IX GD                                 6.19
                  MSCI EMF Asia IX ID                                 4.24
                  MSCI EMF Far East IX GD                            11.35
                  MSCI EMF Far East IX ID                             9.45
                  MSCI EMF IX GD                                     -2.37
                  MSCI EMF IX ID                                     -4.91
                  MSCI EMF Latin Am IX GD                            -0.39
                  MSCI EMF Latin Am IX ID                            -4.31
                  MSCI EURO UNION GR IX GD                          -24.64
                  MSCI Europe - UK IX GD                            -22.00
                  MSCI Europe - UK IX ID                            -23.41
                  MSCI Europe - UK IX ND                            -22.37
                  MSCI Europe GDP Wt IX ID                          -21.23
                  MSCI Europe IX GD                                 -19.64
                  MSCI Europe IX ID                                 -20.73
                  MSCI Europe IX ND                                 -19.90
                  MSCI European Union GD                            -19.62
                  MSCI European Union ID                            -21.29
                  MSCI EUROPEAN VL IX GD                            -15.42
                  MSCI Far East Free IX ID                          -29.06
                  MSCI Far East IX GD                               -28.28
                  MSCI Far East IX ID                               -29.06
                  MSCI Far East IX ND                               -28.39
                  MSCI Finland IX GD                                -37.81
                  MSCI Finland IX ID                                -39.07
                  MSCI Finland IX ND                                -38.18

                  MSCI France IX GD                                 -22.09
                  MSCI France IX ID                                 -23.18
                  MSCI France IX ND                                 -22.36
                  MSCI Germany IX GD                                -21.99
                  MSCI Germany IX ID                                -23.47
                  MSCI Germany IX ND                                -22.39
                  MSCI Greece IX GD                                 -29.61
                  MSCI Greece IX ID                                 -31.36
                  MSCI Hong Kong IX GD                              -18.61
                  MSCI Hong Kong IX ID                              -21.20
                  MSCI Hongkong IX ND                               -18.61
                  MSCI Hungary IX GD                                 -9.16
                  MSCI Hungary IX ID                                -10.46
                  MSCI India IX GD                                  -19.45
                  MSCI India IX ID                                  -21.17
                  MSCI Indonesia FR IX GD                            -8.48
                  MSCI Indonesia FR IX ID                           -10.88
                  MSCI Ireland IX ID                                 -4.13
                  MSCI Israel Dom IX ID                             -17.57
                  MSCI Israel IX ID                                 -32.28
                  MSCI Israel Non Dom Ixid                          -53.81
                  MSCI Italy IX GD                                  -26.10
                  MSCI Italy IX ID                                  -27.90
                  MSCI Italy IX ND                                  -26.59
                  MSCI JAPAN GROWTH IX GD                           -28.83
                  MSCI Japan IX GD                                  -29.28
                  MSCI Japan IX ID                                  -29.89
                  MSCI Japan IX ND                                  -29.40
                  MSCI JAPAN VALUE IX GD                            -30.11
                  MSCI Jordan IX GD                                  34.59
                  MSCI Jordan IX ID                                  29.02
                  MSCI Kokusai IX GD                                -15.06
                  MSCI Kokusai IX ID                                -16.46
                  MSCI Kokusai IX ND                                -15.39
                  MSCI Korea IX GD                                   48.71
                  MSCI Korea IX ID                                   45.97
                  MSCI Luxembourg IX ID                             -46.04
                  MSCI Malaysia Free Ix GD                            4.56
                  MSCI Malaysia Free IX ID                            2.26
                  MSCI Mexico Free IX GD                             18.55
                  MSCI Mexico Free IX ID                             15.93
                  MSCI N American G IX ID                           -15.47
                  MSCI N American Vl IX ID                          -12.89
                  MSCI Netherland IX GD                             -21.62
                  MSCI Netherland IX ID                             -23.53
                  MSCI Netherland IX ND                             -22.10
                  MSCI New Zealand IX GD                              9.50
                  MSCI New Zealand IX ID                              5.63
                  MSCI New Zealand IX ND                              8.42

                  MSCI Nordic IX GD                                 -28.67
                  MSCI Nordic IX ID                                 -30.05
                  MSCI Nordic IX ND                                 -29.07
                  MSCI Norway IX GD                                 -11.69
                  MSCI Norway IX ID                                 -13.79
                  MSCI Norway IX ND                                 -12.22
                  MSCI Nth Amer IX GD                               -12.40
                  MSCI Nth Amer IX ID                               -13.60
                  MSCI Nth Amer IX ND                               -12.75
                  MSCI Pac - Japan IX GD                             -9.43
                  MSCI Pac - Japan IX ID                            -12.16
                  MSCI Pac - Japan IX ND                             -9.88
                  MSCI PAC FREE GR IX GD                            -25.27
                  MSCI PAC FREE VL IX GD                            -25.42
                  MSCI PAC FR-JPN GR IX GD                          -11.64
                  MSCI PAC FR-JPN VL IX GD                           -7.43
                  MSCI Pacific Free IX ID                           -26.21
                  MSCI Pacific Fr-Jpn ID                            -12.16
                  MSCI Pacific IX GD                                -25.22
                  MSCI Pacific IX ID                                -26.21
                  MSCI Pacific IX ND                                -25.40
                  MSCI Pakistan IX GD                               -23.32
                  MSCI Pakistan IX ID                               -34.61
                  MSCI Peru IX GD                                    19.92
                  MSCI Peru IX ID                                    15.27
                  MSCI Philippines FR DG                            -19.29
                  MSCI Philippines FR GD                            -19.70
                  MSCI Portugal IX GD                               -21.60
                  MSCI Portugal IX ID                               -23.01
                  MSCI Russia IX GD                                  55.85
                  MSCI Russia IX ID                                  53.17
                  MSCI Singapore Fr IX GD                           -23.42
                  MSCI Singapore Fr IX ID                           -25.02
                  MSCI South Africa IX GD                           -17.21
                  MSCI South Africa IX ID                           -20.27
                  MSCI Spain IX GD                                  -11.01
                  MSCI Spain IX ID                                  -12.78
                  MSCI Spain IX ND                                  -11.36
                  MSCI Sri Lanka IX GD                               44.27
                  MSCI Sri Lanka IX ID                               36.08
                  MSCI Sweden IX GD                                 -26.76
                  MSCI Sweden IX ID                                 -28.15
                  MSCI Sweden IX ND                                 -27.18
                  MSCI Swtzrlnd IX GD                               -21.08
                  MSCI Swtzrlnd IX ID                               -21.94
                  MSCI Swtzrlnd IX ND                               -21.38
                  MSCI Taiwan IX GD                                  10.47
                  MSCI Taiwan IX ID                                   8.77
                  MSCI Thailand Free IX GD                            5.25
                  MSCI Thailand Free IX ID                            2.90

                  MSCI Turkey IX GD                                 -32.66
                  MSCI Turkey IX ID                                 -33.73
                  MSCI UK IX GD                                     -14.05
                  MSCI UK IX ID                                     -16.07
                  MSCI UK IX ND                                     -14.05
                  MSCI USA IX GD                                    -12.03
                  MSCI USA IX ID                                    -13.23
                  MSCI USA IX ND                                    -12.39
                  MSCI Venezuela IX GD                               -6.62
                  MSCI Venezuela IX ID                              -10.04
                  MSCI World - UK IX GD                             -16.80
                  MSCI World - UK IX ID                             -18.03
                  MSCI World - UK IX ND                             -17.14
                  MSCI World - USA IX GD                            -21.16
                  MSCI World - USA IX ID                            -22.56
                  MSCI World - USA IX ND                            -21.40
                  MSCI World Free IX ND                             -16.82
                  MSCI World GDP Wt IX ID                           -19.15
                  MSCI WORLD GROWTH IX ID                           -20.14
                  MSCI World IX Free ID                             -17.83
                  MSCI World IX GD                                  -16.52
                  MSCI World IX ID                                  -17.83
                  MSCI World IX ND                                  -16.82
                  MSCI WORLD IX SC DGD IX                             1.23
                  MSCI WORLD IX VALUE                               -14.54
                  MSCI WORLD VALUE IX ID                            -16.16
                  MSCI WORLD-USA GR IX GD                           -25.16
                  MSCI World-USA VL IX GD                           -17.47
                  MSCI Wrld - Austrl IX GD                          -16.76
                  MSCI Wrld - Austrl IX ID                          -18.05
                  MSCI Wrld - Austrl IX ND                          -17.06
                  MSCI WRLD EX USA SC GD                            -10.23
                  MSCI WRLD EX USA SC ID                            -12.35
                  MSCI WRLD EX USA SC ND                            -10.63
                  MSCI WRLD FINANCIALS GD                           -16.50
                  MSCI WRLD FINANCIALS ID                           -18.26
                  MSCI WRLD FREE GR DGD IX                          -19.17
                  MSCI WRLD HEALTHCARE GD                           -12.98
                  MSCI WRLD HEALTHCARE ID                           -14.00
                  MSCI WRLD INFO TECH GD                            -29.50
                  MSCI WRLD INFO TECH ID                            -29.74
                  MSCI WRLD TECH HDWR GD                            -36.22
                  MSCI WRLD TECH HDWR ID                            -36.49
                  MSCI WRLD TELECOM GD                              -23.22
                  MSCI WRLD TELECOM ID                              -26.41
                  NASDAQ 100 IX P                                   -32.65
                  NASDAQ Bank IX P                                   10.08
                  NASDAQ Composite IX P                             -21.05
                  NASDAQ Industrial IX P                             -6.33
                  NASDAQ Insurance IX P                               7.10

                  NASDAQ Natl Mkt Cmp IX                            -21.26
                  NASDAQ Natl Mkt Ind IX                             -6.65
                  NASDAQ Transport IX P                              10.73
                  Nikkei 225 Avg:Yen P                              -23.52
                  NYSE Composite P                                  -10.21
                  NYSE Finance IX P                                  -8.23
                  NYSE Industrials IX P                              -8.41
                  NYSE Transportation IX                             -5.18
                  NYSE Utilities IX P                               -25.13
                  Philippines Composite IX                          -21.84
                  PSE Technology IX P                               -15.59
                  Russell 1000 Grow Ix                              -20.91
                  Russell 1000 Grow IX Tr                           -20.42
                  Russell 1000 IX P                                 -13.61
                  Russell 1000 IX Tr                                -12.45
                  Russell 1000 Value Ix                              -7.41
                  Russell 1000 Value IX Tr                           -5.59
                  Russell 2000 Grow Ix                               -9.55
                  Russell 2000 Grow IX Tr                            -9.23
                  Russell 2000 IX P                                   1.02
                  Russell 2000 IX Tr                                  2.49
                  Russell 2000 Value Ix                              11.37
                  Russell 2000 Value IX Tr                           14.02
                  RUSSELL 2500 GROW IX P                            -11.11
                  RUSSELL 2500 GROW IX TR                           -10.83
                  RUSSELL 2500 IX P                                  -0.26
                  RUSSELL 2500 IX TR                                  1.22
                  RUSSELL 2500 VALUE IX P                             7.37
                  RUSSELL 2500 VALUE IX TR                            9.74
                  RUSSELL 3000 GROW IX P                            -20.10
                  RUSSELL 3000 GROW IX TR                           -19.63
                  Russell 3000 IX P                                 -12.63
                  Russell 3000 IX Tr                                -11.46
                  RUSSELL 3000 VALUE IX P                            -6.20
                  RUSSELL 3000 VALUE IX TR                           -4.33
                  RUSSELL MDCP VALUE IX P                             0.21
                  RUSSELL MDCP VALUE IX TR                            2.33
                  Russell Midcap G IX TR                            -20.15
                  RUSSELL MIDCAP GR IX P                            -20.34
                  RUSSELL MIDCAP IX P                                -7.00
                  RUSSELL MIDCAP IX TR                               -5.62
                  RUSSELL SMCP CMPT GRO P                           -25.19
                  RUSSELL SMCP CMPT GRO TR                          -25.02
                  RUSSELL SMCP CMPT IX P                            -11.79
                  RUSSELL SMCP CMPT IX TR                           -10.70
                  RUSSELL SMCP CMPT VAL IX                            5.18
                  RUSSELL SMCP CMPT VAL P                             3.01
                  RUSSELL TOP 200 GRO IX P                          -21.03
                  RUSSELL TOP 200 GROW  IX                          -20.48

                  RUSSELL TOP 200 IX P                              -15.66
                  RUSSELL TOP 200 IX TR                             -14.57
                  RUSSELL TOP 200 VAL IX P                          -10.49
                  RUSSELL TOP 200 VALUE IX                           -8.79
                  S & P 100 Index TR                                -14.88
                  S & P 500 Daily Reinv                             -11.87
                  S & P 500 Index P                                 -13.04
                  S & P 500 Mnthly Reinv                            -11.88
                  S & P 500/BARRA G IX TR                           -12.73
                  S & P 500/BARRA V IX TR                           -11.71
                  S & P 600 Index P                                   5.73
                  S & P 600 Index Tr                                  6.51
                  S & P Financial IX P                              -10.31
                  S & P Financial IX Tr                              -8.79
                  S & P Industrial IX Tr                            -11.67
                  S & P Industrials P                               -12.74
                  S & P MC 400/BARRA G TR                            -7.97
                  S & P MC 400/BARRA V TR                             7.14
                  S & P Midcap 400 IX P                              -1.63
                  S & P Midcap 400 IX Tr                             -0.62
                  S & P SC 600/BARRA G TR                            -1.18
                  S & P SC 600/BARRA V TR                            13.10
                  S & P Transport Index P                            -1.16
                  S & P Transport IX Tr                              -0.24
                  S & P Utility Index P                             -32.52
                  S & P Utility Index Tr                            -30.43
                  SB Cr-Hdg Nn-US Wd IX Tr                            6.12
                  SB Cr-Hdg Wd Gv Bd IX Tr                            6.27
                  SB Non-US Wd Gv Bd IX Tr                           -3.54
                  SB Wd Gv Bd:Austrl IX Tr                           -4.17
                  SB Wd Gv Bd:Germny IX Tr                           -0.05
                  SB Wd Gv Bd:Japan IX Tr                            -9.95
                  SB Wd Gv Bd:UK IX Tr                                0.43
                  SB Wd Gv Bd:US IX Tr                                6.73
                  SB World Govt Bond IX Tr                           -0.99
                  Straits Times Index                               -15.74
                  SWISS PERF:SFR IX TR                              -22.03
                  TAIWAN SE:T$ IX P                                  18.18
                  T-Bill 1 Year Index Tr                              3.29
                  T-Bill 3 Month Index Tr                             3.43
                  T-Bill 6 Month Index Tr                             3.37
                  Thailand Set Index                                 12.88
                  TOKYO 2ND SCT:YEN IX P                            -12.06
                  TOKYO SE(TOPIX):YEN IX P                          -19.59
                  TORONTO 300:C$ IX P                               -13.94
                  TORONTO SE 35:C$ IX P                              -6.26
                  Value Line Cmp IX-Arth                             10.88
                  Value Line Cmp IX-Geom                             -6.08

                  Value Line Industrl IX                              -6.06
                  Value Line Railroad IX                              32.45
                  Value Line Utilties IX                             -21.02

THE NATIONAL ASSOCIATION OF REAL ESTATE INVESTMENT TRUST:

                  Real Estate Investment Trust Index                  13.93

SALOMON SMITH BARNEY:

                  SSB World Ex U.S. Cap Range $2-$10 Billion         -15.49
                  SSB EMI Global Ex U.S.                             -14.66
                  SSB EMI World Ex U.S.                              -15.70
                  Salomon 30 Year Benchmark                            3.42

Each Russell Index listed above is a trademark/service mark of the Frank Russell Company. RussellTM is a trademark of the Frank Russell Company.

*in U.S. currency

PART C.  OTHER INFORMATION (Liberty Funds Trust I)

Item 15.         Indemnification

                 Article VIII of the Registrant's Agreement and Declaration of Trust, as amended, provides for indemnification of the Registrant's Trustees and officers. The effect of the relevant section of Article VIII of the Registrant's Agreement and Declaration of Trust, as amended, is to provide indemnification for each of the Registrant's Trustees and officers against liabilities and counsel fees reasonably incurred in connection with the defense of any legal proceeding in which such Trustee or officer may be involved by reason of being or having been a Trustee or officer, except with respect to any matter as to which such Trustee or officer shall have been adjudicated not to have acted in good faith in the reasonable belief that such Trustee's or officer's action was in the best interest of the Registrant, and except that no Trustee or officer shall be indemnified against any liability to the Registrant or its shareholders to which such Trustee or officer shall otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Trustee's or officer's office.

                 Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16.         Exhibits:

         (1)(a) Amendment No. 3 to the Agreement and Declaration of Trust dated November 15, 1991(1)

         (1)(b) Amendment No. 4 to the Agreement and Declaration of Trust dated April 1, 1999(3)

         (2)      Amended By-Laws dated June 20, 2001(5)

         (3)      Not Applicable


         (4) Agreement and Plan of Reorganization dated April 22, 2002 among Stein Roe High Yield Fund, Liberty High Yield Securities Fund and Columbia Management Group, Inc. (filed as Appendix A to Part A of this Registration Statement)


         (5)      Article III, Section 4, Article V, Section 1, Article VIII
                  Section 4 and Article IX Sections 1 and 7 of the Agreement and Declaration of Trust, as amended, and Sections 2.1, 2.3 and
                  2.5 of the By-Laws, as amended, each define the rights of shareholders


         (6)      Management Agreement between Liberty Funds Trust
                  I, with respect to Liberty High Yield Securities Fund and Colonial Management Associates, Inc.(8)

         (7)(a) Distribution Agreement between the Registrant and Liberty Funds Distributor, Inc. - filed as Exhibit 6.(a) in Part C,
                  Item 24(b) of Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A of Liberty Funds Trust VI (File Nos. 33-45117 and 811-6529), filed with the Commission on or about May 24, 1999, and is hereby incorporated by reference and made a part of this Registration Statement

         (7)(b) Appendix 1 to the Distribution Agreement between the Registrant and Liberty Funds Distributor, Inc. - filed as Exhibit (e)(2) in Part C, Item 23 of Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A of Liberty Funds Trust V (File Nos. 33-12109 and 811-5030), filed with the Commission on or about November 15, 2000, and is hereby incorporated by reference and made a part of this Registration Statement

         (7)(c)   Form of Selling Agreement with Liberty Funds Distributor,
                  Inc.(2)

         (8)      Not Applicable

         (9) Form of Custodian Contract between Registrant and State Street Bank and Trust Company dated October 10, 2001 - filed as Exhibit (g) in Part C, Item 23 of Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A of Liberty Funds Trust II (File Nos. 2-66976 and 811-3009), filed with the Commission on or about October 26, 2001, and is hereby incorporated by reference and made a part of this Registration Statement

         (10)(a) Rule 12b-1 Plan dated July 1, 2001 - filed as Exhibit (m) in Part C, Item 23 of Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A of Liberty Funds Trust II (File Nos. 2-66976 and 811-3009), filed with the Commission on or about October 26, 2001, and is hereby incorporated by reference and made a part of this Registration Statement

         (10)(b) 12b-1 Plan Implementing Agreement between the Registrant and Liberty Funds Distributor, Inc. - filed as Exhibit 6.(b) in Part C, Item 24(b) of Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A of Liberty Funds Trust VI (File Nos. 33-45117 and 811-6529), filed with the Commission on or about May 24, 1999, and is hereby incorporated by reference and made a part of this Registration Statement

         (10)(c) Appendix 1 to the 12b-1 Plan Implementing Agreement between the Registrant and Liberty Funds Distributor, Inc. - filed as Exhibit (e)(4) in Part C, Item 23 of Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A of Liberty Funds Trust V (File Nos. 33-12109 and 811-5030), filed with the Commission on or about November 15, 2000, and is hereby incorporated by reference and made a part of this Registration Statement

         (10)(d) Plan pursuant to Rule 18f-3(d) under the Investment Company Act of 1940 - filed as Exhibit (o) in Part C, Item 23 of Post-Effective Amendment No. 66 to the Registration Statement on Form N-1A of Liberty Funds Trust I (File Nos. 2-41251 and 811-2214),
                  filed with the Commission on or about December 21, 2001, and is hereby incorporated by reference and made a part of this Registration Statement



         (11) Opinion and Consent of Counsel of Ropes & Gray with respect to the Acquisition of Stein Roe High Yield Fund(8)



         (12) Opinion and Consent of Counsel on Tax Matters and Consequences to Shareholders of Ropes & Gray with respect to the Acquisition of Stein Roe High Yield Fund


         (13)     Not Applicable

         (14)(a)  Consent of Independent Auditors (E&Y)(8)

         (14)(b)  Consent of Independent Accountants (PWC)

         (15)     Not Applicable

         (16) Power of Attorney for Douglas A. Hacker, Janet Langford Kelly, Richard W. Lowry, Salvatore Macera, William E. Mayer, Charles
                  R. Nelson, John J. Neuhauser, Joseph R. Palombo, Thomas E. Stitzel, Thomas C. Theobald and Anne-Lee Verville (7)

         (17)(a) Amended and Restated Shareholders' Servicing and Transfer Agent Agreement as amended - filed as Exhibit No. 9.(b) in Part C, Item 24(b) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of Liberty Funds Trust VI (File Nos. 33-45117 & 811-6529), filed with the Commission on or about September 27, 1996, and is hereby incorporated by reference and made a part of this Registration Statement

         (17)(b) Amendment No. 19 to Schedule A of Amended and Restated Shareholders' Servicing and Transfer Agent Agreement as amended - filed as Exhibit (h)(2) in Part C, Item 23 of Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A of Liberty Funds Trust II (File Nos. 2-66976 and 811-3009), filed with the Commission on or about October 26, 2001, and is hereby incorporated by reference and made a part of this Registration Statement

         (17)(c) Amendment No. 25 to Appendix I of Amended and Restated Shareholders' Servicing and Transfer Agent Agreement as amended(6)

         (17)(d) Pricing and Bookkeeping Agreement - filed as Exhibit 9(b) in Part C, Item 24(b) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of Liberty Funds Trust VI (File Nos. 33-45117 and 811-6529), filed with the Commission on or about September 27, 1996, and is hereby incorporated by reference and made a part of this Registration Statement

         (17)(e) Amendment to Pricing and Bookkeeping Agreement dated July 1, 2001 - filed as Exhibit (h)(5) in Part C, Item 23 of Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A of Liberty Funds Trust II (File Nos. 2-66976 and 811-3009), filed with the Commission on or about October 26, 2001, and is hereby incorporated by reference and made a part of this Registration Statement


         (17)(f) Appendix I of Pricing and Bookkeeping Agreement - filed as Exhibit (h)(6) in Part C, Item 23 of Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A of Liberty Funds Trust II (File Nos. 2-66976 and 811-3009), filed with the Commission on or about October 26, 2001, and is hereby incorporated by reference and made a part of this Registration Statement

         (17)(g) Amended and Restated Credit Agreement with Bank of America - filed as Exhibit (h)(8) in Part C, Item 23 of Post-Effective Amendment No. 110 to the Registration Statement on Form N-1A of Liberty Funds Trust III (File Nos. 2-15184 and 811-881), filed with the Commission on or about August 12, 1999, and is hereby incorporated by reference and made a part of this Registration Statement

         (17)(h) Amendment dated June 30, 2000 to the Amended and Restated Credit Agreement with Bank of America - filed as Exhibit
                  (h)(7) in Part C, Item 23 of Post-Effective Amendment No. 115 to the Registration Statement on Form N-1A of Liberty Funds Trust III (File Nos. 2-15184 and 811-881), filed with the Commission on or about October 4, 2000, and is hereby incorporated by reference and made a part of this Registration Statement

         (17)(i) Amendment No. 2 dated January 26, 2001 to the Amended and Restated Credit Agreement with Bank of America (4)

         (17)(j) Third Amendment dated May 14, 2001 to the Amended and Restated Credit Agreement with Bank of America, N.A. - filed as Exhibit
                  (h)(10) in Part C, Item 23 of Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A of Liberty Funds Trust II (File Nos. 2-66976 and 811-3009), filed with the Commission on or about October 26, 2001, and is hereby incorporated by reference and made a part of this Registration Statement

         (17)(k) Fourth Amendment dated June 1, 2001 to the Amended and Restated Credit Agreement with Bank of America, N.A. - filed as Exhibit (h)(11) in Part C, Item 23 of Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A of Liberty Funds Trust VI, (File Nos. 33-45117 and 811-6529), filed with the Commission on or about August 31, 2001, and is hereby incorporated by reference and made a part of this Registration Statement

         (17)(l) Code of Ethics of Liberty Companies effective January 1, 2001, as revised December 18, 2001 - filed as Exhibit (p) in Part C,
                  Item 23 of Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A of Liberty-Stein Roe Funds Income Trust (File Nos. 33-02633 and 811-4552), filed with the Commission on or about January 29, 2002, and is hereby incorporated by reference and made a part of this Registration Statement

         (17)(m)  Form of Proxy Card and Proxy Insert of Stein Roe High Yield
                  Fund

         (17)(n) The following documents, each filed via EDGAR and listed with its filing accession number, are incorporated by reference into the Proxy/Prospectus that is part of this Registration
                  Statement:

                  The Prospectuses of the Stein Roe High Yield Fund dated November 1, 2001 with respect to Class A and S shares - 0000021832-01-500027 (Class A), 0000021832-01-500036 (Class S)

                       As supplemented on November 2, 2001 -
                       0000021847-01-500212 (Class A), 0000021847-01-500211
                       (Class S)

                  The Prospectuses of Liberty High Yield Securities Fund dated May 1, 2002 with respect to Class A, B, C and Z shares - 0000021847-02-000124

                  The Statements of Additional Information of Stein Roe High Yield Fund dated November 1, 2001 with respect to Class A and S shares - 0000021832-01-500027

                       As supplemented on November 2, 2001 -
                       0000021847-01-500212 (Class A), 0000021847-01-500211
                       (Class S)

                       As supplemented on February 1, 2002 with respect to Class A - 0000021847-02-000035

                  The Report of Independent Auditors and financial statements included in the Annual Report to Shareholders of the Stein Roe High Yield Fund dated June 30, 2001 - 0000891804-01-501681
                  (Class A), 0000891804-01-501688 (Class S)

                  The financial statements included in the Stein Roe High Yield Fund's Semi-Annual Report to Shareholders dated December 31, 2001 - 0000891804-02-000483 (Class S), 0000891804-02-000498
                  (Class A)

                  The following document, filed via EDGAR and listed with its filing accession number, is incorporated by reference into the Statement of Additional Information that is part of this Registration Statement.

                  The Report of Independent Accountants and financial statements included in the Annual Report to Shareholders of the Liberty High Yield Securities Fund dated December 31, 2001 - 0000950156-02-000107


      (1) Incorporated by reference to Post-Effective Amendment No. 42 filed with the Commission via EDGAR on April 22, 1997.

      (2) Incorporated by reference to Post-Effective Amendment No. 49 filed with the Commission via EDGAR on November 20, 1998.

      (3) Incorporated by reference to Post-Effective Amendment No. 55 filed with the Commission via EDGAR on April 30, 1999.

      (4) Incorporated by reference to Post-Effective Amendment No. 64 filed with the Commission via Edgar on or about February 27, 2001.

      (5) Incorporated by reference to Post-Effective Amendment No. 66 filed with the Commission via Edgar on or about December 21, 2001.

      (6) Incorporated by reference to Post-Effective Amendment No. 67 filed with the Commission via Edgar on or about February 11, 2002.

      (7) Incorporated by reference to Post-Effective Amendment No. 68 filed with the Commission via EDGAR on or about February 28, 2002.


      (8) Previously filed. Incorporated by reference to the exhibit of the same number filed in the Registrant's registration statement on Form N-14, Securities Act file number 333-85022, filed on March 27, 2002.


Item 17.          Undertakings

            (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

            (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to this Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that

                               ******************

                                     NOTICE

A copy of the Agreement and Declaration of Trust, as amended, of Liberty Funds Trust I is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that the instrument has been executed on behalf of the Trust by an officer of the Trust as an officer and by its Trustees as trustees and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Trust.

                                   SIGNATURES



      As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, Liberty Funds Trust I, in the City of Boston and The Commonwealth of Massachusetts on this 25th day of April, 2002.




                                        LIBERTY FUNDS TRUST I



                                        By: /s/KEITH T. BANKS
                                        ---------------------
                                        Keith T. Banks, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in their capacities and on the date indicated.



SIGNATURES                          TITLE                                     DATE
----------                          -----                                     ----
/s/ KEITH T. BANKS                   President (chief                          April 25, 2002
----------------------------         executive officer)
Keith T. Banks







/s/ J. KEVIN CONNAUGHTON             Chief Financial Officer (principal        April 25, 2002
----------------------------         financial officer)
J. Kevin Connaughton







/s/ VICKI L. BENJAMIN                Chief Accounting Officer (principal       April 25, 2002
----------------------------         accounting officer)
Vicki L. Benjamin


DOUGLAS A. HACKER*                          Trustee
----------------------------
Douglas A. Hacker


JANET LANGFORD KELLY*                       Trustee
----------------------------
Janet Langford Kelly


RICHARD W. LOWRY*                           Trustee
----------------------------
Richard W. Lowry


SALVATORE MACERA*                           Trustee
----------------------------
Salvatore Macera


WILLIAM E. MAYER*                           Trustee        * /s/RUSSELL L KANE
----------------------------                               ----------------------------
William E. Mayer                                           Russell L. Kane
                                                           ------------------
                                                           Attorney-in-fact
                                                           April 25, 2002

DR. CHARLES R. NELSON*                      Trustee
----------------------------
Dr. Charles R. Nelson


JOHN J. NEUHAUSER*                          Trustee
----------------------------
John J. Neuhauser


JOSEPH R. PALOMBO*                          Trustee
----------------------------
Joseph R. Palombo


THOMAS E. STITZEL*                          Trustee
----------------------------
Thomas E. Stitzel


THOMAS C. THEOBALD*                         Trustee
----------------------------
Thomas C. Theobald


ANNE-LEE VERVILLE*                          Trustee
----------------------------
Anne-Lee Verville

                                    EXHIBITS





         (12) Opinion and Consent of Counsel on Tax Matters and Consequences to Shareholders of Ropes & Gray with respect to the Acquisition of Stein Roe High Yield Fund

         (14)(b)  Consent of Independent Accountants (PWC)

         (17)(m)  Form of Proxy Card and Proxy Insert of Stein Roe High Yield
                  Fund